UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number		811-05526

J.P.Morgan Mutual Fund Investment Trust
(Exact name of registrant as specified in charter)

522 Fifth Avenue New York, NY			10036
(Address of principal executive offices)			(Zip code)

Stephen M. Benham 522 Fifth Avenue New York, NY 10036
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(800) 480-4111

Date of fiscal year end:	December 31

Date of reporting period:	January 1, 2005 to December 31, 2005

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. Section 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.20e-1).

ANNUAL REPORT DECEMBER 31, 2005

JPMorgan Funds

U.S. Equity

Mid/Small Cap

Funds

JPMorgan Capital Growth Fund

JPMorgan Dynamic Small Cap Fund

JPMorgan Growth Advantage Fund

JPMorgan Micro Cap Fund

JPMorgan Mid Cap Equity Fund

JPMorgan Mid Cap Value Fund

JPMorgan Small Cap Core Fund

JPMorgan Small Cap Equity Fund

JPMorgan U.S. Small Company Fund

JPMorgan Value Advantage Fund

CONTENTS

President's Letter	1

Fund Commentaries:

JPMorgan Capital Growth Fund	3

JPMorgan Dynamic Small Cap Fund	6

JPMorgan Growth Advantage Fund	9

JPMorgan Micro Cap Fund	12

JPMorgan Mid Cap Equity Fund	15

JPMorgan Mid Cap Value Fund	18

JPMorgan Small Cap Core Fund	21

JPMorgan Small Cap Equity Fund	24

JPMorgan U.S. Small Company Fund	27

JPMorgan Value Advantage Fund	30

Schedules of Portfolio Investments	33

Financial Statements	85

Financial Highlights	110

Notes to Financial Statements	130

Report of Independent Registered Public Accounting Firm	144

Trustees	145

Officers	147

Schedule of Shareholder Expenses	149

Board Approval of Renewal of Investment Advisory Agreement	153

Tax Letter	159

Highlights

•  U.S. equity market overcame several challenges

•  FOMC raised rates at a measured pace

•  Outlook for equity markets somewhat mixed

Investments in a Fund are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund's share price is lower than when you invested.

Past performance is no guarantee for future performance. The general market views expressed in this report are opinions based on current market conditions and are subject to change without notice. These views are not intended to predict the future performance of a Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of any Fund.

Prospective investors should refer to the Fund's prospectus for a discussion of the Fund's investment objective, strategies and risks. Call JPMorgan Funds Service Center at (800) 480-4111 for a prospectus containing more complete information about a Fund, including management fees and other expenses. Please read it carefully before investing.

JPMorgan
U.S. Equity Mid and Small Cap Funds

PRESIDENT'S LETTER JANUARY 10, 2006  (Unaudited)

"The U.S. equity market overcame several challenges during the reporting period..."

Dear Shareholder:

We are pleased to present this annual report for the JPMorgan U.S. Equity Mid/Small Cap Funds. Inside, you'll find information detailing the performance of the Funds for the 12 months ended December 31, 2005, along with reports from the portfolio managers.

Stocks Produce Modest Gains

The U.S. equity market overcame several challenges during the reporting period, including rising interest rates, surging oil prices, a devastating hurricane season and geopolitical issues. While these factors often overshadowed solid corporate profit growth, the overall market ultimately produced positive returns during the year.

As expected, the Federal Open Market Committee (FOMC) continued to raise interest rates at a measured pace in an attempt to ward off inflation. After five rate hikes in 2004, the FOMC raised rates eight additional times in 2005. All told, short-term rates moved to 4.25% by the end of the period. Despite these actions and the destruction inflicted by hurricanes Katrina, Rita and Wilma, the U.S. economy continued to expand at a brisk pace in 2005. U.S. gross domestic product (GDP) was 3.8% in the first quarter of the year. Higher oil prices, which surpassed $70 a barrel, were cited as a reason for a fall in GDP to 3.1% in the second quarter of 2005. However, the economy demonstrated its resiliency by expanding 4.1% in the third quarter.

Mixed Stock Performance

The broad stock market, as measured by the S&P 500 Index, returned 4.91% during the 12-month period ended December 31, 2005. While there were hopes for another strong rally in the fourth quarter of the year—similar to the 12.18% and 9.23% returns in the fourth quarters of 2003 and 2004, respectively—this did not come to pass in 2005. Concerns over further rate hikes by the FOMC and inflationary pressures tempered the market's gains at the end of the year. Elsewhere during the 12-month period, mid-capitalization stocks generated significant returns, with the Russell Midcap Index gaining 12.65%. Large-capitalization stocks outperformed their small-capitalization counterparts over the period, as the Russell 1000 Index and Russell 2000 Index returned 6.27% and 4.55%, respectively.

Outlook

As we begin the new year, the outlook for equity markets is somewhat mixed. Positives include a solid economy, relatively lower oil prices and the possibility of the FOMC ending its rate hike campaign. On the other hand, corporate profits are expected to decelerate in 2006. In addition, should inflation increase, the FOMC may continue to raise rates. Given these uncertainties, investors should take a long-term approach to investments and maintain a diversified portfolio.

JPMorgan
U.S. Equity Mid and Small Cap Funds

CONTINUED  (Unaudited)

On behalf of us all at JPMorgan Asset Management, thank you for your confidence and the continued trust you have placed in us. We look forward to serving your investment needs for many years to come. Should you have any questions, please feel free to contact the JPMorgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch

President
JPMorgan Funds

JPMORGAN U.S. EQUITY MID/SMALL CAP FUNDS2

JPMorgan
Capital Growth Fund

AS OF DECEMBER 31, 2005  (Unaudited)

FUND FACTS
Fund Inception	9/23/87
Fiscal Year End	December 31
Net Assets as of 12/31/2005 (In Thousands)	$785,480
Primary Benchmark	Russell Midcap Growth Index

Q:  HOW DID THE FUND PERFORM?

A:  The JPMorgan Capital Growth Fund, which seeks capital growth over the long term,* returned 9.77% (A Shares) over the 12 months ended December 31, 2005, compared to the 12.10% return of the Russell Midcap Growth Index over the same period.

Q:  WHY DID THE FUND PERFORM IN THIS WAY?

A:  U.S. equity markets were dominated by interest rate concerns in 2005, as economic data was closely observed for signs that the Federal Open Market Committee's (FOMC) tightening cycle was winding down. Although there were bumps in the road, most particularly slowed growth and increased inflation following the hurricanes of late summer, the economy was generally supportive of equity gains in 2005. Equity markets were also supported by continued strength in corporate profits.

Despite posting a solid absolute return for the year, the Fund underperformed its benchmark due to overall stock selection in the consumer discretionary and information technology sectors. For most of the year, consumers faced headwinds of rising interest rates, increasing winter heating costs and a softening U.S. housing market. At the individual stock level, Flir System Inc. and VeriSign Inc. were large detractors from performance. Flir Systems Inc., a manufacturer of thermal imaging and infrared camera systems, announced that third-quarter earnings would not meet expectations due to disappointing results in its imaging business and European thermography division. The company reduced its full-year outlook as it did not expect to make up the third-quarter earnings and revenue shortfall in the fourth quarter. VeriSign Inc., an Internet and telecommunication infrastructure provider, experienced mixed results as second-quarter sales decreased in its ring tone business divisions. Other parts of the company's business remain on track.

The Fund was positively impacted by overall stock selection in the energy and industrials sectors. Individual holdings, such as Grant Prideco Inc. and Omnicare Inc., were among the top individual contributors to performance. Grant Prideco Inc., an international provider of energy exploration products, generated strong results, stemming from increased production and strong energy prices. Omnicare Inc., a leading provider of pharmaceutical care for the elderly, acquired rival provider NeighborCare Inc., offering cost savings and improved purchasing power, which could lead to accelerated earnings growth.

Q:  HOW WAS THE FUND MANAGED?

A:  We employ a bottom-up approach to stock selection, constructing portfolios based on company fundamentals, quantitative screening and proprietary fundamental analysis. Our aim is designed to identify dominant franchises with predictable business models deemed capable of achieving sustained growth. We sought to maintain significant sector diversification in the Fund to avoid any large allocations contingent on macroeconomic or sector trends.

  *  The advisor seeks to achieve the Fund's objective. There can be no guarantee it will be achieved.

JPMORGAN U.S. EQUITY MID/SMALL CAP FUNDS3

JPMorgan
Capital Growth Fund

CONTINUED

(Unaudited)

PORTFOLIO COMPOSITION*

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO*
1. West Corp.	2.3%
2. Amphenol Corp.	2.2%
3. Sherwin-Williams Co. (The)	1.5%
4. Polo Ralph Lauren Corp.	1.5%
5. Seagate Technology	1.5%
6. Zions Bancorp	1.5%
7. Jabil Circuit, Inc.	1.5%
8. J.B.Hunt Transport Services, Inc.	1.5%
9. Microchip Technology, Inc.	1.4%
10. Alliance Data Systems Corp.	1.4%

  *  Percentages indicated are based on net assets as of December 31, 2005. The portfolio's composition is subject to change.

JPMORGAN U.S. EQUITY MID/SMALL CAP FUNDS4

ANNUAL REPORT DECEMBER 31

2005

(Unaudited)

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2005

	1 YEAR	5 YEARS	10 YEARS
CLASS A SHARES
Without Sales Charge	9.77%	3.71%	9.59%
With Sales Charge*	4.01%	2.60%	9.00%
CLASS B SHARES
Without CDSC	9.23%	3.20%	9.15%
With CDSC**	4.23%	2.84%	9.15%
CLASS C SHARES
Without CDSC	9.26%	3.17%	8.95%
With CDSC***	8.26%	3.17%	8.95%
SELECT CLASS SHARES	10.08%	4.20%	10.05%

  *  Sales charge for class A shares is 5.25%.

  **  Assumes 5% CDSC (contingent deferred sales charge) for the one year period, 2% CDSC for the five year period and 0% CDSC for the ten year period.

  ***  Assumes a 1% CDSC for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (12/31/95 TO 12/31/05)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risk. Investment returns and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on 9/23/87.

Returns for the Select Class Shares prior to 1/25/96 (offering date of the Select Class Shares) are calculated using the historical expenses of the Class A Shares, which are higher than the expenses of the Select Shares.

Returns for the Class C Shares prior to 1/2/98 (offering date of the Class C Shares) are calculated using the historical expenses of the Class A Shares. During this period, the actual returns of Class C Shares would have been lower than shown because Class C Shares have higher expenses than Class A Shares.

The graph illustrates comparative performance for $10,000 invested in Class A Shares of the JPMorgan Capital Growth Fund, Russell Midcap Growth Index, and Lipper Mid-Cap Growth Funds Index from December 31, 1995 to December 31, 2005. The performance of the Fund assumes reinvestment of all dividends and capital gains and includes a sales charge. The performance of the indices does not include expenses or a sales charge and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The Russell Midcap Growth Index measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher financial growth values. The Lipper Mid-Cap Growth Funds Index represents the total returns of the funds in the indicated category, as defined by Lipper, Inc. Investors cannot invest directly in an index.

Class A shares have a $1,000 minimum initial investment and carry a 5.25% sales charge.

Performance may reflect the waiver and reimbursement of the Fund's fees/expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

JPMORGAN U.S. EQUITY MID/SMALL CAP FUNDS5

JPMorgan
Dynamic Small Cap Fund

AS OF DECEMBER 31, 2005  (Unaudited)

FUND FACTS
Fund Inception	5/19/97
Fiscal Year End	December 31
Net Assets as of 12/31/2005 (In Thousands)	$182,344
Primary Benchmark	Russell 2000 Growth Index

Q:  HOW DID THE FUND PERFORM?

A:  The JPMorgan Dynamic Small Cap Fund, which seeks capital growth over the long term,* returned 5.29% (A Shares) over the 12 months ended December 31, 2005, compared to the 4.15% return of the Russell 2000 Growth Index over the same period.

Q:  WHY DID THE FUND PERFORM IN THIS WAY?

A:  U.S. equity markets were dominated by interest rate concerns in 2005, as economic data was closely observed for signs that the Federal Open Market Committee's (FOMC) tightening cycle was winding down. Although there were bumps in the road, most particularly slowed growth and increased inflation following the hurricanes of late summer, the economy was generally supportive of equity gains in 2005. Equity markets were also supported by continued strength in corporate profits.

The Fund outperformed the benchmark due primarily to stock selection in the materials and healthcare sectors. At the individual stock level, VeriFone Holdings Inc. and Chemed Corp. were positive contributors to performance. VeriFone Holdings Inc., a leading global provider of electronic payment technology, reported strong financial results and consistently raised earnings guidance. Chemed Corp., which operates VITAS Healthcare Corporation, a provider of end-of-life care, and Roto-Rooter, a plumbing and drain cleaning service provider, reported strong earnings growth resulting from increased revenues across business segments.

The Fund was negatively impacted by overall stock selection in the energy sector and an underweight in information technology. Avocent Corp. and Lions Gate Entertainment Corp. were among top individual detractors from performance. Avocent Corp., a computer equipment maker, experienced mixed results. The company slashed its first-quarter revenue guidance due to lower sales, the launch of its DSView 3 software and greater-than-expected seasonal softness. Lions Gate Entertainment Corp., an independent producer of motion pictures, television programming and family entertainment, lowered the company's earnings outlook for its fiscal year ending March 31, 2006, citing softness in home entertainment products, direct-to-video releases and disappointment in box office sales.

Q:  HOW WAS THE FUND MANAGED?

A:  We employ a bottom-up approach to stock selection, constructing portfolios based on company fundamentals, quantitative screening and proprietary fundamental analysis. Our aim is to identify growth companies with leading competitive positions, run by highly motivated and talented management that can sustain growth over a period of many years. Potential investments are subjected to rigorous financial analysis and a disciplined approach to valuation. Late in the third quarter of 2005, the Fund's strategy was slightly modified to include a lower number of holdings, allowing us to focus on companies where we possess a greater degree of conviction in their fundamentals.

  *  The advisor seeks to achieve the Fund's objective. There can be no guarantee it will be achieved.

JPMORGAN U.S. EQUITY MID/SMALL CAP FUNDS6

ANNUAL REPORT DECEMBER 31

2005

(Unaudited)

PORTFOLIO COMPOSITION*

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO*
1. Marlin Business Services, Inc.	2.4%
2. Oshkosh Truck Corp.	2.4%
3. Charming Shoppes, Inc.	2.3%
4. Chemed Corp.	2.3%
5. Foundation Coal Holdings, Inc.	2.3%
6. Champion Enterprises, Inc.	2.2%
7. General Cable Corp.	2.2%
8. Hyperion Solutions Corp.	2.2%
9. Affiliated Managers Group, Inc.	2.1%
10. Epicor Software Corp.	2.0%

  *  Percentages indicated are based on net assets as of December 31, 2005. The portfolio's composition is subject to change.

JPMORGAN U.S. EQUITY MID/SMALL CAP FUNDS7

JPMorgan
Dynamic Small Cap Fund

CONTINUED

(Unaudited)

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2005

	1 YEAR	5 YEARS	SINCE INCEPTION (5/19/97)
CLASS A SHARES
Without Sales Charge	5.29%	1.16%	10.31%
With Sales Charge*	(0.23%)	0.07%	9.63%
CLASS B SHARES
Without CDSC	4.66%	0.53%	9.63%
With CDSC**	(0.34%)	0.13%	9.63%
CLASS C SHARES
Without CDSC	4.67%	0.53%	9.59%
With CDSC***	3.67%	0.53%	9.59%
SELECT CLASS SHARES	5.70%	1.58%	10.64%

  *  Sales charge for class A shares is 5.25%.

  **  Assumes 5% CDSC (contingent deferred sales charge) for the one year period, 2% CDSC for the five year period and 0% CDSC for the period since inception.

  ***  Assumes a 1% CDSC for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (5/19/97 TO 12/31/05)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risk. Investment returns and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on 5/19/97.

Returns for the Select Class Shares prior to 4/5/99 (offering date of the Select Class Shares) are calculated using the historical expenses of the Class A Shares, which are higher than the expenses of the Select Shares. Returns for the Class C Shares prior to 1/7/98 (offering date of the Class C Shares) are calculated using the historical expenses of the Class B Shares, which are similar to the expenses of the Class C Shares.

The graph illustrates comparative performance for $10,000 invested in Class A Shares of the JPMorgan Dynamic Small Cap Fund, Russell 2000 Growth Index, S&P SmallCap 600/BARRA Growth Index, and Lipper Small-Cap Growth Funds Index from May 19, 1997 to June 30, 2005. The performance of the Fund assumes reinvestment of all dividends and capital gains and includes a sales charge. The performance of the indices reflects an initial investment at the end of the month following the Fund's inception. The performance of the indices does not include expenses or a sales charge and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The Russell 2000 Growth Index is an unmanaged, capitalization weighted price only index, which is comprised of 2000 of the smallest stocks (on the basis of capitalization) in the Russell 3000 Index. The S&P SmallCap 600/ BARRA Growth Index is a capitalization-weighted index of all the stocks in the S&P SmallCap 600 Index with higher price-to-book ratios. The benchmark for the Fund was changed from the S&P SmallCap 600/BARRA Growth Index to the Russell 2000 Growth Index because the adviser believes the Russell 2000 Growth Index more accurately reflects the Fund's investment strategy. The Lipper Small-Cap Growth Funds Index represents the total returns of the funds in the indicated category, as defined by Lipper, Inc. Investors cannot invest directly in an index.

Class A Shares have a $1,000 minimum initial investment and carry a 5.25% sales charge.

Performance may reflect the waiver and reimbursement of the Fund's fees/expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

JPMORGAN U.S. EQUITY MID/SMALL CAP FUNDS8

JPMorgan
Growth Advantage Fund

AS OF DECEMBER 31, 2005  (Unaudited)

FUND FACTS
Fund Inception	10/29/99
Fiscal Year End	December 31
Net Assets as of 12/31/2005 (In Thousands)	$56,096
Primary Benchmark	Russell 3000 Growth Index,

Q:  HOW DID THE FUND PERFORM?

A:  The JPMorgan Growth Advantage Fund, which seeks to provide long-term capital growth,* returned 10.63% (A Shares)1 over the 12 months ended December 31, 2005, compared to the 5.17% return of the Russell 3000 Growth Index over the same period.

Q: WHY DID THE FUND PERFORM IN THIS WAY?

A:  U.S. equity markets were dominated by interest rate concerns in 2005, as economic data was closely observed for signs that the Federal Open Market Committee's (FOMC) tightening cycle was winding down. Although there were bumps in the road, most particularly slowed growth and increased inflation following the hurricanes of late summer, the economy was generally supportive of equity gains in 2005.

The Fund was positively impacted by overall stock selection in the energy and technology sectors. Holdings, such as Apple Computer Inc. and Omnicare Inc., were among the top contributors. Apple Computer Inc., a manufacturer and marketer of personal computers, benefited from the expansion of its iPod digital music player business lines. Sales increased as the company introduced less expensive models, flash memory-based products and video playing versions. Omnicare Inc., a leading provider of pharmaceutical care for the elderly, acquired rival provider NeighborCare Inc., offering cost savings and improved purchasing power, which could lead to accelerated earnings growth.

Stock selection in consumer discretionary detracted from performance during the year. Exposure to OSI Pharmaceuticals Inc. and VeriSign Inc. detracted from performance. Shares of OSI Pharmaceuticals Inc. declined sharply after the company announced its acquisition of Eyetech Pharmaceuticals for a substantial premium. VeriSign Inc., an internet and telecommunication infrastructure provider, experienced mixed results as second-quarter sales decreased in its ring tone business divisions. Other parts of the company's business remain on track.

Q: HOW WAS THE FUND MANAGED?

A:  Our focus remains on stock selection, believing that quality companies, regardless of their economic sector, trading at attractive valuations will outperform in the long term. Our aim is designed to identify companies with predictable and durable business models deemed capable of achieving sustained growth. We sought to maintain significant sector diversification in the Fund to avoid any large allocations contingent on macroeconomic or sector trends.

  1  Effective August 17, 2005, the JPMorgan Mid Cap Growth Fund's name, investment objective, strategy and process changed to the current JPMorgan Growth Advantage Fund.  Effective August 17, 2005, the funds benchmark was changed from the Russell Midcap® Growth Index to the Russell 3000 Growth Index.

  *  The advisor seeks to achieve the Fund's objective. There can be no guarantee it will be achieved.

JPMORGAN U.S. EQUITY MID/SMALL CAP FUNDS9

JPMorgan
Growth Advantage Fund

CONTINUED

(Unaudited)

PORTFOLIO COMPOSITION*

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO*
1. West Corp.	2.3%
2. Amphenol Corp.	2.2%
3. Sherwin-Williams Co. (The)	1.6%
4. Seagate Technology	1.5%
5. Norfolk Southern Corp.	1.5%
6. Polo Ralph Lauren Corp.	1.5%
7. Zions Bancorp	1.5%
8. Jabil Circuit, Inc.	1.5%
9. Alliance Data Systems Corp.	1.4%
10. McAfee, Inc.	1.4%

  *  Percentages indicated are based on net assets as of December 31, 2005. The portfolio's composition is subject to change.

JPMORGAN U.S. EQUITY MID/SMALL CAP FUNDS10

ANNUAL REPORT DECEMBER 31

2005

(Unaudited)

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2005

	1 YEAR	5 YEARS	SINCE INCEPTION (10/29/99)
CLASS A SHARES[1]
Without Sales Charge	10.63%	(2.09%)	(6.75%)
With Sales Charge*	4.79%	(3.14%)	(7.56%)
CLASS B SHARES
Without CDSC	9.75%	(2.77%)	(7.41%)
With CDSC**	4.75%	(3.22%)	(7.41%)

  1  Effective August 17, 2005, the JPMorgan Mid Cap Growth Fund's name, investment objective, strategy and process changed to the current JPMorgan Growth Advantage Fund.

  *  Sales charge for class A shares is 5.25%.

  **  Assumes 5% CDSC (contingent deferred sales charge) for the one year period, 2% CDSC for the five year period and 0% CDSC for the period since inception.

LIFE OF FUND PERFORMANCE (10/29/99 TO 12/31/05)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risk. Investment returns and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The JPMorgan Growth Advantage Fund commenced operations on 10/29/99.

The graph illustrates comparative performance for $10,000 invested in Class A Shares of the JPMorgan Growth Advantage Fund, Russell 3000 Growth Index, Russell Midcap Growth Index, and Lipper Multi-Cap Growth Funds Index from October 29, 1999 to June 30, 2005. The performance of the Fund assumes reinvestment of all dividends and capital gains and includes a sales charge. The performance of the indices reflects an initial investment at the end of the month following the Fund's inception. The performance of the indices does not include expenses or a sales charge and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The Russell 3000 Growth Index measures the performance of those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell Midcap Growth Index measures the performance of those Russell Midcap companies with higher price to-book ratios and higher forecasted growth values. The benchmark for the Fund was changed from the Russell Midcap Growth Index to the Russell 3000 Growth Index because the adviser believes the new Index more accurately reflects the Fund's investment strategy. The Lipper Multi-Cap Growth Funds Index represents the total returns of the funds in the indicated category, as defined by Lipper, Inc. Investors cannot invest directly in an index.

Class A Shares have a $1,000 minimum initial investment and carry a 5.25% sales charge.

Performance may reflect the waiver and reimbursement of the Fund's fees/expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

JPMORGAN U.S. EQUITY MID/SMALL CAP FUNDS11

JPMorgan
Micro Cap Fund

AS OF DECEMBER 31, 2005  (Unaudited)

FUND FACTS
Fund Inception	10/31/05
Fiscal Year End	December 31
Net Assets as of 12/31/2005 (In Thousands)	$5,158
Primary Benchmark	Russell Microcap Index

Q:  HOW DID THE FUND PERFORM?

A:  The JPMorgan Micro Cap Fund, which seeks capital growth over the long term,* returned 3.20% (Select Shares) since inception (10/31/05) ended December 31, 2005, compared to the 4.42% return of the Russell Microcap Index over the same period.

Q:  WHY DID THE FUND PERFORM IN THIS WAY?

A:  U.S. equity markets were dominated by interest rate concerns in 2005, as economic data was closely observed for signs that the Federal Open Market Committee's (FOMC) tightening cycle was winding down. Although there were bumps in the road, most particularly slowed growth and increased inflation following the hurricanes of late summer, the economy was generally supportive of equity gains in 2005. Equity markets were also supported by continued strength in corporate profits.

The Fund underperformed the benchmark due primarily to overall stock selection in the consumer discretionary and industrials sectors. Consumers were faced with the headwinds of rising interest rates, increasing winter heating costs and a softening U.S. housing market. At the individual stock level, Hudson Highland Group Inc. and Youbet.com Inc. were among the top detractors from performance. Hudson Highland Group Inc, a specialty staffing company, announced that 2005 results would be lower than expected due to hiring softness in New Zealand, Australia and North America. Youbet.com Inc., an operator of online horse race wagering, announced that revenue growth for the fourth quarter would be below expectations, as the number of race days were reduced due to disruptions caused by Hurricanes Rita and Katrina, and issues specific to a California race track.

The Fund was positively impacted by overall stock selection in the financial sector and a lack of exposure to the telecommunication services sector. Lo Jack Corp. and NMT Medical Inc. were among the top individual contributors to performance. Lo Jack Corp., a provider of theft assistance technology and services for automobiles, reported strong results as the company continues to penetrate both new and existing domestic markets. Additionally, the company posted a 45% increase in international sales. The stock of NMT Medical Inc., a developer of cardiac implant technologies, rose on the back of increased optimism toward the company's efforts to find a treatment for migraine headaches.

Q:  HOW WAS THE FUND MANAGED?

A:  We employ a bottom-up approach to stock selection, constructing portfolios based on company fundamentals, quantitative screening and proprietary fundamental analysis. Our aim is to identify micro cap companies with durable franchises and strong management that will, in our opinion, generate solid returns over the long term. Our research involves separating those with strong long-term prospects from those that exhibit deteriorating business fundamentals or experience deep cyclicality. Potential investments are subjected to rigorous financial analysis and a disciplined approach to valuation.

  *  The advisor seeks to achieve the Fund's objective. There can be no guarantee it will be achieved.

JPMORGAN U.S. EQUITY MID/SMALL CAP FUNDS12

ANNUAL REPORT DECEMBER 31

2005

(Unaudited)

PORTFOLIO COMPOSITION*

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO*
1. Celebrate Express, Inc.	3.4%
2. PDF Solutions, Inc.	3.2%
3. Collectors Universe	3.0%
4. FirstService Corp. (Canada)	3.0%
6. Bankrate, Inc.	2.5%
5. Lo Jack Corp.	2.5%
7. Unica Corp.	2.5%
8. American Dental Partners, Inc.	2.4%
9. Lufkin Industries, Inc.	2.3%
10. Interface, Inc.	2.2%

  *  Percentages indicated are based on net assets as of December 31, 2005. The portfolio's composition is subject to change.

JPMORGAN U.S. EQUITY MID/SMALL CAP FUNDS13

JPMorgan
Micro Cap Fund

CONTINUED

(Unaudited)

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2005

SINCE INCEPTION (10/31/05)
CLASS A SHARES
Without Sales Charge	3.13%
With Sales Charge*	(2.17%)
CLASS C SHARES
Without CDSC	3.07%
With CDSC**	2.07%
SELECT CLASS SHARES	3.20%
RUSSELL MICROCAP INDEX	4.79%

  *  Sales charge for class A shares is 5.25%.

  **  Assumes a 1% CDSC for the one year period and 0% CDSC thereafter.

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risk. Investment returns and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on 10/31/05.

The performance of the index does not include expenses or a sales charge and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The Russell Microcap Index is an unmanaged, capitalization weighed price only index, which is comprised of 1,000 of the smallest stocks (on the basis of capitalization) in the small-cap Russell 2000 Index plus the next 1,000 smallest securities. Investors cannot invest directly in an index.

Performance may reflect the waiver and reimbursement of the Fund's fees / expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

JPMORGAN U.S. EQUITY MID/SMALL CAP FUNDS14

JPMorgan
Mid Cap Equity Fund

AS OF DECEMBER 31, 2005  (Unaudited)

FUND FACTS
Fund Inception	1/1/97
Fiscal Year End	December 31
Net Assets as of 12/31/2005 (In Thousands)	$268,582
Primary Benchmark	Russell Midcap Index

Q:  HOW DID THE FUND PERFORM?

A:  The JPMorgan Mid Cap Equity Fund, whose objective is long-term capital growth,* returned 9.61% (Select Shares) over the 12 months ended December 31, 2005, compared to the 12.65% return of the Russell Midcap Index over the same period.

Q:  WHY DID THE FUND PERFORM IN THIS WAY?

A:  U.S. equity markets were dominated by interest rate concerns in 2005, as economic data was closely observed for signs that the Federal Open Market Committee's (FOMC) tightening cycle was winding down. Although there were bumps in the road, most particularly slowed growth and increased inflation following the hurricanes of late summer, the economy was generally supportive of equity gains in 2005. Equity markets were also supported by continued strength in corporate profits.

The Fund underperformed the benchmark due primarily to overall stock selection in the consumer discretionary and materials sectors, as consumers faced headwinds of rising interest rates, increasing winter heating costs and a softening U.S. housing market while many materials manufacturers faced increased costs associated with higher energy prices. At the individual stock level, IPC Holdings Ltd. and VeriSign Inc. were top detractors from performance. IPC Holdings Ltd., a provider of property catastrophe reinsurance, announced significant insured losses resulting from Hurricanes Katrina and Rita. Despite relatively stable operating results prior to the hurricanes, the storms negatively impacted the company's third-quarter financial results. VeriSign Inc., an Internet and telecommunication infrastructure provider, experienced mixed results as second-quarter sales decreased in its ring tone business divisions. Other parts of the company's business remain on track.

The Fund was positively impacted by overall stock selection in industrials and an overweight in energy. Coventry Health Care Inc. and Burlington Resources Inc. were among the top contributors to performance. Coventry Health Care Inc., a managed healthcare company, experienced accelerated earning growth in 2005 due to improved margins and realized synergies from its acquisition of First Health Group Corporation. Burlington Resources Inc., an energy exploration and production company, reported strong results resulting from higher energy prices, growth in production and accelerated share repurchases. In addition, the stock strengthened in December as the company agreed to be acquired by ConocoPhillips.

Q:  HOW WAS THE FUND MANAGED?

A:  We employ a bottom-up approach to stock selection, constructing portfolios based on company fundamentals, quantitative screening and proprietary fundamental analysis. The research process is designed to identify companies with predictable and durable business models deemed capable of achieving sustainable growth. Above-average growth, sustainable cash flows and attractive valuations are characteristics of the investments in this portfolio. Potential investments are subjected to rigorous financial analysis and a disciplined approach to valuation.

  *  The advisor seeks to achieve the Fund's objective. There can be no guarantee it will be achieved.

JPMORGAN U.S. EQUITY MID/SMALL CAP FUNDS15

JPMorgan
Mid Cap Equity Fund

CONTINUED

(Unaudited)

PORTFOLIO COMPOSITION*

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO*
1. Coventry Health Care, Inc.	1.5%
2. Amphenol Corp.	1.5%
3. Sherwin-Williams Co. (The)	1.3%
4. V.F. Corp.	1.2%
5. Assurant, Inc.	1.2%
6. West Corp.	1.1%
7. Omnicare, Inc.	1.1%
8. Burlington Resources, Inc.	1.0%
9. M&T Bank Corp.	1.0%
10. Zions Bancorp	1.0%

  *  Percentages indicated are based on net assets as of December 31, 2005. The portfolio's composition is subject to change.

JPMORGAN U.S. EQUITY MID/SMALL CAP FUNDS16

ANNUAL REPORT DECEMBER 31

2005

(Unaudited)

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2005

	1 YEAR	5 YEAR	10 YEARS
SELECT CLASS SHARES	9.61%	7.56%	11.48%

LIFE OF FUND PERFORMANCE (12/31/95 TO 12/31/05)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risk. Investment returns and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on 1/1/97.

Returns for the Fund prior to 1/1/97 (offering date of the Select Class Shares) are the returns of a common trust fund adjusted to reflect the Fund's expense levels (absent reimbursements) that were in place at the time the Fund recieved the common trust fund assets. The common trust fund was not registered with the SEC and was not subject to investment restrictions of registered mutual funds. If the common trust fund had been registered, performance may have been adversely affected.

The graph illustrates comparative performance for $1,000,000 invested in the JPMorgan Mid Cap Equity Fund, Russell Midcap Index, and Lipper Mid-Cap Core Funds Index from December 31, 1995 to June 30, 2005. The performance of the Fund assumes reinvestment of all dividends and capital gains. The performance of the indices does not include expenses and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The Russell Midcap Index measures the performance of the smallest 800 companies of the Russell 1000 Index, which represents approximately 25% of the total market capitalization of the Russell 1000 Index. The Lipper Mid-Cap Core Funds Index represents the total returns of the funds in the indicated category, as defined by Lipper, Inc. Investors cannot invest directly in an Index.

Select Class Shares have a $1,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver and reimbursement of the Fund's fees/expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

JPMORGAN U.S. EQUITY MID/SMALL CAP FUNDS17

JPMorgan
Mid Cap Value Fund

AS OF DECEMBER 31, 2005  (Unaudited)

FUND FACTS
Fund Inception	11/13/97
Fiscal Year End	December 31
Net Assets as of 12/31/2005 (In Thousands)	$7,016,803
Primary Benchmark	Russell Midcap Value Index

Q:  HOW DID THE FUND PERFORM?

A:  The JPMorgan Mid Cap Value Fund, which seeks growth from capital appreciation,* returned 9.42% (Institutional Shares) over the 12 months ended December 31, 2005, compared to the 12.65% return of the Russell Midcap Value Index over the same period.

Q:  WHY DID THE FUND PERFORM IN THIS WAY?

A:  U.S. equity markets were dominated by interest rate concerns in 2005, as economic data was closely observed for signs that the Federal Open Market Committee's (FOMC) tightening cycle was winding down. Although there were bumps in the road, most particularly slowed growth and increased inflation following the hurricanes of late summer, the economy was generally supportive of equity gains in 2005. Equity markets were also supported by continued strength in corporate profits.

The Fund underperformed the benchmark due primarily to overall stock selection in the consumer discretionary and materials sectors, as consumers faced headwinds of rising interest rates, increasing winter heating costs and a softening U.S. housing market while many materials manufacturers faced increased costs associated with higher energy prices. At the individual stock level, IPC Holdings Ltd. and Gannett Co. Inc. were among the top detractors from performance. IPC Holdings Ltd., a provider of property catastrophe reinsurance, announced significant insured losses resulting from Hurricanes Katrina and Rita. Despite relatively stable operating results prior to the hurricanes, the storms negatively impacted the company's third-quarter financial results. Gannett Co., Inc., a media conglomerate, experienced weaker revenues due to reduced ad sales.

The Fund was positively impacted by overall stock selection in the industrials and consumer staples sectors. Burlington Resources, Inc. and Coventry Health Care Inc. were among the top individual contributors to performance. Burlington Resources, Inc., an energy exploration and production company, reported strong results resulting from higher energy prices, growth in production and accelerated share repurchases. In addition, the stock strengthened in December as the company agreed to be acquired by ConocoPhillips. Coventry Health Care Inc., a managed health care company, experienced accelerated earning growth in 2005 due to improved margins and realized synergies from its acquisition of First Health Group Corporation.

Q:  HOW WAS THE FUND MANAGED?

A:  We employ a bottom-up approach to stock selection, constructing portfolios based on company fundamentals, quantitative screening and proprietary fundamental analysis. Our aim is to identify undervalued companies that have the potential to grow their intrinsic values per share and to purchase these companies at a discount. The research process is designed to identify companies with predictable and durable business models deemed capable of achieving sustainable growth. Potential investments are subjected to rigorous financial analysis and a disciplined approach to valuation.

  *  The advisor seeks to achieve the Fund's objective. There can be no guarantee it will be achieved.

JPMORGAN U.S. EQUITY MID/SMALL CAP FUNDS18

ANNUAL REPORT DECEMBER 31

2005

(Unaudited)

PORTFOLIO COMPOSITION*

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO*
1. V.F. Corp.	2.4%
2. Assurant, Inc.	2.3%
3. Burlington Resources, Inc.	2.0%
4. M&T Bank Corp.	1.9%
5. Coventry Health Care, Inc.	1.9%
6. Devon Energy Corp.	1.8%
7. CenturyTel, Inc.	1.8%
8. AutoZone, Inc.	1.8%
9. North Fork Bancorp, Inc.	1.7%
10. Kinder Morgan, Inc.	1.7%

  *  Percentages indicated are based on net assets as of December 31, 2005. The portfolio's composition is subject to change.

JPMORGAN U.S. EQUITY MID/SMALL CAP FUNDS19

JPMorgan
Mid Cap Value Fund

CONTINUED

(Unaudited)

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2005

	1 YEAR	5 YEARS	SINCE INCEPTION (11/13/97)
CLASS A SHARES
Without Sales Charge	8.87%	13.88%	17.49%
With Sales Charge*	3.16%	12.66%	16.71%
CLASS B SHARES
Without CDSC	8.31%	13.18%	17.04%
With CDSC**	3.31%	12.94%	17.04%
CLASS C SHARES
Without CDSC	8.34%	13.23%	17.07%
With CDSC***	7.34%	13.23%	17.07%
SELECT CLASS SHARES	9.16%	14.18%	17.68%
INSTITUTIONAL CLASS SHARES	9.42%	14.43%	17.83%

  *  Sales charge for class A shares is 5.25%.

  **  Assumes 5% CDSC (contingent deferred sales charge) for the one year period, 2% CDSC for the five year period and 0% CDSC for the period since inception.

  ***  Assumes a 1% CDSC for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (11/13/97 TO 12/31/05)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risk. Investment returns and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on 11/13/97.

Returns for the Select Class Shares prior to 10/31/01 (offering date of the Select Class Shares) are calculated using the historical expenses of the Institutional Class Shares. During the period, the actual returns of Select Class Shares would have been lower than shown because Select Class Shares have higher expenses Institutional Class Shares.

Returns for the Class A, Class B, and Class C Shares prior to 4/30/01 (offering date of the Class A, Class B, and Class C Shares) are calculated using the historical expenses of the Institutional Class Shares. During this period, the actual returns of Class A, Class B, and Class C Shares would have been lower than shown because Class A, Class B, and Class C Shares have higher expenses than Institutional Class Shares.

The graph illustrates comparative performance for $3,000,000 invested in Institutional Class Shares of the JPMorgan Mid Cap Value Fund, Russell Midcap Value Index, and Lipper Mid-Cap Value Funds Index from November 13, 1997 to June 30, 2005. The performance of the Fund assumes reinvestment of all dividends and capital gains. The performance of the indices reflects an initial investment at the end of the month following the Fund's inception. The performance of the indices does not include expenses or a sales charge and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The Russell Midcap Value Index is an unmanaged, capitalization weighted, price only index that measures the performance of those companies included in the Russell Midcap Index that have lower price-to-book ratios and lower forecasted growth rates. The Lipper Mid-Cap Value Funds Index represents the total returns of the funds in the indicated category, as defined by Lipper, Inc. Investors cannot invest directly in an index.

Institutional Class Shares have a $3,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver and reimbursement of the Fund's fees/expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

JPMORGAN U.S. EQUITY MID/SMALL CAP FUNDS20

JPMorgan
Small Cap Core Fund

AS OF DECEMBER 31, 2005  (Unaudited)

FUND FACTS
Fund Inception	1/1/97
Fiscal Year End	December 31
Net Assets as of 12/31/2005 (In Thousands)	$815,905
Primary Benchmark	Russell 2000 Index

Q:  HOW DID THE FUND PERFORM?

A:  The JPMorgan Small Cap Core Fund, which seeks capital growth over the long term,* returned 3.90% (Select Shares) over the 12 months ended December 31, 2005, compared to the 4.55% return of the Russell 2000 Index over the same period.

Q:  WHY DID THE FUND PERFORM THIS WAY?

A:  U.S. equity markets produced solid returns in 2005. Concerns that a slowdown in the housing sector would cut the legs out from under consumer spending were more than offset by increased consumer confidence due primarily to rapidly falling gasoline prices in the third and fourth quarters.

Stock selection in the finance and pharmaceutical sectors primarily detracted from results. At the security level, a top detractor was R&G Financial Corp., a diversified financial services company, whose shares declined in April on the back of restated earnings for 2004. The company's shares also fell in sync with a major Puerto Rico-based lender that has undergone a formal accounting probe by the SEC. Another major detractor was Cypress Biosciences Inc., a biotechnology company. Shares of Cypress Biosciences Inc. fell at the end of September after the company and its drug development partner, Forest Laboratories Inc., announced early data from a Phase III clinical trial showing that the drug milnacipran was statistically ineffective in treating fibromyalgia, a condition causing chronic muscle pain and stiffness. Despite the setback, Forest Laboratories and Cypress Biosciences stated that they will continue to pursue two additional Phase III clinical trials for the drug, but admitted their plan could change in the near future.

Although the Fund underperformed its benchmark, stock selection in the industrial cyclical and utility sectors aided performance. Among the top contributors were Dobson Communications Corp., an Oklahoma City-based provider of wireless communications services, and GUESS? Inc., an apparel retailer. In June, Dobson Communications Corp. shares benefited from positive earnings guidance due to increased revenue per subscriber. The company also initiated discussions with Cingular, the largest U.S. cell phone provider, aimed at setting up a roaming agreement. Additionally, the company agreed to buy the Cellular One brand from Alltel Corp., a telecommunications company, for $1.3 million. GUESS? Inc. shares increased after the company reported record revenues throughout the year, which were driven by the performance in its European business.

Q:  HOW WAS THE FUND MANAGED?

A:  The Fund strives to add value exclusively through stock selection rather than sector, style or theme bets. To minimize sector risk, we weight sectors in the Fund within +/-1% of the sector weights of the benchmark. We have found that minimizing sector bets is one of the most effective ways of reducing residual risk from a portfolio without reducing the ability to add performance. Finally, to control stock-specific risk, individual stock weights in the Fund are limited to +/-1% of the stock's weight in the Russell 2000 Index.

  *  The advisor seeks to achieve the Fund's objective. There can be no guarantee it will be achieved.

JPMORGAN U.S. EQUITY MID/SMALL CAP FUNDS21

JPMorgan
Small Cap Core Fund

CONTINUED

(Unaudited)

PORTFOLIO COMPOSITION*

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO*
1. Applied Industrial Technologies, Inc.	1.1%
2. Houston Exploration Co.	0.9%
3. Kilroy Realty Corp.	0.9%
4. Aaron Rents, Inc.	0.8%
5. Universal Forest Products, Inc.	0.8%
6. Mid-America Apartment Communities, Inc.	0.8%
7. Moog, Inc., Class A	0.8%
8. Delphi Financial Group, Inc.	0.8%
9. Commercial Metals Co.	0.7%
10. Zenith National Insurance Corp.	0.7%

  *  Percentages indicated are based on net assets as of December 31, 2005. The portfolio's composition is subject to change.

JPMORGAN U.S. EQUITY MID/SMALL CAP FUNDS22

ANNUAL REPORT DECEMBER 31

2005

(Unaudited)

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2005

	1 YEAR	5 YEARS	10 YEARS
SELECT CLASS SHARES	3.90%	6.42%	7.57%

TEN YEAR FUND PERFORMANCE (12/31/95 TO 12/31/05)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risk. Investment returns and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on 1/1/97.

Returns for the Fund prior to 1/1/97 (offering date of the Select Class Shares) are the returns of a common trust fund adjusted to reflect the Fund's expense levels (absent reimbursements) that were in place at the time the Fund received the common trust fund assets. The common trust fund was not registered with the SEC and was not subject to investment restrictions of registered mutual funds. If the common trust fund had been registered, performance may have been adversely affected.

The graph illustrates comparative performance for $1,000,000 invested in the JPMorgan Small Cap Core Fund, Russell 2000 Index, S&P SmallCap 600/BARRA Index and Lipper Small-Cap Core Funds Index from June 30, 1995 to June 30, 2005.

The performance of the Fund assumes reinvestment of all dividends and capital gains and includes a sales charge. The performance of the indices does not include expenses and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The Russell 2000 Index is an unmanaged, capitalization weighted price only index, which is comprised of 2000 of the smallest stocks (on the basis of capitalization) in the Russell 3000 Index. The S&P SmallCap 600 Index includes 600 stocks of small U.S. Companies chosen for market size, liquidity, and industry group representation. During the year ended December 31, 2004, the Fund changed its benchmark from the S&P SmallCap 600 Index to the Russell 2000 Index, because the adviser believes the Russell 2000 Index more accurately reflects the Fund's investment strategy. The Lipper Small-Cap Core Funds Index represents the total returns of the funds in the indicated category, as defined by Lipper, Inc. Investor's cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver and reimbursement of the Fund's fees/expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

JPMORGAN U.S. EQUITY MID/SMALL CAP FUNDS23

JPMorgan
Small Cap Equity Fund

AS OF DECEMBER 31, 2005  (Unaudited)

FUND FACTS
Fund Inception	12/20/94
Fiscal Year End	December 31
Net Assets as of 12/31/2005 (In Thousands)	$480,542
Primary Benchmark	Russell 2000 Index

Q:  HOW DID THE FUND PERFORM?

A:  The JPMorgan Small Cap Equity Fund, which seeks capital growth over the long term,* returned 12.39% (A Shares) over the 12 months ended December 31, 2005, compared to the 4.55% return of the Russell 2000 Index over the same period.

Q:  WHY DID THE FUND PERFORM IN THIS WAY?

A:  U.S. equity markets were dominated by interest rate concerns in 2005, as economic data was closely observed for signs that the Federal Open Market Committee's (FOMC) tightening cycle was winding down. Although there were bumps in the road, most particularly slowed growth and increased inflation following the hurricanes of late summer, the economy was generally supportive of equity gains in 2005. Equity markets were also supported by continued strength in corporate profits.

The Fund outperformed its benchmark due primarily to stock selection in the industrials and materials sectors. At the individual stock level, Southwestern Energy Co., an integrated energy company, and St. Mary Land & Exploration Co., a natural gas producer, were positive contributors to performance. Shares of Southwestern Energy Co. rose on significantly increased production volumes, higher natural gas prices and a capital investment program to fund exploration and production in 2006. St. Mary Land & Exploration Co. reported its fifth consecutive quarter of increased production. In addition, the company announced an increase in its 2005 forecast of exploration and development costs to sustain future growth.

The Fund was negatively impacted by overall stock selection in the telecommunication service and healthcare sectors. Georgia Gulf Corp. and Avocent Corp. were large detractors from performance. Georgia Gulf Corp., a manufacturer of chemical and plastic products, experienced decreased earnings growth due to industry-wide concerns of an economic slowdown and the effects of Hurricanes Rita and Katrina. Supply constraints and lowered inventories from hurricane-related activity disrupted business and contributed to reduced third-quarter earnings. Avocent Corp., a computer equipment maker, experienced mixed results. The company slashed its first-quarter revenue guidance due to lower sales, the launch of its DSView 3 software and greater-than-expected seasonal softness. Despite this lowered forecast, Avocent reported a rise in third-quarter profit, which was attributed to strong demand for digital and embedded products, and robust sales in Asia.

Q:  HOW WAS THE FUND MANAGED?

A:  We employ a bottom-up approach to stock selection, constructing portfolios based on company fundamentals, quantitative screening and proprietary fundamental analysis. Our aim is to identify undervalued small-cap companies with leading competitive positions and strong management. The research process is designed to identify companies that exhibit sustainable free cash flow, high barriers to entry and a proven management team. Potential investments are subjected to rigorous financial analysis and a disciplined approach to valuation.

  *  The advisor seeks to achieve the Fund's objective. There can be no guarantee it will be achieved.

JPMORGAN U.S. EQUITY MID/SMALL CAP FUNDS24

ANNUAL REPORT DECEMBER 31

2005

(Unaudited)

PORTFOLIO COMPOSITION*

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO*
1. Williams Scotsman International, Inc.	2.4%
2. United Bancshares, Inc.	2.1%
3. ProAssurance Corp.	2.0%
4. Scotts Miracle-Gro Co. (The)	2.0%
5. St. Mary Land & Exploration Co.	2.0%
6. Watsco, Inc.	1.9%
7. Alderwoods Group, Inc.	1.8%
8. Jarden Corp.	1.8%
9. Hudson Highland Group, Inc.	1.7%
10. Waste Connections, Inc.	1.6%

  *  Percentages indicated are based on net assets as of December 31, 2005. The portfolio's composition is subject to change.

JPMORGAN U.S. EQUITY MID/SMALL CAP FUNDS25

JPMorgan
Small Cap Equity Fund

CONTINUED

(Unaudited)

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2005

	1 YEAR	5 YEARS	10 YEARS
CLASS A SHARES
Without Sales Charge	12.39%	8.43%	11.80%
With Sales Charge*	6.47%	7.27%	11.20%
CLASS B SHARES
Without CDSC	11.85%	7.67%	11.14%
With CDSC**	6.85%	7.37%	11.14%
CLASS C SHARES
Without CDSC	11.81%	7.66%	11.00%
With CDSC***	10.81%	7.66%	11.00%
SELECT CLASS SHARES	12.98%	9.02%	12.34%

  *  Sales charge for Class A Shares is 5.25%.

  **  Assumes 5% CDSC (contingent deferred sales charge) for the one year period, 2% CDSC for the five year period and 0% CDSC for the ten year period.

  ***  Assumes a 1% CDSC for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (12/31/95 TO 12/31/05)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risk. Investment returns and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on 12/20/94.

Returns for the Select Class Shares prior to 5/7/96 (offering date of the Select Class Shares) are calculated using the historical expenses of the Class A Shares, which are higher than the expenses of the Select Class Shares.

Returns for the Class B Shares prior to 3/28/95 (offering date of the Class B Shares) are calculated using the historical expenses of the Class A Shares, which are lower than the expenses of the Class B Shares. In addition, returns for the Class C Shares prior to 2/19/05 (offering date of the Class C Shares) are calculated using the historical expenses of the Class B Shares, which are similar to the expenses of the Class C Shares. During this period, the actual returns of Class B and Class C Shares would have been lower than shown because Class B and Class C Shares have higher expenses than Class A Shares.

The graph illustrates comparative performance for $10,000 invested in Class A Shares of the JPMorgan Small Cap Equity Fund, Russell 2000 Index, S&P SmallCap 600 Index and Lipper
Small-Cap Core Funds Index from June 30, 1995 to June 30, 2005.

The performance of the Fund assumes reinvestment of all dividends and capital gains and includes a sales charge. The performance of the indices does not include expenses or a sales charge and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The Russell 2000 Index is an unmanaged, capitalization weighted price only index, which is comprised of 2000 of the smallest stocks (on the basis of capitalization) in the Russell 3000 Index. The S&P SmallCap 600 Index includes 600 stocks of small U.S. Companies chosen for market size, liquidity and industry group representation. The Lipper Small-Cap Core Funds Index represents the total returns of the funds in the indicated category, as defined by Lipper, Inc. Investors cannot invest directly in an index.

Class A Shares have a $1,000 minimum initial investment and carry a 5.25% sales charge.

Performance may reflect the waiver and reimbursement of the Fund's fees/expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

JPMORGAN U.S. EQUITY MID/SMALL CAP FUNDS26

JPMorgan
U.S. Small Company Fund

AS OF DECEMBER 31, 2005  (Unaudited)

FUND FACTS
Fund Inception	11/4/93
Fiscal Year End	December 31
Net Assets as of 12/31/2005 (In Thousands)	$148,693
Primary Benchmark	Russell 2000 Index

Q:  HOW DID THE FUND PERFORM?

A:  The JPMorgan U.S. Small Company Fund, which seeks to provide high total return from a portfolio of small-company stocks,* returned 4.18% (Institutional Shares) over the 12 months ended December 31, 2005, compared to the 4.55% return of the Russell 2000 Index over the same period.

Q:  WHY DID THE FUND PERFORM THIS WAY?

A:  U.S. equity markets produced solid returns in 2005. Concerns that a slowdown in the housing sector would cut the legs out from under consumer spending were more than offset by increased consumer confidence due primarily to rapidly falling gasoline prices in the third and fourth quarters.

Stock selection in the finance and pharmaceutical sectors primarily detracted from results. At the security level, a top detractor was R&G Financial Corp., a diversified financial services company, whose shares declined in April on the back of restated earnings for 2004. The company's shares also fell in sync with other major Puerto Rico lenders after Doral Financial Corp., the island's largest residential mortgage lender, disclosed that the SEC had changed an informal accounting probe into a formal one. Another major detractor was Cypress Biosciences Inc., a biotechnology company. Shares of Cypress Biosciences, Inc. fell at the end of September after the company and its drug development partner, Forest Laboratories Inc., announced early data from a Phase III clinical trial showing that the drug milnacipran was statistically ineffective in treating fibromyalgia, a condition causing chronic muscle pain and stiffness. Despite the setback, Forest Laboratories and Cypress Biosciences Inc. stated that they will continue to pursue two additional Phase III clinical trials for the drug, but admitted their plan could change in the near future.

Although the Fund underperformed its benchmark, stock selection in the industrial cyclical and utility sectors aided performance. Among the top contributors were Dobson Communications Corp., an Oklahoma City-based provider of wireless communications services, and GUESS? Inc., an apparel retailer. In June, Dobson Communications Corp. shares benefited from positive earnings guidance due to increased revenue per subscriber. The company also initiated discussions with Cingular, the largest U.S. cell phone provider, aimed at setting up a roaming agreement. Additionally, the company agreed to buy the Cellular One brand from Alltel Corp., a telecommunications company, for $1.3 million. GUESS? Inc. shares increased after the company reported record revenues throughout the year, which were driven by the performance in its European business.

Q:  HOW WAS THE FUND MANAGED?

A:  The Fund strives to add value exclusively through stock selection rather than sector, style or theme bets. To minimize sector risk, we weight sectors in the Fund within +/-1% of the sector weights of the benchmark. We have found that minimizing sector bets is one of the most effective ways of reducing residual risk from a portfolio without reducing the ability to add performance. Finally, to control stock-specific risk, individual stock weights in the Fund are limited to +/-1% of the stock's weight in the Russell 2000 Index.

  *  The advisor seeks to achieve the Fund's objective. There can be no guarantee it will be achieved.

JPMORGAN U.S. EQUITY MID/SMALL CAP FUNDS27

JPMorgan
U.S. Small Company Fund

CONTINUED

(Unaudited)

PORTFOLIO COMPOSITION*

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO*
1. Applied Industrial Technologies, Inc.	1.2%
2. Houston Exploration Co.	1.0%
3. Kilroy Realty Corp.	0.9%
4. Aaron Rents, Inc.	0.9%
5. Universal Forest Products, Inc.	0.9%
6. Mid-America Apartment Communities, Inc.	0.9%
7. Moog, Inc.	0.8%
8. Delphi Financial Group, Inc.	0.8%
9. Commercial Metals Co.	0.8%
10. Todco	0.7%

  *  Percentages indicated are based on net assets as of December 31, 2005. The portfolio's composition is subject to change.

JPMORGAN U.S. EQUITY MID/SMALL CAP FUNDS28

ANNUAL REPORT DECEMBER 31

2005

(Unaudited)

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2005

	1 YEAR	5 YEARS	10 YEARS
SELECT CLASS SHARES	3.93%	3.64%	8.08%
INSTITUTIONAL CLASS SHARES	4.18%	3.81%	8.25%

TEN YEAR FUND PERFORMANCE (12/31/95 TO 12/31/05)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risk. Investment returns and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on 11/4/93 and prior to 9/7/01, operated in a master feeder structure.

Returns for the Institutional Class Shares prior to 9/10/01 (offering date of the Institutional Class Shares) are calculated using the historical expenses of an institutional feeder, the J.P. Morgan Institutional U.S. Small Company Fund, whose expenses are substantially similar to the expenses of the Institutional Class Shares.

Returns for the Select Class Shares prior to 9/10/01 (offering date of the Select Class Shares) are calculated using the historical expenses of a retail feeder, the J.P. Morgan U.S. Small Company Fund, whose expenses are substantially similar to the expenses of the Select Class Shares.

The graph illustrates comparative performance for $3,000,000 invested in Institutional Class Shares of the JPMorgan U.S. Small Company Fund, Russell 2000 Index, and Lipper Small-Cap Core Funds Index from June 30, 1995 to June 30, 2005.

The performance of the Fund assumes reinvestment of all dividends and capital gains. The performance of the indices does not include expenses and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The Russell 2000 Index is an unmanaged, capitalization weighted price only index, which is comprised of 2000 of the smallest stocks (on the basis of capitalization) in the Russell 3000 Index. The Lipper Small-Cap Core Funds Index represents the total returns of the funds in the indicated category, as defined by Lipper, Inc. Investors cannot invest directly in an index.

Institutional Class Shares have a $3,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver and reimbursement of the Fund's fees/expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemptions of fund shares.

JPMORGAN U.S. EQUITY MID/SMALL CAP FUNDS29

JPMorgan
Value Advantage Fund

AS OF DECEMBER 31, 2005  (Unaudited)

FUND FACTS
Fund Inception	3/1/05
Fiscal Year End	December 31
Net Assets as of 12/31/2005 (In Thousands)	$104,165
Primary Benchmark	Russell 3000 Value Index

Q:  HOW DID THE FUND PERFORM?

A:  The JPMorgan Value Advantage Fund, which seeks to provide long-term total return from a combination of income and capital gains,* returned 7.46% (Class A Shares) since inception (2/28/05) ended December 31, 2005, compared to the 6.85% return of the Russell 3000 Value Index over the same period.

Q:   WHY DID THE FUND PERFORM IN THIS WAY?

A:  U.S. equity markets were dominated by interest rate concerns in 2005, as economic data was closely observed for signs that the Federal Open Market Committee's (FOMC) tightening cycle was winding down. Although there were bumps in the road, most particularly slowed growth and increased inflation following the hurricanes of late summer, the economy was generally supportive of equity gains in 2005. Equity markets were also supported by continued strength in corporate profits.

Stock selection in energy and materials primarily supported performance over the period. Cement manufacturer Cemex S.A. de C.V. was the largest contributor. The company benefited from strong industry trends, which enabled it to grow free cash flow and improve its balance sheet. In addition, management was able to increase cost savings from recent acquisitions. Devon Energy Corp. was another positive contributor. The oil and gas exploration company benefited from high energy prices, driven by strong demand and tight supply.

Consumer discretionary and telecommunication services hindered performance during the period. Gannett Co. Inc., a media conglomerate, was the largest detractor. The company experienced weaker revenues due to reduced ad sales. IPC Holdings Ltd., a provider of property catastrophe reinsurance, announced significant insured losses resulting from Hurricanes Katrina and Rita.

Q:  HOW WAS THE FUND MANAGED?

A:  Our investment philosophy is based on the premise that stock selection focused on undervalued companies with durable franchises and strong management will generate superior returns over the long term. We employ a bottom-up approach to stock selection, constructing portfolios based on company fundamentals, quantitative screening and proprietary fundamental analysis. Our aim is to identify undervalued companies within the income and capital-gain investment universe that have the potential to grow their intrinsic values per share and to purchase these companies at a discount.

  *  The advisor seeks to achieve the Fund's objective. There can be no guarantee it will be achieved.

JPMORGAN U.S. EQUITY MID/SMALL CAP FUNDS30

ANNUAL REPORT DECEMBER 31

2005

(Unaudited)

PORTFOLIO COMPOSITION*

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO*
1. Devon Energy Corp.	4.8%
2. V.F. Corp.	3.5%
3. Commonwealth Telephone Enterprises, Inc.	3.2%
4. AutoZone, Inc.	3.1%
5. W.P. Carey & Co. LLC	2.9%
6. Griffon Corp.	2.9%
7. ProAssurance Corp.	2.8%
8. Clear Channel Communications, Inc.	2.4%
9. Assurant, Inc.	2.3%
10. Sears Holdings Corp.	2.2%

  *  Percentages indicated are based on net assets as of December 31, 2005. The portfolio's composition is subject to change.

JPMORGAN U.S. EQUITY MID/SMALL CAP FUNDS31

JPMorgan
Value Advantage Fund

CONTINUED

(Unaudited)

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2005

SINCE INCEPTION (3/01/05)
CLASS A SHARES
Without Sales Charge	7.46%
With Sales Charge*	1.82%
CLASS C SHARES
Without CDSC	7.03%
With CDSC**	6.03%
SELECT CLASS SHARES	7.71%
INSTITUTIONAL CLASS	7.32%

  *  Sales charge for class A shares is 5.25%.

  **  Assumes a 1% CDSC for one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (3/01/05 TO 12/31/05)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risk. Investment returns and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on 3/1/05.

The graph illustrates comparative performance for $10,000 invested in Class A Shares of the JPMorgan Value Advantage Fund, Russell 3000 Value Index and Lipper Multi-Cap Value Funds Index from March 1, 2005 to June 30, 2005. The performance of the Fund assumes reinvestment of all dividends and capital gains and includes a sales charge. The performance of the indices reflects an initial investment at the inception of the Fund. The performances of the indices does not include expenses or a sales charge and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The Russell 3000 Value Index is an unmanaged broad-based index that replicates the U.S. stock markets. The Lipper Multi-Cap Value Funds Index represents the total returns of the Fund in the category, as defined by Lipper, Inc. Investors cannot invest directly in an index.

Class A Shares have $1,000 minimum initial investment and carry 5.25% sales charge.

Performance may reflect the waiver and reimbursement of the Fund's fees/expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

JPMORGAN U.S. EQUITY MID/SMALL CAP FUNDS32

JPMorgan Capital Growth Fund

SCHEDULE OF PORTFOLIO INVESTMENTS  AS OF DECEMBER 31, 2005

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE
Long-Term Investments — 98.1%
	Common Stocks — 98.1%
	Aerospace & Defense — 1.5%
116	Precision Castparts Corp.	$5,989
122	Rockwell Collins, Inc.	5,663
		11,652
	Airlines — 0.9%
451	Southwest Airlines Co.	7,402
	Biotechnology — 2.5%
100	Invitrogen Corp. (a) (c)	6,691
204	MedImmune, Inc. (a)	7,133
206	Protein Design Labs, Inc.	5,863
		19,687
	Capital Markets — 3.3%
83	Affiliated Managers Group, Inc. (a) (c)	6,677
233	Ameritrade Holding Corp. (a) (c)	5,596
192	Federated Investors, Inc., Class B	7,108
92	T. Rowe Price Group, Inc.	6,594
		25,975
	Chemicals — 0.9%
373	Rockwood Holdings, Inc. (a)	7,349
	Commercial Banks — 3.8%
321	Commerce Bancorp, Inc. (c)	11,046
186	East-West Bancorp, Inc. (c)	6,769
157	Zions Bancorp	11,825
		29,640
	Commercial Services & Supplies — 3.2%
127	HNI Corp.	6,971
422	West Corp. (a)	17,766
		24,737
	Communications Equipment — 0.1%
39	Adtran, Inc.	1,163
	Computers & Peripherals — 4.1%
241	NCR Corp. (a)	8,176
232	Network Appliance, Inc. (a)	6,251
594	Seagate Technology (Cayman Islands) (a)	11,872

SHARES	SECURITY DESCRIPTION	VALUE
	Computers & Peripherals — Continued
1,359	Sun Microsystems, Inc. (a)	$5,694
		31,993
	Construction & Engineering — 0.8%
89	Jacobs Engineering Group, Inc. (a) (c)	6,047
	Consumer Finance — 0.8%
234	AmeriCredit Corp. (a)	5,990
	Diversified Financial Services — 2.5%
192	CIT Group, Inc.	9,957
308	Lazard Ltd. (Bermuda), Class A	9,816
		19,773
	Electronic Equipment & Instruments — 5.1%
136	Ametek, Inc.	5,781
397	Amphenol Corp., Class A	17,558
215	Flir Systems, Inc. (a) (c)	4,801
318	Jabil Circuit, Inc. (a)	11,809
		39,949
	Energy Equipment & Services — 6.1%
217	BJ Services Co.	7,972
237	ENSCO International, Inc.	10,506
213	Grant Prideco, Inc. (a) (c)	9,389
123	National Oilwell Varco, Inc. (a)	7,712
103	Noble Corp. (Cayman Islands)	7,237
119	Tidewater, Inc. (c)	5,309
		48,125
	Health Care Equipment & Supplies — 1.7%
71	Bausch & Lomb, Inc.	4,787
152	Mentor Corp. (c)	7,000
20	Millipore Corp. (a)	1,314
		13,101
	Health Care Providers & Services — 6.7%
81	Aetna, Inc.	7,606
133	Caremark Rx, Inc. (a)	6,898
151	Coventry Health Care, Inc. (a)	8,587
212	DaVita, Inc. (a)	10,736
162	LifePoint Hospitals, Inc. (a)	6,060

SEE NOTES TO FINANCIAL STATEMENTS.

JPMORGAN U.S. EQUITY MID/SMALL CAP FUNDS 33

JPMorgan Capital Growth Fund

SCHEDULE OF PORTFOLIO INVESTMENTS  AS OF DECEMBER 31, 2005

(Amounts in thousands)

(CONTINUED)

SHARES	SECURITY DESCRIPTION	VALUE
Long-Term Investments — continued
	Health Care Providers & Services — Continued
135	McKesson Corp.	$6,960
97	Medco Health Solutions, Inc. (a)	5,390
		52,237
	Hotels, Restaurants & Leisure — 6.7%
99	Four Seasons Hotels, Inc. (Canada) (c)	4,905
91	Harrah's Entertainment, Inc.	6,498
112	Panera Bread Co., Class A (a)	7,323
217	Royal Caribbean Cruises Ltd. (Liberia)	9,796
302	Scientific Games Corp., Class A (a)	8,247
192	Sonic Corp. (a)	5,673
80	Station Casinos, Inc.	5,424
93	Wynn Resorts Ltd. (a) (c)	5,085
		52,951
	Household Durables — 1.2%
147	D.R. Horton, Inc. (c)	5,252
118	Toll Brothers, Inc. (a)	4,077
		9,329
	Household Products — 0.9%
143	Energizer Holdings, Inc. (a) (c)	7,105
	Insurance — 1.9%
80	Everest Re Group Ltd. (Bermuda)	7,998
236	HCC Insurance Holdings, Inc.	7,010
		15,008
	Internet Software & Services — 2.6%
411	McAfee, Inc. (a)	11,137
223	ValueClick, Inc. (a)	4,038
251	VeriSign, Inc. (a)	5,511
		20,686
	IT Services — 1.4%
319	Alliance Data Systems Corp. (a) (c)	11,346
	Machinery — 2.3%
94	Harsco Corp.	6,366
59	ITT Industries, Inc.	6,041
136	Oshkosh Truck Corp.	6,046
		18,453

SHARES	SECURITY DESCRIPTION	VALUE
	Media — 3.8%
70	Getty Images, Inc. (a)	$6,222
95	R.H. Donnelley Corp. (a) (c)	5,835
379	Regal Entertainment Group, Class A (c)	7,205
151	Rogers Communications, Inc. (Canada), Class B	6,398
147	XM Satellite Radio Holdings, Inc., Class A (a) (c)	4,008
		29,668
	Oil, Gas & Consumable Fuels — 4.9%
147	Consol Energy, Inc.	9,552
74	EOG Resources, Inc.	5,459
122	Newfield Exploration Co. (a)	6,099
212	Range Resources Corp. (c)	5,595
152	Southwestern Energy Co. (a) (c)	5,477
118	Talisman Energy, Inc. (Canada)	6,237
		38,419
	Pharmaceuticals — 3.2%
39	Allergan, Inc.	4,200
105	Barr Pharmaceuticals, Inc. (a)	6,528
191	Omnicare, Inc.	10,917
69	Sepracor, Inc. (a) (c)	3,563
		25,208
	Road & Rail — 2.8%
516	J.B. Hunt Transport Services, Inc. (c)	11,682
237	Norfolk Southern Corp.	10,629
		22,311
	Semiconductors & Semiconductor Equipment — 7.0%
136	Broadcom Corp., Class A (a)	6,403
149	KLA-Tencor Corp.	7,355
264	Lam Research Corp. (a)	9,434
162	Linear Technology Corp.	5,827
136	Marvell Technology Group Ltd. (Bermuda) (a)	7,611
354	Microchip Technology, Inc.	11,380
184	Nvidia Corp. (a)	6,723
		54,733

SEE NOTES TO FINANCIAL STATEMENTS.

JPMORGAN U.S. EQUITY MID/SMALL CAP FUNDS34

ANNUAL REPORT DECEMBER 31

2005

SCHEDULE OF PORTFOLIO INVESTMENTS  AS OF DECEMBER 31, 2005

(Amounts in thousands)

(CONTINUED)

SHARES	SECURITY DESCRIPTION	VALUE
Long-Term Investments — continued
	Software — 5.3%
254	Adobe Systems, Inc.	$9,395
308	Citrix Systems, Inc. (a)	8,850
234	Computer Associates International, Inc.	6,603
583	Compuware Corp. (a)	5,229
125	NAVTEQ Corp. (a)	5,466
188	Salesforce.com, Inc. (a) (c)	6,032
		41,575
	Specialty Retail — 7.6%
90	AnnTaylor Stores Corp. (a) (c)	3,110
293	Bed Bath & Beyond, Inc. (a)	10,596
451	Circuit City Stores, Inc.	10,179
208	Men's Wearhouse, Inc. (a) (c)	6,135
373	Ross Stores, Inc.	10,786
267	Sherwin-Williams Co. (The)	12,118
133	Weight Watchers International, Inc. (a) (c)	6,559
		59,483
	Textiles, Apparel & Luxury Goods — 1.5%
212	Polo Ralph Lauren Corp.	11,919
	Wireless Telecommunication Services — 1.0%
175	NII Holdings, Inc. (a)	7,648
	Total Common Stocks (Cost $648,372)	770,662
Short-Term Investment — 1.0%
	Investment Company — 1.0%
7,923	JPMorgan Prime Money Market Fund (b) (m) (Cost $7,923)	7,923
PRINCIPAL AMOUNT
Investments of Cash Collateral for Securities Loaned — 9.9%
	Certificates of Deposit — 1.6%
$3,400	Credit Suisse First Boston LLC, FRN, 4.27%, 10/17/06	3,400
3,000	Manufacturers and Traders, FRN, 4.36%, 09/26/06	3,000

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
	Certificates of Deposit — Continued
$3,250	Royal Bank of Canada, FRN, 4.30%, 11/13/06	$3,250
3,000	Wells Fargo Bank San Francisco, 4.30%, 01/27/06	3,000
		12,650
	Commercial Paper — 0.8%
2,482	HSBC Finance Corporation, 4.43%, 02/10/06	2,482
3,500	Morgan Stanley & Co., Inc., FRN, 4.33%, 04/17/06	3,500
		5,982
	Corporate Notes — 3.6%
1,000	Alliance and Leister plc, FRN, 4.33%, 01/30/07	1,000
4,000	American Express Credit Corp., FRN, 4.36%, 06/12/07	4,000
3,800	Bank of America N.A., FRN, 4.31%, 11/07/06	3,800
3,400	CDC Financial Products. Inc., FRN, 4.35%, 01/30/06	3,400
4,652	Citigroup Global Markets. Inc., FRN, 4.32%, 01/06/06	4,651
1,000	K2(USA) LLC, FRN, 4.35%, 02/15/06	1,000
2,500	Landsbanki Islands HF, FRN, 4.45%, 01/30/07	2,500
1,000	Liberty Lighthouse U.S. Capital, FRN, 4.34%, 10/24/06	1,000
3,399	Links Finance LLC, FRN, 4.37%, 10/15/07	3,399
3,499	Sigma Finance Inc., FRN, 4.37%, 10/24/07	3,499
		28,249
	Repurchase Agreements — 3.9%
6,872	Bank of America Securities LLC, 4.26%, dated 12/30/05, due 01/03/06, repurchase price $6,875, collateralized by U.S. Government Agency Mortgages.	6,872

SEE NOTES TO FINANCIAL STATEMENTS.

JPMORGAN U.S. EQUITY MID/SMALL CAP FUNDS35

JPMorgan Capital Growth Fund

SCHEDULE OF PORTFOLIO INVESTMENTS  AS OF DECEMBER 31, 2005

(Amounts in thousands)

(CONTINUED)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Short-Term Investment — continued
	Repurchase Agreements — Continued
$12,000	Lehman Brothers, Inc., 4.26%, dated 12/30/05, due 01/03/06, repurchase price $12,006, collateralized by U.S. Government Agency Mortgages.	$12,000
12,000	UBS Securities LLC, 4.26%, dated 12/30/05, due 01/03/06, repurchase price $12,006, collateralized by U.S. Government Agency Mortgages.	12,000
		30,872
	Total Investments of Cash Collateral for Securities Loaned (Cost $77,753)	77,753
	Total Investments — 109.0% (Cost $734,048)	$856,338
	Liabilities in Excess of Other Assets — (9.0)%	(70,858)
	NET ASSETS — 100.0%	$785,480

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

JPMORGAN U.S. EQUITY MID/SMALL CAP FUNDS36

JPMorgan Dynamic Small Cap Fund

SCHEDULE OF PORTFOLIO INVESTMENTS  AS OF DECEMBER 31, 2005

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE
Long-Term Investments — 97.2%
	Common Stocks — 97.2%
	Aerospace & Defense — 1.0%
61	Argon ST, Inc. (a)	$1,880
	Airlines — 1.5%
100	Skywest, Inc.	2,686
	Biotechnology — 2.8%
47	Alexion Pharmaceuticals, Inc. (a) (c)	961
73	Myriad Genetics, Inc. (a) (c)	1,519
14	United Therapeutics Corp. (a) (c)	961
95	Viropharma, Inc. (a)	1,760
		5,201
	Building Products — 0.8%
43	Simpson Manufacturing Co., Inc. (c)	1,550
	Capital Markets — 2.1%
48	Affiliated Managers Group, Inc. (a) (c)	3,812
	Commercial Banks — 2.8%
99	Columbia Banking System, Inc.	2,835
7	Preferred Bank	325
70	West Coast Bancorp (c)	1,860
		5,020
	Commercial Services & Supplies — 3.4%
85	Chemed Corp.	4,245
114	LECG Corp. (a) (c)	1,987
		6,232
	Communications Equipment — 1.4%
10	Adtran, Inc.	290
85	Avocent Corp. (a)	2,310
		2,600
	Construction Materials — 1.6%
25	Eagle Materials, Inc. (c)	3,010
	Diversified Financial Services — 3.1%
34	IntercontinentalExchange, Inc. (a)	1,243
185	Marlin Business Services, Inc. (a)	4,409
		5,652

SHARES	SECURITY DESCRIPTION	VALUE
	Diversified Telecommunication Services — 0.8%
136	Cbeyond Communications, Inc. (a)	$1,400
	Electrical Equipment — 2.2%
206	General Cable Corp. (a)	4,051
	Energy Equipment & Services — 4.4%
74	Hornbeck Offshore Services, Inc. (a) (c)	2,417
122	Pioneer Drilling Co (a) (c)	2,188
162	Superior Energy Services, Inc. (a)	3,411
		8,016
	Food & Staples Retailing — 1.1%
78	Casey's General Stores, Inc. (c)	1,924
	Health Care Equipment & Supplies — 3.6%
74	Arthrocare Corp. (a) (c)	3,104
99	DJ Orthopedics, Inc. (a)	2,736
15	Mentor Corp. (c)	707
		6,547
	Health Care Providers & Services — 8.8%
75	Amedisys, Inc. (a)	3,162
14	Brookdale Senior Living, Inc. (c)	428
56	Covance, Inc. (a)	2,726
128	Per-Se Technologies, Inc. (a) (c)	2,981
39	Psychiatric Solutions, Inc. (a) (c)	2,279
97	Symbion, Inc. (a) (c)	2,241
71	United Surgical Partners International, Inc. (a)	2,267
		16,084
	Hotels, Restaurants & Leisure — 4.0%
84	California Pizza Kitchen, Inc. (a) (c)	2,670
98	Orient-Express Hotels Ltd. (Bermuda)	3,087
58	WMS Industries, Inc. (a) (c)	1,464
		7,221
	Household Durables — 2.2%
288	Champion Enterprises, Inc. (a) (c)	3,928

SEE NOTES TO FINANCIAL STATEMENTS.

JPMORGAN U.S. EQUITY MID/SMALL CAP FUNDS37

JPMorgan Dynamic Small Cap Fund

SCHEDULE OF PORTFOLIO INVESTMENTS  AS OF DECEMBER 31, 2005

(Amounts in thousands)

(CONTINUED)

SHARES	SECURITY DESCRIPTION	VALUE
Long-Term Investments — continued
	Insurance — 3.6%
17	American Physicians Capital, Inc. (a)	$799
65	James River Group, Inc. (a)	1,292
58	Navigators Group, Inc. (a)	2,514
39	ProAssurance Corp. (a)	1,897
		6,502
	Internet Software & Services — 2.9%
244	Digitas, Inc. (a)	3,060
65	Marchex Inc., Class B (a) (c)	1,455
47	ValueClick, Inc. (a) (c)	857
		5,372
	Machinery — 2.4%
99	Oshkosh Truck Corp.	4,408
	Media — 2.2%
60	Carmike Cinemas, Inc. (c)	1,519
316	Lions Gate Entertainment Corp. (Canada) (a) (c)	2,423
		3,942
	Metals & Mining — 2.7%
43	Allegheny Technologies, Inc.	1,551
128	Century Aluminum Co. (a) (c)	3,347
		4,898
	Oil, Gas & Consumable Fuels — 5.4%
112	Foundation Coal Holdings, Inc.	4,273
56	Newfield Exploration Co. (a)	2,812
75	Remington Oil & Gas Corp. (a)	2,752
		9,837
	Pharmaceuticals — 2.5%
68	Adolor Corp. (a) (c)	993
291	AVANIR Pharmaceuticals, Class A (a) (c)	1,002
133	Cypress Bioscience, Inc. (a) (c)	771
69	Nastech Pharmaceutical Co., Inc. (a) (c)	1,010
37	Theravance, Inc. (a)	828
		4,604

SHARES	SECURITY DESCRIPTION	VALUE
	Road & Rail — 0.9%
81	TAL International Group, Inc. (a) (c)	$1,666
	Semiconductors & Semiconductor Equipment — 7.1%
53	ATMI, Inc. (a) (c)	1,473
170	Cirrus Logic, Inc. (a) (c)	1,136
84	Diodes, Inc. (a) (c)	2,607
107	Microsemi Corp. (a) (c)	2,972
42	Portalplayer, Inc. (a) (c)	1,175
46	Sirf Technology Holdings, Inc. (a) (c)	1,359
52	Varian Semiconductor Equipment Associates, Inc. (a)	2,291
		13,013
	Software — 9.6%
264	Epicor Software Corp. (a)	3,723
114	Hyperion Solutions Corp. (a)	4,099
75	Progress Software Corp. (a)	2,119
91	Serena Software, Inc. (a) (c)	2,141
37	Talx Corp.	1,684
81	VeriFone Holdings, Inc. (a)	2,049
86	Witness Systems, Inc. (a) (c)	1,688
		17,503
	Specialty Retail — 6.4%
319	Charming Shoppes, Inc. (a) (c)	4,205
36	Children's Place, Inc. (a)	1,779
93	GameStop Corp. (c)	2,964
3	GameStop Corp. (a) (c)	86
95	Too, Inc. (a)	2,671
		11,705
	Textiles, Apparel & Luxury Goods — 3.2%
24	Carter's, Inc. (a)	1,389
75	Phillips-Van Heusen	2,424
133	Skechers U.S.A., Inc., Class A (a) (c)	2,035
		5,848
	Transportation Infrastructure — 0.7%
40	American Commercial Lines, Inc. (a)	1,209
	Common Stocks (Cost $154,556)	177,321

SEE NOTES TO FINANCIAL STATEMENTS.

JPMORGAN U.S. EQUITY MID/SMALL CAP FUNDS38

ANNUAL REPORT DECEMBER 31

2005

SCHEDULE OF PORTFOLIO INVESTMENTS  AS OF DECEMBER 31, 2005

(Amounts in thousands)

(CONTINUED)

SHARES	SECURITY DESCRIPTION	VALUE
Short-Term Investment — 2.9%
	Investment Company — 2.9%
5,290	JPMorgan Prime Money Market Fund (b) (m) (Cost $5,290)	$5,290
PRINCIPAL AMOUNT
Investments of Cash Collateral for Securities Loaned — 23.4%
	Certificates of Deposit — 3.6%
$1,000	Credit Suisse First Boston LLC, FRN, 4.27%, 10/17/06	1,000
2,000	Manufacturers and Traders, FRN, 4.36%, 09/26/06	2,000
1,800	Royal Bank of Canada, FRN, 4.30%, 11/13/06	1,800
1,750	Wells Fargo Bank San Francisco, 4.30%, 01/27/06	1,750
		6,550
	Commercial Paper — 2.2%
2,000	Morgan Stanley & Co., Inc., FRN, 4.33%, 04/17/06	2,000
1,985	HSBC Finance Corp., 4.43%, 02/10/06	1,985
		3,985
	Corporate Notes — 8.1%
1,000	Alliance and Leister plc, FRN, 4.33%, 01/30/07	1,000
2,000	American Express Credit Corp., FRN, 4.36%, 06/12/07	2,000
2,000	Bank of America, N.A., FRN, 4.31%, 11/07/06	2,000
2,000	CDC Financial Products, Inc., FRN, 4.35%, 01/30/06	2,000
2,000	Citigroup Global Markets, Inc., FRN, 4.32%, 01/06/06	2,000
1,000	K2(USA) LLC, FRN, 4.35%, 02/15/06	1,000
1,900	Liberty Lighthouse U.S. Capital, FRN, 4.34%, 10/24/06	1,900
100	Links Finance LLC, FRN, 4.29%, 10/06/06	100
1,800	Links Finance LLC, FRN, 4.37%, 10/15/07	1,800

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
	Corporate Notes — Continued
$1,000	Sigma Finance, Inc., FRN, 4.37%, 10/24/07	$1,000
		14,800
	Repurchase Agreements — 9.5%
2,808	Bank of America Securities LLC, 4.26%, dated 12/30/05, due 01/03/06, repurchase price $2,809, collateralized by U.S. Government Agency Mortgages.	2,808
8,000	Lehman Brothers, Inc., 4.26%, dated 12/30/05, due 01/03/06, repurchase price $8,003, collateralized by U.S. Government Agency Mortgages.	8,000
6,500	UBS Securities LLC, 4.26%, dated 12/30/05, due 01/03/06, repurchase price $6,502, collateralized by U.S. Government Agency Mortgages.	6,500
		17,308
	Investments of Cash Collateral for Securities Loaned (Cost $42,643)	42,643
	Investments — 123.5% (Cost $202,489)	$225,254
	Liabilities in Excess of Other Assets — (23.5)%	(42,910)
	NET ASSETS — 100.0%	$182,344

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

JPMORGAN U.S. EQUITY MID/SMALL CAP FUNDS39

JPMorgan Growth Advantage Fund

SCHEDULE OF PORTFOLIO INVESTMENTS  AS OF DECEMBER 31, 2005

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE
Long-Term Investments — 99.7%
	Common Stocks — 99.7%
	Aerospace & Defense — 1.4%
8	Precision Castparts Corp.	$404
8	Rockwell Collins, Inc.	386
		790
	Biotechnology — 3.2%
4	Genentech, Inc. (a)	389
7	Invitrogen Corp. (a) (c)	476
14	MedImmune, Inc. (a)	490
15	Protein Design Labs, Inc. (a) (c)	412
		1,767
	Capital Markets — 3.1%
6	Affiliated Managers Group, Inc. (a) (c)	458
16	Ameritrade Holding Corp. (a)	384
13	Federated Investors, Inc., Class B	474
6	T. Rowe Price Group, Inc.	450
		1,766
	Commercial Banks — 3.7%
22	Commerce Bancorp, Inc. (c)	767
13	East-West Bancorp, Inc. (c)	460
11	Zions Bancorp	839
		2,066
	Commercial Services & Supplies — 3.2%
9	HNI Corp. (c)	472
31	West Corp. (a)	1,305
		1,777
	Communications Equipment — 1.0%
28	Corning, Inc. (a)	556
	Computers & Peripherals — 4.6%
8	Apple Computer, Inc. (a)	597
17	NCR Corp. (a)	565
43	Seagate Technology (Cayman Islands) (a)	857
130	Sun Microsystems, Inc. (a)	546
		2,565
	Construction & Engineering — 0.8%
6	Jacobs Engineering Group, Inc. (a)	424

SHARES	SECURITY DESCRIPTION	VALUE
	Consumer Finance — 0.7%
16	AmeriCredit Corp. (a)	$410
	Diversified Financial Services — 3.2%
14	CIT Group, Inc.	699
12	IntercontinentalExchange, Inc. (a)	418
21	Lazard Ltd. (Bermuda), Class A	676
		1,793
	Electrical Equipment — 1.7%
9	Ametek, Inc.	395
28	General Cable Corp. (a) (c)	550
		945
	Electronic Equipment & Instruments — 4.7%
27	Amphenol Corp., Class A	1,208
22	Jabil Circuit, Inc. (a)	833
25	Lo Jack Corp. (a) (c)	603
		2,644
	Energy Equipment & Services — 5.5%
17	ENSCO International, Inc.	763
13	Grant Prideco, Inc. (a)	552
7	Halliburton Co.	409
14	Hornbeck Offshore Services, Inc. (a) (c)	464
8	National Oilwell Varco, Inc. (a)	527
5	Noble Corp. (Cayman Islands)	377
		3,092
	Food & Staples Retailing — 1.0%
21	CVS Corp.	555
	Health Care Equipment & Supplies — 3.1%
5	Bausch & Lomb, Inc.	333
14	Baxter International, Inc.	523
14	DJ Orthopedics, Inc. (a) (c)	386
10	Mentor Corp. (c)	479
		1,721
	Health Care Providers & Services — 7.4%
6	Aetna, Inc.	552
10	Amedisys, Inc. (a)	414
9	Caremark Rx, Inc. (a)	471

SEE NOTES TO FINANCIAL STATEMENTS.

JPMORGAN U.S. EQUITY MID/SMALL CAP FUNDS40

ANNUAL REPORT DECEMBER 31

2005

SCHEDULE OF PORTFOLIO INVESTMENTS  AS OF DECEMBER 31, 2005

(Amounts in thousands)

(CONTINUED)

SHARES	SECURITY DESCRIPTION	VALUE
Long-Term Investments — continued
	Health Care Providers & Services — Continued
10	Coventry Health Care, Inc. (a)	$587
15	DaVita, Inc. (a)	738
9	McKesson Corp.	475
9	Medco Health Solutions, Inc. (a)	508
18	Per-Se Technologies, Inc. (a) (c)	427
		4,172
	Hotels, Restaurants & Leisure — 5.1%
7	Four Seasons Hotels, Inc. (Canada) (c)	333
6	Harrah's Entertainment, Inc.	451
8	Panera Bread Co., Class A (a)	499
15	Royal Caribbean Cruises Ltd. (Liberia)	694
21	Scientific Games Corp., Class A (a)	562
6	Wynn Resorts Ltd. (a) (c)	346
		2,885
	Household Durables — 1.6%
41	Champion Enterprises, Inc. (a) (c)	555
10	D.R. Horton, Inc.	357
		912
	Household Products — 0.9%
10	Energizer Holdings, Inc. (a)	488
	Industrial Conglomerates — 1.0%
7	3M Co.	543
	Insurance — 1.9%
6	Everest Re Group Ltd. (Bermuda)	572
16	HCC Insurance Holdings, Inc.	484
		1,056
	Internet Software & Services — 3.5%
1	Google, Inc., Class A (a)	539
29	McAfee, Inc. (a)	788
16	ValueClick, Inc. (a) (c)	284
17	VeriSign, Inc. (a)	373
		1,984
	IT Services — 1.4%
22	Alliance Data Systems Corp. (a) (c)	799

SHARES	SECURITY DESCRIPTION	VALUE
	Machinery — 1.5%
6	Harsco Corp.	$428
9	Oshkosh Truck Corp. (c)	415
		843
	Media — 3.0%
17	Carmike Cinemas, Inc. (c)	429
5	Getty Images, Inc. (a)	419
6	R.H. Donnelley Corp. (a)	394
11	Rogers Communications, Inc. (Canada), Class B	461
		1,703
	Oil, Gas & Consumable Fuels — 2.4%
9	Consol Energy, Inc.	554
5	EOG Resources, Inc.	389
8	Talisman Energy, Inc. (Canada)	418
		1,361
	Pharmaceuticals — 4.9%
4	Allergan, Inc.	421
7	Barr Pharmaceuticals, Inc. (a)	449
14	Omnicare, Inc.	772
12	Teva Pharmaceutical Industries Ltd. (Israel) ADR (c)	525
12	Wyeth	557
		2,724
	Road & Rail — 1.5%
19	Norfolk Southern Corp.	856
	Semiconductors & Semiconductor Equipment — 10.6%
9	Broadcom Corp., Class A (a)	438
61	Cirrus Logic, Inc. (a) (c)	405
21	Diodes, Inc. (a) (c)	651
27	Ikanos Communications, Inc. (a) (c)	398
31	Intel Corp.	761
10	KLA-Tencor Corp.	506
18	Lam Research Corp. (a)	649
10	Marvell Technology Group Ltd. (Bermuda) (a)	561
17	Microchip Technology, Inc.	534

SEE NOTES TO FINANCIAL STATEMENTS.

JPMORGAN U.S. EQUITY MID/SMALL CAP FUNDS41

JPMorgan Growth Advantage Fund

SCHEDULE OF PORTFOLIO INVESTMENTS  AS OF DECEMBER 31, 2005

(Amounts in thousands)

(CONTINUED)

SHARES	SECURITY DESCRIPTION	VALUE
Long-Term Investments — continued
	Semiconductors & Semiconductor Equipment — Continued
13	Nvidia Corp. (a)	$461
18	Texas Instruments, Inc.	561
		5,925
	Software — 5.0%
17	Adobe Systems, Inc.	634
20	Computer Associates International, Inc.	560
40	Compuware Corp. (a)	354
8	Electronic Arts, Inc. (a)	439
9	NAVTEQ Corp. (a)	395
13	Salesforce.com, Inc. (a) (c)	417
		2,799
	Specialty Retail — 4.7%
6	AnnTaylor Stores Corp. (a)	221
21	Bed Bath & Beyond, Inc. (a)	761
8	Best Buy Co., Inc.	335
15	Men's Wearhouse, Inc. (a)	436
19	Sherwin-Williams Co. (The)	874
		2,627
	Textiles, Apparel & Luxury Goods — 1.5%
15	Polo Ralph Lauren Corp.	845
	Wireless Telecommunication Services — 0.9%
12	NII Holdings, Inc. (a)	520
	Total Common Stocks (Cost $47,336)	55,913
Short-Term Investment — 0.7%
	Investment Company — 0.7%
409	JPMorgan Prime Money Market Fund (b) (m) (Cost $409)	409

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Investments of Cash Collateral for Securities Loaned — 16.2%
	Certificates of Cash Deposit — 1.8%
$300	Credit Suisse First Boston LLC, FRN, 4.27%, 10/17/06	$300
300	Royal Bank of Canada, FRN, 4.30. 11/13/06	300
400	Wells Fargo Bank San Francisco, 4.30%, 1/27/06	400
		1,000
	Commercial Paper — 0.5%
300	Morgan Stanley & Co., Inc., FRN, 4.33%, 4/17/06	300
	Corporate Notes — 4.0%
300	Alliance and Leister plc, FRN, 4.33%, 01/30/07	300
400	American Express Credit Corp., FRN, 4.36%, 06/12/07	400
300	Banc of America Securities LLC, FRN, 4.31%, 11/07/06	300
380	CDC Financial Products, Inc., FRN, 4.35%, 01/30/06	380
59	Citigroup Global Markets, Inc., FRN, 4.32%, 01/06/06	59
200	K2(USA) LLC, FRN, 4.35%, 02/15/06	200
251	Links Finance LLC, FRN, 4.29%, 10/06/06	251
350	Sigma Finance, Inc., FRN, 4.37%, 10/24/07	350
		2,240
	Repurchase Agreements — 9.9%
322	Bank of America Securities LLC, 4.26%, date 12/30/05, due 01/03/06, repurchase price $322, collateralized by U.S. Government Agency Mortgages.	322
1,700	Lehman Brothers, Inc., 4.26%, date 12/30/05, due 01/03/06, repurchase price $1,701, collateralized by U.S. Government Agency Mortgages.	1,700
1,750	Morgan Stanley & Co., Inc., 4.27%, date 12/30/05, due 01/03/06, repurchase price $1,751, collateralized by U.S. Government Agency Mortgages.	1,750

SEE NOTES TO FINANCIAL STATEMENTS.

JPMORGAN U.S. EQUITY MID/SMALL CAP FUNDS42

ANNUAL REPORT DECEMBER 31

2005

SCHEDULE OF PORTFOLIO INVESTMENTS  AS OF DECEMBER 31, 2005

(Amounts in thousands)

(CONTINUED)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Investments of Cash Collateral for Securities Loaned — continued
	Repurchase Agreements — Continued
$1,750	UBS Securities LLC, 4.26%, date 12/30/05, due 01/03/06, repurchase price $1,751, collateralized by U.S. Government Agency Mortgages.	$1,750
		5,522
	Total Investments of Cash Collateral for Securities Loaned (Cost $9,062)	9,062
	Total Investments — 116.6% (Cost $56,807)	$65,384
	Liabilities in Excess of Other Assets — (16.6)%	(9,288)
	NET ASSETS — 100.0%	$56,096

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

JPMORGAN U.S. EQUITY MID/SMALL CAP FUNDS43

JPMorgan Micro Cap Fund

SCHEDULE OF PORTFOLIO INVESTMENTS  AS OF DECEMBER 31, 2005

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE
Long-Term Investments — 98.3%
	Common Stocks — 98.3%
	Aerospace & Defense — 1.6%
2	Esterline Technologies Corp. (a)	$85
	Biotechnology — 2.7%
6	Illumina, Inc. (a)	89
3	Myriad Genetics, Inc. (a)	52
		141
	Building Products — 1.7%
4	Interline Brands, Inc. (a)	89
	Commercial Banks — 7.0%
2	Alabama National Bancorp	104
3	Preferred Bank	111
4	Security Bank Corp.	86
2	State National Bancshares, Inc., Class B (a)	59
		360
	Commercial Services & Supplies — 14.1%
10	Collectors Universe (a)	154
7	Cornell Cos., Inc. (a)	92
1	CoStar Group, Inc. (a)	46
6	FirstService Corp. (Canada) (a)	156
15	Franklin Covey Co. (a)	93
5	Hudson Highland Group, Inc. (a)	87
12	SM&A Corp. (a)	101
		729
	Distributors — 2.0%
7	Rush Enterprises, Inc., Class A (a)	103
	Electrical Equipment — 1.5%
4	Fargo Electronics, Inc. (a)	75
	Electronic Equipment & Instruments — 4.4%
5	Lo Jack Corp. (a)	129
2	Scansource, Inc. (a)	99
		228
	Energy Equipment & Services — 2.3%
2	Lufkin Industries, Inc.	118

SHARES	SECURITY DESCRIPTION	VALUE
	Health Care Equipment & Supplies — 2.4%
2	Neurometrix, Inc. (a)	$45
5	NMT Medical, Inc. (a)	77
		122
	Health Care Providers & Services — 8.2%
7	Alderwoods Group, Inc. (a)	110
7	American Dental Partners, Inc. (a)	125
14	Five Star Quality Care, Inc. (a)	110
4	Horizon Health Corp. (a)	80
		425
	Hotels, Restaurants & Leisure — 4.4%
3	Ambassadors Group, Inc.	59
2	Benihana, Inc., Class A (a)	42
5	Friendly Ice Cream Corp. (a)	44
17	Youbet.com, Inc. (a)	81
		226
	Household Durables — 3.9%
13	Interface, Inc., Class A (a)	111
10	Modtech Holdings, Inc. (a)	91
		202
	Industrial Conglomerates — 1.6%
2	Freightcar America, Inc.	80
	Insurance — 4.5%
2	American Physicians Capital, Inc. (a)	82
3	James River Group, Inc (a)	53
2	ProAssurance Corp. (a)	97
		232
	Internet & Catalog Retail — 5.5%
8	Audible, Inc. (a)	106
13	Celebrate Express, Inc. (a)	176
		282
	Internet Software & Services — 9.3%
4	Bankrate, Inc. (a)	129
6	Digitas, Inc. (a)	81
2	Equinix, Inc. (a)	69
7	iVillage, Inc. (a)	54

SEE NOTES TO FINANCIAL STATEMENTS.

JPMORGAN U.S. EQUITY MID/SMALL CAP FUNDS44

ANNUAL REPORT DECEMBER 31

2005

SCHEDULE OF PORTFOLIO INVESTMENTS  AS OF DECEMBER 31, 2005

(Amounts in thousands)

(CONTINUED)

SHARES	SECURITY DESCRIPTION	VALUE
Long-Term Investments — continued
	Internet Software & Services — Continued
8	PlanetOut, Inc. (a)	$73
7	Vocus, Inc. (a)	73
		479
	IT Services — 1.0%
3	Dynamics Research Corp. (a)	52
	Media — 1.0%
5	Knot, Inc. (The) (a)	52
	Oil, Gas & Consumable Fuels — 4.6%
3	Bronco Drilling Co., Inc. (a)	75
2	Edge Petroleum Corp. (a)	55
3	Whiting Petroleum Corp. (a)	106
		236
	Road & Rail — 1.9%
6	Marten Transport Ltd. (a)	100
	Semiconductors & Semiconductor Equipment — 3.2%
10	PDF Solutions, Inc. (a)	163
	Software — 8.6%
8	Concur Technologies, Inc. (a)	101
12	Magma Design Automation, Inc. (a)	101
57	Manugistics Group, Inc. (a)	100
3	Onyx Software Corp. (a)	12
11	Unica Corp.	127
		441
	Trading Companies & Distributors — 0.9%
2	Nuco2, Inc. (a)	48
	Total Common Stocks (Cost $4,942)	5,068

SHARES	SECURITY DESCRIPTION	VALUE
Short-Term Investment — 1.9%
	Investment Company — 1.9%
99	JPMorgan Prime Money
	Market Fund (b) (m)	$99
	(Cost $99)
	Total Investments — 100.2% (Cost $5,041)	$5,167
	Liabilities in Excess of Other Assets — (0.2)%	(9)
	NET ASSETS — 100.0%	$5,158

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

JPMORGAN U.S. EQUITY MID/SMALL CAP FUNDS45

JPMorgan Mid Cap Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS  AS OF DECEMBER 31, 2005

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE
Long-Term Investments — 98.3%
	Common Stocks — 98.3%
	Aerospace & Defense — 0.7%
20	Precision Castparts Corp.	$1,026
21	Rockwell Collins, Inc.	969
		1,995
	Airlines — 0.5%
77	Southwest Airlines Co.	1,264
	Auto Components — 0.1%
4	BorgWarner, Inc.	249
	Beverages — 0.6%
13	Brown-Forman Corp., Class B	906
24	Constellation Brands, Inc., Class A (a)	640
		1,546
	Biotechnology — 1.3%
17	Invitrogen Corp. (a) (c)	1,146
35	MedImmune, Inc. (a)	1,219
35	Protein Design Labs, Inc. (a) (c)	1,003
		3,368
	Building Products — 0.5%
34	American Standard Cos., Inc.	1,346
	Capital Markets — 2.8%
14	Affiliated Managers Group, Inc. (a) (c)	1,140
40	Ameritrade Holding Corp. (a)	956
52	E*Trade Financial Corp. (a)	1,076
33	Federated Investors, Inc., Class B	1,215
19	Northern Trust Corp.	1,000
30	T. Rowe Price Group, Inc.	2,143
		7,530
	Chemicals — 2.7%
45	Albemarle Corp.	1,707
26	Ashland, Inc.	1,476
27	PPG Industries, Inc.	1,557
64	Rockwood Holdings, Inc. (a) (c)	1,257
20	Sigma-Aldrich Corp.	1,253
		7,250

SHARES	SECURITY DESCRIPTION	VALUE
	Commercial Banks — 5.4%
55	Commerce Bancorp, Inc.(c)	$1,889
23	Cullen/Frost Bankers, Inc.	1,251
32	East-West Bancorp, Inc.(c)	1,157
24	M&T Bank Corp.	2,661
84	North Fork Bancorp, Inc.	2,305
46	TCF Financial Corp.	1,240
32	Wilmington Trust Corp.	1,253
37	Zions Bancorp	2,807
		14,563
	Commercial Services & Supplies — 2.5%
22	HNI corp. (c)	1,192
31	Pitney Bowes, Inc.	1,310
32	Republic Services, Inc.	1,190
73	West Corp. (a)	3,081
		6,773
	Communications Equipment — 0.1%
7	Adtran, Inc.	199
	Computers & Peripherals — 2.4%
72	NCR Corp. (a)	2,452
40	Network Appliance, Inc. (a)	1,068
102	Seagate Technology (Cayman Islands) (a)	2,035
236	Sun Microsystems, Inc. (a)	987
		6,542
	Construction & Engineering — 0.4%
15	Jacobs Engineering Group, Inc. (a)	1,035
	Construction Materials — 0.6%
25	Vulcan Materials Co.	1,667
	Consumer Finance — 0.4%
40	AmeriCredit Corp. (a)	1,023
	Containers & Packaging — 0.5%
36	Ball Corp.	1,410
	Distributors — 0.4%
26	Genuine Parts Co.	1,159

SEE NOTES TO FINANCIAL STATEMENTS.

JPMORGAN U.S. EQUITY MID/SMALL CAP FUNDS46

ANNUAL REPORT DECEMBER 31

2005

SCHEDULE OF PORTFOLIO INVESTMENTS  AS OF DECEMBER 31, 2005

(Amounts in thousands)

(CONTINUED)

SHARES	SECURITY DESCRIPTION	VALUE
Long-Term Investments — continued
	Diversified Financial Services — 1.5%
33	CIT Group, Inc.	$1,704
53	Lazard Ltd. (Bermuda), Class A	1,679
13	Principal Financial Group	607
		3,990
	Diversified Telecommunication Services — 1.7%
32	Alltel Corp.	2,045
74	CenturyTel, Inc.	2,437
		4,482
	Electric Utilities — 2.7%
34	American Electric Power Co., Inc.	1,269
46	DPL, Inc.	1,207
15	FirstEnergy Corp.	715
29	PG&E Corp.	1,091
54	PPL Corp.	1,582
58	Westar Energy, Inc.	1,251
		7,115
	Electrical Equipment — 1.4%
54	Ametek, Inc.	2,306
20	Cooper Industries Ltd. (Bermuda), Class A	1,489
		3,795
	Electronic Equipment & Instruments — 2.5%
89	Amphenol Corp., Class A	3,926
37	Flir Systems, Inc. (a) (c)	820
56	Jabil Circuit, Inc. (a)	2,088
		6,834
	Energy Equipment & Services — 3.1%
37	BJ Services Co.	1,364
41	ENSCO International, Inc.	1,801
36	Grant Prideco, Inc. (a)	1,608
21	National Oilwell Varco, Inc. (a)	1,317
18	Noble Corp. (Cayman Islands)	1,238
20	Tidewater, Inc.(c)	907
		8,235
	Food Products — 1.0%
31	Dean Foods Co. (a)	1,183
80	Del Monte Foods Co. (a)	834

SHARES	SECURITY DESCRIPTION	VALUE
	Food Products — Continued
16	Hormel Foods Corp.	$533
		2,550
	Gas Utilities — 0.9%
39	AGL Resources, Inc.	1,340
47	UGI Corp.	968
		2,308
	Health Care Equipment & Supplies — 0.8%
12	Bausch & Lomb, Inc.	815
26	Mentor corp. (c)	1,198
3	Millipore Corp. (a)	224
		2,237
	Health Care Providers & Services — 5.2%
14	Aetna, Inc.	1,302
23	Caremark Rx, Inc. (a)	1,178
72	Coventry Health Care, Inc. (a)	4,114
36	DaVita, Inc. (a)	1,834
7	Henry Schein, Inc. (a)	314
28	LifePoint Hospitals, Inc. (a)	1,037
29	Manor Care, Inc.	1,157
23	McKesson Corp.	1,192
17	Medco Health Solutions, Inc. (a)	924
20	Quest Diagnostics, Inc.	1,045
		14,097
	Hotels, Restaurants & Leisure — 5.2%
59	Applebees International, Inc.	1,331
17	Four Seasons Hotels, Inc. (Canada) (c)	841
16	Harrah's Entertainment, Inc.	1,109
80	Hilton Hotels Corp.	1,919
41	Outback Steakhouse, Inc.	1,698
19	Panera Bread Co., Class A (a)	1,254
38	Royal Caribbean Cruises Ltd. (Liberia) (c)	1,703
52	Scientific Games Corp., Class A (a)	1,410
33	Sonic Corp. (a) (c)	971
14	Station Casinos, Inc.	925
16	Wynn Resorts Ltd. (a) (c)	867
		14,028

SEE NOTES TO FINANCIAL STATEMENTS.

JPMORGAN U.S. EQUITY MID/SMALL CAP FUNDS47

JPMorgan Mid Cap Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS  AS OF DECEMBER 31, 2005

(Amounts in thousands)

(CONTINUED)

SHARES	SECURITY DESCRIPTION	VALUE
Long-Term Investments — continued
	Household Durables — 1.1%
25	D.R. Horton, Inc.	$897
16	Fortune Brands, Inc.	1,264
20	Toll Brothers, Inc. (a)	696
		2,857
	Household Products — 1.1%
31	Clorox Co.	1,746
24	Energizer Holdings, Inc. (a)	1,215
		2,961
	Industrial Conglomerates — 0.6%
22	Carlisle Cos., Inc.	1,535
	Insurance — 4.7%
73	Assurant, Inc.	3,153
30	Cincinnati Financial Corp.	1,320
14	Everest Re Group Ltd. (Bermuda)	1,375
34	Genworth Financial, Inc., Class A	1,183
40	HCC Insurance Holdings, Inc.	1,199
35	IPC Holdings Ltd. (Bermuda)	961
80	Old Republic International Corp.	2,110
25	Safeco Corp.	1,418
		12,719
	Internet Software & Services — 1.3%
70	McAfee, Inc. (a)	1,905
39	ValueClick, Inc. (a) (c)	701
43	VeriSign, Inc. (a)	941
		3,547
	IT Services — 1.2%
20	Affiliated Computer Services, Inc., Class A (a)	1,190
54	Alliance Data Systems Corp. (a) (c)	1,938
		3,128
	Machinery — 1.9%
33	Crane Co.	1,157
30	Harsco Corp.	2,002
10	ITT Industries, Inc.	1,033
23	Oshkosh Truck corp. (c)	1,034
		5,226

SHARES	SECURITY DESCRIPTION	VALUE
	Media — 4.4%
37	Cablevision Systems New York Group, Class A (a)	$873
41	Clear Channel Outdoor Holdings, Inc., Class A (a)	830
44	Dex Media, Inc.	1,184
20	Gannett Co., Inc.	1,223
12	Getty Images, Inc. (a)	1,062
35	Interactive Data Corp. (a)	786
15	Knight Ridder, Inc.	943
16	R.H. Donnelley Corp. (a)	998
65	Regal Entertainment Group, Class A (c)	1,231
26	Rogers Communications, Inc. (Canada), Class B	1,095
1	Washington Post Co. (The), Class B	918
25	XM Satellite Radio Holdings, Inc., Class A (a) (c)	685
		11,828
	Multi-Utilities — 1.3%
32	Energen Corp.	1,177
42	Energy East Corp.	953
33	SCANA Corp.	1,280
		3,410
	Multiline Retail — 1.1%
43	Family Dollar Stores, Inc.	1,059
19	Federated Department Stores, Inc.	1,234
32	Tuesday Morning Corp.	669
		2,962
	Oil, Gas & Consumable Fuels — 5.9%
33	Burlington Resources, Inc.	2,802
25	Consol Energy, Inc.	1,639
40	Devon Energy Corp.	2,527
13	EOG Resources, Inc.	932
25	Kinder Morgan, Inc.	2,290
15	Marathon Oil Corp.	944
21	Newfield Exploration Co. (a)	1,044
16	Pioneer Natural Resources Co.	825
36	Range Resources Corp. (c)	956
26	Southwestern Energy Co. (a)	934
20	Talisman Energy, Inc. (Canada)	1,068
		15,961

SEE NOTES TO FINANCIAL STATEMENTS.

JPMORGAN U.S. EQUITY MID/SMALL CAP FUNDS48

ANNUAL REPORT DECEMBER 31

2005

SCHEDULE OF PORTFOLIO INVESTMENTS  AS OF DECEMBER 31, 2005

(Amounts in thousands)

(CONTINUED)

SHARES	SECURITY DESCRIPTION	VALUE
Long-Term Investments — continued
	Paper & Forest Products — 0.4%
42	MeadWestvaco Corp.	$1,169
	Personal Products — 0.4%
35	Estee Lauder Cos., Inc. (The), Class A	1,165
	Pharmaceuticals — 2.0%
7	Allergan, Inc.	713
18	Barr Pharmaceuticals, Inc. (a)	1,115
51	Omnicare, Inc.	2,912
12	Sepracor, Inc. (a)	611
		5,351
	Real Estate — 2.0%
45	Brookfield Properties Co. (Canada)	1,315
22	Forest City Enterprises, Inc., Class A	838
18	iStar Financial, Inc. REIT	653
25	Rayonier, Inc. REIT	993
18	Vornado Realty Trust REIT	1,519
		5,318
	Road & Rail — 1.7%
88	J.B. Hunt Transport Services, Inc.	2,001
57	Norfolk Southern Corp.	2,560
		4,561
	Semiconductors & Semiconductor Equipment — 3.5%
23	Broadcom Corp., Class A (a)	1,096
26	KLA-Tencor Corp.	1,258
45	Lam Research Corp. (a)	1,613
28	Linear Technology Corp.	996
23	Marvell Technology Group Ltd. (Bermuda) (a)	1,301
60	Microchip Technology, Inc.	1,943
31	Nvidia Corp. (a)	1,148
		9,355
	Software — 3.2%
43	Adobe Systems, Inc.	1,604
53	Citrix Systems, Inc. (a)	1,512
93	Computer Associates International, Inc.	2,615
100	Compuware Corp. (a)	893

SHARES	SECURITY DESCRIPTION	VALUE
	Software — Continued
21	NAVTEQ Corp. (a)	$935
32	Salesforce.com, Inc. (a) (c)	1,032
		8,591
	Specialty Retail — 7.0%
16	AnnTaylor Stores Corp. (a)	542
53	Autonation, Inc. (a)	1,152
26	AutoZone, Inc. (a)	2,422
50	Bed Bath & Beyond, Inc. (a)	1,817
77	Circuit City Stores, Inc.	1,744
64	Limited Brands, Inc.	1,430
36	Men's Wearhouse, Inc. (a)	1,066
65	Ross Stores, Inc.	1,884
75	Sherwin-Williams Co. (The)	3,388
22	Tiffany & Co.	823
58	TJX Cos., Inc.	1,338
23	Weight Watchers International, Inc. (a) (c)	1,120
		18,726
	Textiles, Apparel & Luxury Goods — 2.5%
31	Columbia Sportswear Co. (a)	1,456
37	Polo Ralph Lauren Corp.	2,071
59	V.F. Corp.	3,282
		6,809
	Thrifts & Mortgage Finance — 1.8%
33	Golden West Financial Corp.	2,205
24	MGIC Investment Corp.	1,586
24	Webster Financial Corp.	1,116
		4,907
	Trading Companies & Distributors — 0.4%
27	Hughes Supply, Inc.	954
	Wireless Telecommunication Services — 0.9%
30	NII Holdings, Inc. (a)	1,306
31	Telephone & Data Systems, Inc.	1,083
		2,389
	Total Common Stocks (Cost $213,957)	264,019

SEE NOTES TO FINANCIAL STATEMENTS.

JPMORGAN U.S. EQUITY MID/SMALL CAP FUNDS49

JPMorgan Mid Cap Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS  AS OF DECEMBER 31, 2005

(Amounts in thousands)

(CONTINUED)

SHARES	SECURITY DESCRIPTION	VALUE
Short-Term Investment — 1.8%
	Investment Company — 1.8%
4,875	JPMorgan Prime Money
	Market Fund (b) (m)	$4,875
	(Cost $4,875)
PRINCIPAL AMOUNT
Investments of Cash Collateral for Securities Loaned — 6.8%
	Certificates of Deposit — 1.5%
$900	Credit Suisse First Boston LLC, FRN, 4.27%, 10/17/06	900
1,000	Manufacturers and Traders, FRN, 4.36%, 09/26/06	1,000
1,000	Royal Bank of Canada, FRN, 4.30%, 11/13/06	1,000
1,000	Wells Fargo Bank San Francisco, 4.30%, 01/27/06	1,000
		3,900
	Commercial Paper — 0.3%
900	Morgan Stanley & Co., Inc., FRN, 4.33%, 04/17/06	900
	Corporate Notes — 3.2%
1,000	Alliance and Leister plc, FRN, 4.33%, 01/30/07	1,000
1,000	American Express Credit Corp., FRN, 4.36%, 06/12/07	1,000
1,000	Banc of America Securities LLC, FRN, 4.31%, 11/07/06	1,000
900	CDC Financial Products, Inc., FRN, 4.35%, 01/30/06	900
900	Citigroup Global Markets, Inc., FRN, 4.32%, 01/06/06	900
1,000	K2(USA) LLC, FRN, 4.35, 02/15/06	1,000
900	Liberty Lighthouse U.S. Capital, FRN, 4.34%, 10/24/06	900
903	Links Finance LLC, FRN, 4.29%, 10/06/06	902
900	Sigma Finance, Inc., FRN, 4.37%, 10/24/07	900
		8,502

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
	Repurchase Agreements — 1.8%
$1,418	Bank of America Securities LLC, 4.26%, dated 12/30/05, due 01/03/06, repurchase price $1,419, collateralized by U.S. Government Agency Mortgages.	$1,418
3,500	UBS Securities LLC, 4.26%, dated 12/30/05, due 01/03/06, repurchase price $3,501, collateralized by U.S. Government Agency Mortgages.	3,500
		4,918
	Total Investments of Cash Collateral for Securities Loaned (Cost $18,220)	18,220
	Total Investments — 106.9% (Cost $237,052)	$287,114
	Liabilities in Excess of Other Assets — (6.9)%	(18,532)
	NET ASSETS — 100.0%	$268,582

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

JPMORGAN U.S. EQUITY MID/SMALL CAP FUNDS50

JPMorgan Mid Cap Value Fund

SCHEDULE OF PORTFOLIO INVESTMENTS  AS OF DECEMBER 31, 2005

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE
Long-Term Investments — 96.3%
	Common Stocks — 96.3%
	Auto Components — 0.2%
216	BorgWarner, Inc. (c)	$13,066
	Beverages — 1.1%
672	Brown-Forman Corp., Class B	46,592
1,254	Constellation Brands, Inc., Class A (a)	32,893
		79,485
	Building Products — 0.9%
1,653	American Standard Cos., Inc. (c)	66,021
	Capital Markets — 2.2%
2,405	E*Trade Financial Corp. (a)	50,175
995	Northern Trust Corp.	51,551
723	T. Rowe Price Group, Inc. (c)	52,070
		153,796
	Chemicals — 4.3%
2,288	Albemarle Corp. (c)	87,737
1,308	Ashland, Inc.	75,716
1,322	PPG Industries, Inc.	76,567
1,020	Sigma-Aldrich Corp. (c)	64,562
		304,582
	Commercial Banks — 6.9%
1,221	Cullen/Frost Bankers, Inc.	65,543
1,251	M&T Bank Corp.	136,422
4,335	North Fork Bancorp, Inc.	118,610
2,343	TCF Financial Corp.	63,594
1,555	Wilmington Trust Corp.	60,513
523	Zions Bancorp	39,518
		484,200
	Commercial Services & Supplies — 1.9%
1,627	Pitney Bowes, Inc.	68,733
1,635	Republic Services, Inc.	61,394
		130,127
	Computers & Peripherals — 0.8%
1,571	NCR Corp. (a)	53,303

SHARES	SECURITY DESCRIPTION	VALUE
	Construction Materials — 1.2%
1,268	Vulcan Materials Co. (c)	$85,880
	Containers & Packaging — 1.0%
1,839	Ball Corp. (c)	73,049
	Distributors — 0.7%
1,178	Genuine Parts Co.	51,751
	Diversified Financial Services — 0.4%
654	Principal Financial Group (c)	31,033
	Diversified Telecommunication Services — 3.3%
1,673	Alltel Corp.	105,560
3,763	CenturyTel, Inc. (c)	124,774
		230,334
	Electric Utilities — 5.2%
1,801	American Electric Power Co., Inc. (c)	66,803
2,445	DPL, Inc.	63,602
753	FirstEnergy Corp.	36,904
1,463	PG&E Corp.	54,288
2,757	PPL Corp.	81,041
3,020	Westar Energy, Inc.	64,922
		367,560
	Electrical Equipment — 2.1%
1,656	Ametek, Inc.	70,442
1,055	Cooper Industries Ltd. (Bermuda), Class A	77,000
		147,442
	Electronic Equipment & Instruments — 0.7%
1,064	Amphenol Corp., Class A	47,075
	Food Products — 1.9%
1,621	Dean Foods Co. (a)	61,043
4,235	Del Monte Foods Co. (a)	44,174
821	Hormel Foods Corp.	26,824
		132,041

SEE NOTES TO FINANCIAL STATEMENTS.

JPMORGAN U.S. EQUITY MID/SMALL CAP FUNDS51

JPMorgan Mid Cap Value Fund

SCHEDULE OF PORTFOLIO INVESTMENTS  AS OF DECEMBER 31, 2005

(Amounts in thousands)

(CONTINUED)

SHARES	SECURITY DESCRIPTION	VALUE
Long-Term Investments — continued
	Gas Utilities — 1.7%
1,971	AGL Resources, Inc. (c)	$68,593
2,473	UGI Corp.	50,946
		119,539
	Health Care Providers & Services — 3.8%
2,377	Coventry Health Care, Inc. (a) (c)	135,397
372	Henry Schein, Inc. (a)	16,221
1,518	Manor Care, Inc. (c)	60,371
1,071	Quest Diagnostics, Inc.	55,145
		267,134
	Hotels, Restaurants & Leisure — 3.5%
2,862	Applebee's International, Inc. (c)	64,662
4,001	Hilton Hotels Corp.	96,457
2,043	Outback Steakhouse, Inc. (c)	84,988
		246,107
	Household Durables — 0.9%
830	Fortune Brands, Inc.	64,764
	Household Products — 1.3%
1,581	Clorox Co.	89,966
	Industrial Conglomerates — 1.1%
1,136	Carlisle Cos., Inc.	78,561
	Insurance — 7.5%
3,732	Assurant, Inc. (c)	162,300
1,525	Cincinnati Financial Corp.	68,118
1,764	Genworth Financial, Inc., Class A	61,010
1,806	IPC Holdings Ltd. (Bermuda) (c)	49,451
4,121	Old Republic International Corp.	108,228
1,305	Safeco Corp.	73,744
		522,851
	IT Services — 0.9%
1,052	Affiliated Computer Services, Inc., Class A (a) (c)	62,275

SHARES	SECURITY DESCRIPTION	VALUE
	Machinery — 1.5%
1,684	Crane Co.	$59,409
695	Harsco Corp.	46,926
		106,335
	Media — 5.0%
1,879	Cablevision Systems New York Group, Class A (a)	44,102
2,431	Clear Channel Outdoor Holdings, Inc. (a)	48,749
2,239	Dex Media, Inc.	60,652
1,036	Gannett Co., Inc.	62,763
1,631	Interactive Data Corp. (a)	37,033
766	Knight Ridder, Inc. (c)	48,488
61	Washington Post Co. (The), Class B (c)	46,665
		348,452
	Multi-Utilities — 2.5%
1,660	Energen Corp.	60,298
2,193	Energy East Corp. (c)	49,996
1,694	SCANA Corp.	66,714
		177,008
	Multiline Retail — 2.1%
2,148	Family Dollar Stores, Inc. (c)	53,244
894	Federated Department Stores, Inc.	59,276
1,543	Tuesday Morning Corp. (c)	32,278
		144,798
	Oil, Gas & Consumable Fuels — 6.8%
1,633	Burlington Resources, Inc. (c)	140,773
2,066	Devon Energy Corp. (c)	129,227
1,282	Kinder Morgan, Inc. (c)	117,852
794	Marathon Oil Corp.	48,411
830	Pioneer Natural Resources Co.	42,564
		478,827
	Paper & Forest Products — 0.9%
2,165	MeadWestvaco Corp. (c)	60,682

SEE NOTES TO FINANCIAL STATEMENTS.

JPMORGAN U.S. EQUITY MID/SMALL CAP FUNDS52

ANNUAL REPORT DECEMBER 31

2005

SCHEDULE OF PORTFOLIO INVESTMENTS  AS OF DECEMBER 31, 2005

(Amounts in thousands)

(CONTINUED)

SHARES	SECURITY DESCRIPTION	VALUE
Long-Term Investments — continued
	Personal Products — 0.8%
1,780	Estee Lauder Cos., Inc. (The), Class A (c)	$59,598
	Pharmaceuticals — 0.8%
935	Omnicare, Inc. (c)	53,512
	Real Estate — 3.9%
2,306	Brookfield Properties Co. (Canada)	67,837
1,134	Forest City Enterprises, Inc., Class A (c)	43,024
942	iStar Financial, Inc. REIT (c)	33,593
1,275	Rayonier, Inc. REIT (c)	50,815
917	Vornado Realty Trust REIT (c)	76,517
		271,786
	Road & Rail — 0.6%
869	Norfolk Southern Corp.	38,971
	Software — 1.1%
2,699	Computer Associates International, Inc. (c)	76,076
	Specialty Retail — 6.2%
2,733	Autonation, Inc. (a) (c)	59,388
1,352	AutoZone, Inc. (a) (c)	124,018
3,300	Limited Brands, Inc. (c)	73,751
1,485	Sherwin-Williams Co. (The)	67,458
1,102	Tiffany & Co. (c)	42,188
2,969	TJX Cos., Inc.	68,958
		435,761
	Textiles, Apparel & Luxury Goods — 3.5%
1,564	Columbia Sportswear Co. (a) (c)	74,659
3,085	V.F. Corp.	170,730
		245,389
	Thrifts & Mortgage Finance — 3.6%
1,720	Golden West Financial Corp. (c)	113,546
1,234	MGIC Investment Corp. (c)	81,215
1,226	Webster Financial Corp.	57,481
		252,242

SHARES	SECURITY DESCRIPTION	VALUE
	Trading Companies & Distributors — 0.7%
1,359	Hughes Supply, Inc. (c)	$48,712
	Wireless Telecommunication Services — 0.8%
1,662	Telephone & Data Systems, Inc.	57,529
	Total Common Stocks (Cost $6,020,664)	6,757,620
Short-Term Investment — 6.2%
	Investment Company — 6.2%
434,249	JPMorgan Prime Money Market Fund (b) (m) (Cost $434,249)	434,249
PRINCIPAL AMOUNT
Investments of Cash Collateral for Securities Loaned — 5.9%
	Certificates of Cash Deposits — 1.5%
$22,987	Bank of Nova Scotia, FRN, 4.35%, 05/21/07	22,987
15,000	Credit Suisse First Boston LLC, FRN, 4.27%, 10/17/06	15,000
7,000	Credit Suisse First Boston LLC, FRN, 4.31%, 02/01/06	7,000
18,001	Deutsche Bank N.Y., FRN, 4.38%, 02/24/06	18,002
12,498	Manufacturers and Traders, FRN, 4.36%, 09/26/06	12,498
10,000	Royal Bank of Canada, FRN, 4.30%, 11/13/06	10,000
6,000	Wells Fargo Bank San Francisco, 4.30%, 01/27/06	6,000
19,000	Wells Fargo Bank San Francisco, FRN, 4.30%, 12/01/06	19,000
		110,487
	Commercial Paper — 1.6%
24,822	ASAP Funding Limited, 4.38%, 02/03/06	24,822
12,455	Bavaria TRR Corp., 4.34%, 01/06/06	12,455
24,815	Corporate Receivables Corp., 4.40%, 02/15/06	24,815

SEE NOTES TO FINANCIAL STATEMENTS.

JPMORGAN U.S. EQUITY MID/SMALL CAP FUNDS53

JPMorgan Mid Cap Value Fund

SCHEDULE OF PORTFOLIO INVESTMENTS  AS OF DECEMBER 31, 2005

(Amounts in thousands)

(CONTINUED)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Short-Term Investment — continued
	Commercial Paper — Continued
$29,777	HSBC Finance Corp., 4.35%, 02/01/06	$29,777
17,000	Morgan Stanley & Co., Inc., FRN, 4.33%, 04/17/06	17,000
		108,869
	Corporate Notes — 2.4%
1,000	Alliance and Leister plc, FRN, 4.33%, 01/30/07	1,000
20,000	Bank of America N.A., FRN, 4.31%, 11/07/06	20,000
10,000	CDC Financial Products, Inc., FRN, 4.35%, 01/30/06	10,000
23,000	Citigroup Global Markets, Inc., FRN, 4.32%, 01/06/06	23,000
6,500	Countrywide Financial Corp., FRN, 4.58%, 06/20/06	6,500
25,000	Dorada Finance, Inc., FRN, 4.38%, 11/15/07	25,000
1,502	General Electric Capital Corp., FRN, 4.30%, 05/12/06	1,502
15,009	General Electric Capital Corp., FRN, 4.29%, 12/08/06	15,008
10,000	Goldman Sachs Group, Inc., FRN, 4.41%, 12/28/07	10,000
12,500	K2(USA) LLC, FRN, 4.33%, 03/22/06	12,500
5,000	Landsbanki Islands HF, FRN, 4.45%, 01/30/07	5,000
14,497	Liberty Lighthouse U.S. Capital, FRN, 4.34%, 10/24/06	14,497
1,003	Links Finance LLC, FRN, 4.29%, 10/06/06	1,003
14,997	Links Finance LLC, FRN, 4.37%, 10/15/07	14,997
10,075	Pricoa Global Funding I, FRN, 4.23%, 10/05/06	10,075
1,000	Sigma Finance, Inc., FRN, 4.37%, 10/24/07	1,000
		171,082

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
	Repurchase Agreements — 0.4%
$27,255	Bank of America Securities LLC, 4.26%, dated 12/30/06, due 01/03/06, repurchase price $27,265, collateralized by U.S. Government Agency Mortgages.	$27,255
	Total Investments of Cash Collateral for Securities Loaned (Cost $417,693)	417,693
	Total Investments — 108.4% (Cost $6,872,606)	$7,609,562
	Liabilities in Excess of Other Assets — (8.4)%	(592,759)
	NET ASSETS — 100.0%	$7,016,803

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

JPMORGAN U.S. EQUITY MID/SMALL CAP FUNDS54

JPMorgan Small Cap Core Fund

SCHEDULE OF PORTFOLIO INVESTMENTS  AS OF DECEMBER 31, 2005

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE
Long-Term Investments — 97.2%
	Common Stocks — 97.2%
	Aerospace & Defense — 2.3%
19	AAR Corp. (a) (m)	$465
28	Armor Holdings, Inc. (a) (c)	1,173
76	Aviall, Inc. (a) (c)	2,197
52	BE Aerospace, Inc. (a) (c)	1,142
9	Ceradyne, Inc. (a) (c)	407
11	Curtiss-Wright Corp. (c)	579
81	Esterline Technologies Corp. (a)	3,020
34	Heico Corp. (c)	877
21	Hexcel Corp. (a) (c)	375
43	Kaman Corp., Class A	849
225	Moog, Inc., Class A (a)	6,373
26	Orbital Sciences Corp. (a) (c)	339
12	Triumph Group, Inc. (a)	436
10	United Industrial Corp. (c)	426
		18,658
	Air Freight & Logistics — 0.1%
28	Hub Group, Inc., Class A (a)	976
	Airlines — 1.5%
76	Alaska Air Group, Inc. (a)	2,722
180	Continental Airlines, Inc., Class B (a) (c)	3,830
175	ExpressJet Holdings, Inc. (a)	1,419
101	Mesa Air Group, Inc. (a) (c)	1,056
91	Pinnacle Airlines Corp. (a) (c)	608
88	Skywest, Inc.	2,369
— (h)	US Airways Group, Inc. (a) (c)	—	(h)
		12,004
	Auto Components — 0.5%
28	American Axle & Manufacturing Holdings, Inc. (c)	513
51	ArvinMeritor, Inc. (c)	731
14	Sauer-Danfoss, Inc.	260
122	Tenneco Automotive, Inc. (a)	2,396
		3,900
	Automobiles — 0.5%
59	Fleetwood Enterprises, Inc. (a) (c)	731
73	Thor Industries, Inc. (c)	2,933
12	Winnebago Industries, Inc. (c)	400
		4,064

SHARES	SECURITY DESCRIPTION	VALUE
	Biotechnology — 3.3%
32	Abgenix, Inc. (a)	$678
88	Alexion Pharmaceuticals, Inc. (a) (c)	1,784
60	Alkermes, Inc. (a) (c)	1,145
46	Amylin Pharmaceuticals, Inc. (a)	1,840
35	Applera Corp. — Celera Genomics Group (a)	384
42	Cell Genesys, Inc. (a)	251
83	Cubist Pharmaceuticals, Inc. (a) (c)	1,753
22	CV Therapeutics, Inc. (a) (c)	554
24	Diversa Corp. (a) (c)	115
108	Encysive Pharmaceuticals, Inc. (a)	853
12	Exelixis, Inc. (a) (c)	116
64	Genelabs Technologies (c)	119
43	GTx, Inc. (a) (c)	322
24	ICOS Corp. (a) (c)	671
72	Incyte Corp. (a) (c)	383
66	InterMune, Inc. (a) (c)	1,107
64	Lifecell Corp. (a) (c)	1,226
31	Martek Biosciences Corp. (a) (c)	753
78	Medarex, Inc. (a)	1,075
70	Myogen, Inc. (a)	2,102
70	Myriad Genetics, Inc. (a) (c)	1,456
61	Nektar Therapeutics (a)	1,004
40	Panacos Pharmaceuticals, Inc. (a)	276
61	Renovis, Inc. (a) (c)	929
55	Seattle Genetics, Inc. (a) (c)	259
45	Telik, Inc. (a) (c)	768
29	United Therapeutics Corp. (a) (c)	2,004
66	Vertex Pharmaceuticals, Inc. (a) (c)	1,823
46	Viropharma, Inc. (a)	848
		26,598
	Building Products — 1.9%
31	ElkCorp (c)	1,050
18	Griffon Corp. (a) (c)	436
107	Jacuzzi Brands, Inc. (a) (c)	897
144	Lennox International, Inc. (c)	4,055
48	NCI Building Systems, Inc. (a) (c)	2,022
123	Universal Forest Products, Inc. (c)	6,790
		15,250

SEE NOTES TO FINANCIAL STATEMENTS.

JPMORGAN U.S. EQUITY MID/SMALL CAP FUNDS55

JPMorgan Small Cap Core Fund

SCHEDULE OF PORTFOLIO INVESTMENTS  AS OF DECEMBER 31, 2005

(Amounts in thousands)

(CONTINUED)

SHARES	SECURITY DESCRIPTION	VALUE
Long-Term Investments — continued
	Capital Markets — 0.4%
112	Knight Capital Group, Inc. Class A (a)	$1,106
23	National Financial Partners Corp.	1,193
35	Waddell & Reed Financial, Inc.	728
		3,027
	Chemicals — 1.3%
77	FMC Corp. (a)	4,110
26	Georgia Gulf Corp.	788
10	H.B. Fuller Co.	305
27	Headwaters, Inc. (a) (c)	943
84	Hercules, Inc. (a)	949
28	Kronos Worlwide, Inc. (c)	798
29	NewMarket Corp. (a)	700
130	PolyOne Corp. (a)	834
39	Terra Industries, Inc. (a) (c)	218
104	W.R. Grace & Co. (a) (c)	979
54	Wellman, Inc. (c)	365
		10,989
	Commercial Banks — 6.1%
33	Amcore Financial, Inc. (c)	997
7	AmericanWest Bancorp (a) (c)	154
15	Ameris Bancorp (c)	290
7	Associated Banc-Corp.	219
4	BancFirst Corp.	340
77	Bank of the Ozarks, Inc. (c)	2,845
10	Capital Corp. of the West (c)	332
2	Capital Crossing Bank (a) (c)	73
26	Capitol Bancorp Ltd. (c)	958
16	Cardinal Financial Corp. (c)	177
14	Center Financial Corp. (c)	342
38	Central Pacific Financial Corp. (c)	1,351
16	Chemical Financial Corp. (c)	514
23	City Holding Co.	827
23	Columbia Banking System, Inc.	645
78	Community Bank System, Inc. (c)	1,748
17	Community Trust Bancorp, Inc. (c)	516
3	Enterprise Financial Services Corp. (c)	77
92	EuroBancshares, Inc. (a)	1,302
115	First Bancorp (c)	1,432
2	First Regional Bancorp (a) (c)	122
25	First Republic Bank	925

SHARES	SECURITY DESCRIPTION	VALUE
	Commercial Banks — Continued
73	First State Bancorp, Inc. (c)	$1,761
3	FNB Corp. (c)	86
21	Glacier Bancorp, Inc. (c)	633
66	Gold Banc Corp., Inc.	1,203
39	Greater Bay Bancorp (c)	1,009
53	Hanmi Financial Corp.	945
68	IBERIABANK Corp. (c)	3,469
52	Independent Bank Corp.	1,427
93	Irwin Financial Corp. (c)	1,998
6	Macatawa Bank Corp. (c)	231
15	MB Financial, Inc.	517
25	Mercantile Bank Corp. (c)	968
24	Nara Bancorp, Inc. (c)	423
40	Oriental Financial Group (c)	497
34	Pacific Capital Bancorp (c)	1,192
12	Peoples Bancorp, Inc. (c)	342
6	Premierwest Bancorp (c)	78
85	PrivateBancorp, Inc. (c)	3,023
79	Republic Bancorp, Inc. (c)	940
5	Republic Bancorp, Inc., Class A (c)	111
7	Santander Bancorp (c)	163
3	Sierra Bancorp (c)	75
12	Simmons First National Corp., Class A	319
9	Southwest Bancorp, Inc. (c)	170
16	Sterling Bancorp (c)	307
113	Sterling Bancshares, Inc. (c)	1,746
110	Summit Bancshares, Inc. (c)	1,969
11	Sun Bancorp, Inc. (a) (c)	212
6	Taylor Capital Group, Inc.	226
13	TD Banknorth, Inc.	386
12	TriCo Bancshares	274
20	Umpqua Holdings Corp.	568
61	West Coast Bancorp (c)	1,611
59	Westamerica Bancorporation (c)	3,115
5	Western Sierra Bancorp (a)	196
33	Wilshire Bancorp, Inc. (c)	564
15	Wintrust Financial Corp. (c)	818
		49,758
	Commercial Services & Supplies — 2.8%
113	Angelica Corp. (c)	1,861
13	Banta Corp.	622

SEE NOTES TO FINANCIAL STATEMENTS.

JPMORGAN U.S. EQUITY MID/SMALL CAP FUNDS56

ANNUAL REPORT DECEMBER 31

2005

SCHEDULE OF PORTFOLIO INVESTMENTS  AS OF DECEMBER 31, 2005

(Amounts in thousands)

(CONTINUED)

SHARES	SECURITY DESCRIPTION	VALUE
Long-Term Investments — continued
	Commercial Services & Supplies — Continued
6	Clean Harbors, Inc.	$158
19	Coinstar, Inc. (a)	438
53	Corinthian Colleges, Inc. (a) (c)	620
5	CRA International, Inc. (a) (c)	258
27	DiamondCluster International, Inc. (a)	211
35	Duratek, Inc. (a) (c)	527
20	Escala Group, Inc. (c)	404
33	Geo Group, Inc. (The) (a)	745
7	Gevity HR, Inc.	175
39	Heidrick & Struggles International, Inc. (a)	1,247
33	Hudson Highland Group, Inc. (a) (c)	566
287	IKON Office Solutions, Inc.	2,988
27	Interpool, Inc. (c)	512
36	John H. Harland Co.	1,346
24	Kforce, Inc. (a) (c)	264
18	Korn/Ferry International (a) (c)	327
72	Labor Ready, Inc. (a) (c)	1,501
56	Navigant Consulting, Inc. (a) (c)	1,220
19	Pre-Paid Legal Services, Inc. (c)	741
30	SOURCECORP, Inc. (a)	710
45	Spherion Corp. (a) (c)	451
111	TeleTech Holdings, Inc. (a) (c)	1,333
23	Tetra Tech, Inc. (a) (c)	354
46	United Rentals, Inc. (a) (c)	1,069
28	United Stationers, Inc. (a)	1,348
6	Vertrue, Inc. (a)	198
14	Waste Connections, Inc. (a) (c)	486
		22,680
	Communications Equipment — 2.7%
143	3Com Corp. (a)	513
36	Ariba, Inc. (a) (c)	261
106	Arris Group, Inc. (a)	1,008
15	Audiovox Corp. (a)	211
47	Avocent Corp. (a)	1,272
18	Bel Fuse, Inc., Class B (c)	585
31	Black Box Corp.	1,483
31	C-COR, Inc. (a) (c)	153
260	CIENA Corp.(a) (c)	772
58	CommScope, Inc. (a)	1,171
13	Comtech Telecommunications Corp. (a)	409
21	Ditech Communications Corp. (a) (c)	179

SHARES	SECURITY DESCRIPTION	VALUE
	Communications Equipment — Continued
24	Echelon Corp. (a) (c)	$190
73	Extreme Networks, Inc. (a)	347
30	Finisar Corp. (a) (c)	61
64	Foundry Networks, Inc. (a) (c)	878
61	Glenayre Technologies, Inc. (a)	197
42	Harmonic, Inc. (a) (c)	206
110	Inter-Tel, Inc. (c)	2,143
10	Interdigital Communications Corp. (a)	178
79	MRV Communications, Inc. (a) (c)	163
34	Netgear, Inc. (a) (c)	653
89	Plantronics, Inc. (c)	2,510
15	Polycom, Inc. (a)	234
111	Powerwave Technologies, Inc. (a) (c)	1,389
28	Redback Networks, Inc. (a) (c)	391
43	SafeNet, Inc. (a) (c)	1,372
31	Sonus Networks, Inc. (a) (c)	114
116	Symmetricom, Inc. (a) (c)	978
50	Tekelec (a) (c)	698
48	Terayon Communication Systems, Inc. (a)	110
68	Utstarcom, Inc. (a) (c)	544
72	Westell Technologies, Inc., Class A (a)	325
		21,698
	Computers & Peripherals — 1.7%
79	Adaptec, Inc. (a) (c)	459
35	Advanced Digital Information Corp. (a)	346
221	Brocade Communications Systems, Inc. (a)	900
26	Dot Hill Systems Corp. (a) (c)	182
12	Electronics for Imaging, Inc. (a) (c)	327
83	Gateway, Inc. (a) (c)	208
59	Hutchinson Technology, Inc. (a) (c)	1,664
25	Hypercom Corp. (a)	162
51	Imation Corp.	2,363
36	Intergraph Corp. (a)	1,773
57	Komag, Inc. (a) (c)	1,982
180	Maxtor Corp. (a) (c)	1,248
18	Palm, Inc. (a) (c)	560
109	Quantum Corp. (a) (c)	332
7	Stratasys, Inc. (a) (c)	173
24	Synaptics, Inc. (a) (c)	598
17	UNOVA, Inc. (a) (c)	585
		13,862

SEE NOTES TO FINANCIAL STATEMENTS.

JPMORGAN U.S. EQUITY MID/SMALL CAP FUNDS57

JPMorgan Small Cap Core Fund

SCHEDULE OF PORTFOLIO INVESTMENTS  AS OF DECEMBER 31, 2005

(Amounts in thousands)

(CONTINUED)

SHARES	SECURITY DESCRIPTION	VALUE
Long-Term Investments — continued
	Construction & Engineering — 0.4%
18	Mastec, Inc. (a) (c)	$185
38	Quanta Services, Inc. (a) (c)	506
20	URS Corp. (a)	749
29	Washington Group International, Inc.	1,552
		2,992
	Construction Materials — 0.4%
15	Ameron International Corp.	679
23	Eagle Materials, Inc. (c)	2,753
		3,432
	Consumer Finance — 1.3%
15	ACE Cash Express, Inc. (a) (c)	341
26	Advanta Corp., Class B (c)	853
20	Asta Funding, Inc. (c)	552
197	Cash America International, Inc.	4,562
50	CompuCredit Corp. (a)	1,939
14	First Cash Financial Services, Inc. (a)	408
12	United PanAm Financial Corp. (a)	316
55	World Acceptance Corp. (a) (c)	1,553
		10,524
	Containers & Packaging — 0.4%
23	Greif, Inc., Class A	1,491
49	Silgan Holdings, Inc.	1,785
		3,276
	Distributors — 0.2%
38	WESCO International, Inc. (a) (c)	1,607
	Diversified Financial Services — 0.6%
7	Encore Capital Group, Inc. (a) (c)	128
15	eSpeed, Inc., Class A (a) (c)	113
81	GATX Corp.	2,908
51	Nasdaq Stock Market, Inc. (a)	1,791
		4,940
	Diversified Telecommunication Services — 1.2%
40	Broadwing Corp. (a) (c)	242
468	Cincinnati Bell, Inc. (a)	1,642
63	CT Communications, Inc.	760
27	Golden Telecom, Inc. (Russia)	704

SHARES	SECURITY DESCRIPTION	VALUE
	Diversified Telecommunication Services — Continued
371	Level 3 Communications, Inc. (a) (c)	$1,066
454	Premiere Global Services, Inc. (a) (c)	3,687
30	Talk America Holdings, Inc. (a)	261
137	Time Warner Telecom, Inc., Class A (a) (c)	1,350
		9,712
	Electric Utilities — 0.8%
24	Black Hills Corp.	838
114	El Paso Electric Co. (a)	2,388
18	Idacorp, Inc. (c)	524
5	MGE Energy, Inc. (c)	163
5	UIL Holdings Corp. (c)	248
74	Unisource Energy Corp.	2,321
		6,482
	Electrical Equipment — 0.2%
10	Encore Wire Corp. (a) (c)	219
46	Evergreen Solar, Inc. (a) (c)	486
58	General Cable Corp. (a) (c)	1,133
23	Power-One, Inc. (a) (c)	136
30	Valence Technology, Inc. (a) (c)	47
		2,021
	Electronic Equipment & Instruments — 2.2%
60	Aeroflex, Inc. (a) (c)	640
84	Agilysis, Inc.	1,525
85	Anixter International, Inc. (c)	3,306
59	Bell Microproducts, Inc. (a) (c)	449
53	Benchmark Electronics, Inc. (a) (c)	1,769
40	Brightpoint, Inc. (a) (c)	1,106
29	Checkpoint Systems, Inc. (a)	710
59	CTS Corp. (c)	647
13	Electro Scientific Industries, Inc. (a) (c)	309
7	Faro Technologies, Inc. (a) (c)	134
81	Global Imaging Systems, Inc (a) (c)	2,815
36	Itron, Inc. (a)	1,438
25	Lexar Media, Inc. (a) (c)	208
13	MTS Systems Corp.	450
28	Radisys Corp. (a) (c)	477
11	Rofin-Sinar Technologies, Inc. (a)	456

SEE NOTES TO FINANCIAL STATEMENTS.

JPMORGAN U.S. EQUITY MID/SMALL CAP FUNDS58

ANNUAL REPORT DECEMBER 31

2005

SCHEDULE OF PORTFOLIO INVESTMENTS  AS OF DECEMBER 31, 2005

(Amounts in thousands)

(CONTINUED)

SHARES	SECURITY DESCRIPTION	VALUE
Long-Term Investments — continued
	Electronic Equipment & Instruments — Continued
53	Sypris Solutions, Inc. (c)	$529
88	TTM Technologies, Inc. (a) (c)	830
		17,798
	Energy Equipment & Services — 2.8%
199	Grey Wolf, Inc. (a)	1,538
15	Gulf Island Fabrication, Inc.	372
46	Hanover Compressor Co. (a) (c)	642
22	Hydril (a)	1,352
140	Key Energy Services, Inc. (a) (c)	1,887
44	Lone Star Technologies, Inc. (a)	2,273
9	Lufkin Industries, Inc.	454
23	NS Group, Inc. (a)	962
68	Oceaneering International, Inc. (a) (c)	3,365
30	Offshore Logistics, Inc. (a)	876
29	Oil States International, Inc. (a) (c)	916
125	Parker Drilling Co. (a) (c)	1,348
144	Todco, Class A (a)	5,481
44	Veritas DGC, Inc. (a)	1,572
		23,038
	Food & Staples Retailing — 0.6%
31	Great Atlantic & Pacific Tea Co., Inc. (a) (c)	975
13	Nash Finch Co. (c)	334
65	Pantry, Inc. (The) (a)	3,054
32	Pathmark Stores, Inc. (a)	320
		4,683
	Food Products — 0.9%
99	Chiquita Brands International, Inc.	1,983
76	Corn Products International, Inc. (c)	1,818
20	Flowers Foods, Inc. (c)	542
14	J & J Snack Foods Corp. (c)	808
74	Sanderson Farms, Inc. (c)	2,259
		7,410
	Gas Utilities — 1.0%
41	New Jersey Resources Corp.	1,705
41	Nicor, Inc. (c)	1,623
30	Northwest Natural Gas Co. (c)	1,039
35	South Jersey Industries, Inc.	1,014

SHARES	SECURITY DESCRIPTION	VALUE
	Gas Utilities — Continued
68	Southwest Gas Corp.	$1,785
46	WGL Holdings, Inc. (c)	1,377
		8,543
	Health Care Equipment & Supplies — 2.7%
46	Align Technology, Inc. (a) (c)	300
3	Analogic Corp.	158
32	Animas Corp. (a)	773
22	Arrow International, Inc.	626
38	Arthrocare Corp. (a) (c)	1,593
5	Bio-Rad Laboratories, Inc., Class A (a)	353
23	Biosite, Inc. (a) (c)	1,267
58	Conmed Corp. (a)	1,379
31	Diagnostic Products Corp. (c)	1,500
176	Encore Medical Corp. (a) (c)	869
13	EPIX Pharmaceuticals, Inc. (a) (c)	54
15	Immucor, Inc. (a)	359
31	Integra LifeSciences Holdings Corp. (a) (c)	1,089
6	Intuitive Surgical, Inc. (a) (c)	669
16	Inverness Medical Innovations, Inc. (a) (c)	372
21	Kyphon, Inc. (a) (c)	841
38	Mentor Corp. (c)	1,742
58	Neurometrix, Inc. (a) (c)	1,569
14	Palomar Medical Technologies, Inc. (a) (c)	487
41	PolyMedica Corp. (c)	1,382
114	Steris Corp.	2,842
53	SurModics, Inc. (a) (c)	1,949
		22,173
	Health Care Providers & Services — 3.9%
40	Alderwoods Group, Inc. (a)	633
141	Alliance Imaging, Inc. (a) (c)	841
20	America Service Group, Inc. (a) (c)	316
77	Andrx Corp. (a)	1,271
51	Apria Healthcare Group, Inc. (a)	1,234
74	Centene Corp. (a) (c)	1,935
59	Computer Programs & Systems, Inc. (c)	2,449
10	Dendrite International, Inc. (a)	141
25	Genesis HealthCare Corp. (a) (c)	924

SEE NOTES TO FINANCIAL STATEMENTS.

JPMORGAN U.S. EQUITY MID/SMALL CAP FUNDS59

JPMorgan Small Cap Core Fund

SCHEDULE OF PORTFOLIO INVESTMENTS  AS OF DECEMBER 31, 2005

(Amounts in thousands)

(CONTINUED)

SHARES	SECURITY DESCRIPTION	VALUE
Long-Term Investments — continued
	Health Care Providers & Services — Continued
67	Kindred Healthcare, Inc. (a) (c)	$1,721
41	LCA Vision, Inc. (c)	1,934
80	Owens & Minor, Inc.	2,197
51	Pediatrix Medical Group, Inc. (a)	4,553
101	Per-Se Technologies, Inc. (a) (c)	2,362
131	PSS World Medical, Inc. (a) (c)	1,941
46	Res-Care, Inc. (a)	794
38	Symbion, Inc. (a) (c)	865
74	Trizetto Group (a)	1,250
89	United Surgical Partners International, Inc. (a) (c)	2,868
70	Ventiv Health, Inc. (a)	1,653
		31,882
	Hotels, Restaurants & Leisure — 1.6%
76	Ameristar Casinos, Inc. (c)	1,725
98	CKE Restaurants, Inc. (c)	1,327
54	Domino's Pizza, Inc.	1,309
32	Jack in the Box, Inc. (a) (c)	1,100
133	Landry's Restaurants, Inc. (c)	3,550
49	Multimedia Games, Inc. (a) (c)	456
22	O'Charley's, Inc. (a)	335
25	Rare Hospitality International, Inc. (a) (c)	769
94	Ruby Tuesday, Inc. (c)	2,439
25	Ryan's Restaurant Group, Inc. (a) (c)	298
		13,308
	Household Durables — 1.2%
1	CSS Industries, Inc. (c)	25
38	Jarden Corp. (a) (c)	1,140
51	Levitt Corp., Class A	1,167
34	Stanley Furniture Co., Inc.	779
109	Technical Olympic USA, Inc. (c)	2,302
109	Tupperware Corp. (c)	2,439
60	WCI Communities, Inc. (a) (c)	1,608
		9,460
	Industrial Conglomerates — 0.4%
61	Walter Industries, Inc. (c)	3,033

SHARES	SECURITY DESCRIPTION	VALUE
	Insurance — 2.9%
16	American Physicians Capital, Inc. (a) (c)	$723
36	Argonaut Group, Inc. (a)	1,193
133	Delphi Financial Group, Inc.	6,115
34	Direct General Corp. (c)	575
31	LandAmerica Financial Group, Inc. (c)	1,928
19	Midland Co. (The)	688
2	Navigators Group, Inc. (a)	96
218	PMA Capital Corp., Class A (a) (c)	1,994
17	Safety Insurance Group, Inc.	694
30	Selective Insurance Group (c)	1,572
33	Stewart Information Services Corp. (c)	1,611
14	United Fire & Casualty Co. (c)	550
120	Zenith National Insurance Corp.	5,541
		23,280
	Internet & Catalog Retail — 0.3%
21	GSI Commerce, Inc. (a) (c)	311
44	Insight Enterprises, Inc. (a)	863
33	Netflix, Inc. (a) (c)	885
12	Nutri/System, Inc. (a) (c)	428
		2,487
	Internet Software & Services — 2.4%
2	aQuantive, Inc. (a) (c)	48
60	AsiaInfo Holdings, Inc. (a) (c)	238
20	Blue Coat Systems, Inc. (a) (c)	910
9	Click Commerce, Inc. (a) (c)	183
339	CMGI, Inc. (a) (c)	514
123	CNET Networks, Inc. (a) (c)	1,807
25	Digital Insight Corp. (a)	810
29	Digital River, Inc. (a) (c)	850
109	Digitas, Inc. (a)	1,370
201	EarthLink, Inc. (a)	2,227
17	Equinix, Inc. (a) (c)	697
49	Infospace, Inc. (a) (c)	1,275
49	Internet Security Systems (a)	1,031
6	Interwoven, Inc. (a) (c)	48
37	Ipass, Inc. (a) (c)	239
31	j2 Global Communications, Inc. (a) (c)	1,321
38	Openwave Systems, Inc. (a) (c)	659
40	RealNetworks, Inc. (a)	308

SEE NOTES TO FINANCIAL STATEMENTS.

JPMORGAN U.S. EQUITY MID/SMALL CAP FUNDS60

ANNUAL REPORT DECEMBER 31

2005

SCHEDULE OF PORTFOLIO INVESTMENTS  AS OF DECEMBER 31, 2005

(Amounts in thousands)

(CONTINUED)

SHARES	SECURITY DESCRIPTION	VALUE
Long-Term Investments — continued
	Internet Software & Services — Continued
63	SupportSoft, Inc. (a) (c)	$267
75	United Online, Inc.	1,064
67	ValueClick, Inc. (a) (c)	1,219
44	WebEx Communications, Inc. (a) (c)	941
22	webMethods, Inc. (a)	169
17	Websense, Inc. (a) (c)	1,109
		19,304
	Investment Companies — 0.2%
103	Technology Investment Capital Corp.	1,561
	IT Services — 1.7%
106	Acxiom Corp.	2,447
445	BearingPoint, Inc. (a)	3,494
122	Ciber, Inc. (a) (c)	803
26	Covansys Corp. (a)	350
37	CSG Systems International, Inc. (a)	828
39	Euronet Worldwide, Inc. (a) (c)	1,093
41	Gartner, Inc., Class A (a) (c)	530
29	Lionbridge Technologies (a) (c)	203
48	Mantech International Corp., Class A (a)	1,348
83	Perot Systems Corp., Class A (a)	1,176
30	Startek, Inc. (c)	533
77	Sykes Enterprises, Inc. (a)	1,028
30	Tyler Technologies, Inc. (a) (c)	259
		14,092
	Leisure Equipment & Products — 0.6%
51	JAKKS Pacific, Inc. (a) (c)	1,074
45	K2, Inc. (a) (c)	456
33	MarineMax, Inc. (a) (c)	1,026
57	RC2 Corp. (a) (c)	2,007
28	Steinway Musical Instruments, Inc. (a) (c)	709
		5,272
	Machinery — 3.7%
66	AGCO Corp. (a) (c)	1,092
48	Astec Industries, Inc. (a)	1,564
58	Barnes Group, Inc. (c)	1,904
50	Briggs & Stratton Corp. (c)	1,951
31	Cascade Corp. (c)	1,431

SHARES	SECURITY DESCRIPTION	VALUE
	Machinery — Continued
71	Crane Co.	$2,497
17	ESCO Technologies, Inc. (a)	739
50	Flowserve Corp. (a)	1,982
31	Greenbrier Cos., Inc. (c)	872
13	Intevac, Inc.	168
54	JLG Industries, Inc.	2,484
57	Lincoln Electric Holdings, Inc.	2,257
50	Manitowoc Co., Inc.	2,486
7	Middleby Corp. (a) (c)	631
26	NACCO Industries, Inc., Class A	2,999
40	Reliance Steel & Aluminum Co. (c)	2,439
8	Sun Hydraulics, Inc. (c)	151
11	Tecumseh Products Co., Class A (c)	247
25	Valmont Industries, Inc. (c)	846
38	Wabash National Corp. (c)	724
32	Watts Water Technologies, Inc., Class A (c)	963
		30,427
	Marine — 0.1%
16	Kirby Corp. (a)	814
	Media — 1.9%
15	Advo, Inc.	411
31	Arbitron, Inc. (c)	1,174
27	Catalina Marketing Corp. (c)	679
540	Charter Communications, Inc., Class A (a) (c)	659
33	Gray Television, Inc.	325
146	Lodgenet Entertainment Corp. (a) (c)	2,031
29	Media General, Inc., Class A	1,450
197	Mediacom Communications Corp., Class A (a) (c)	1,082
54	Playboy Enterprises, Inc., Class B (a) (c)	746
49	ProQuest Co. (a) (c)	1,356
184	Radio One, Inc., Class D (a) (c)	1,900
20	Saga Communications, Inc., Class A (a)	213
42	Scholastic Corp. (a) (c)	1,203
53	Sinclair Broadcast Group, Inc., Class A	487
30	Valassis Communications, Inc. (a)	878
70	World Wrestling Entertainment, Inc.	1,025
		15,619

SEE NOTES TO FINANCIAL STATEMENTS.

JPMORGAN U.S. EQUITY MID/SMALL CAP FUNDS61

JPMorgan Small Cap Core Fund

SCHEDULE OF PORTFOLIO INVESTMENTS  AS OF DECEMBER 31, 2005

(Amounts in thousands)

(CONTINUED)

SHARES	SECURITY DESCRIPTION	VALUE
Long-Term Investments — continued
	Metals & Mining — 2.1%
18	Chaparral Steel Co. (a)	$532
17	Cleveland-Cliffs, Inc.	1,532
159	Commercial Metals Co.	5,965
13	Metal Management, Inc.	291
30	NN, Inc.	316
23	Oregon Steel Mills, Inc. (a) (c)	683
84	Quanex Corp. (c)	4,220
62	Ryerson Tull, Inc. (c)	1,498
57	Steel Dynamics, Inc. (c)	2,031
		17,068
	Multi-Utilities — 0.5%
47	Avista Corp. (c)	825
39	NorthWestern Corp.	1,212
177	Sierra Pacific Resources (a)	2,312
		4,349
	Oil, Gas & Consumable Fuels — 3.0%
31	ATP Oil & Gas Corp. (a) (c)	1,129
17	Callon Petroleum Co. (a) (c)	302
41	Cimarex Energy Co. (a)	1,763
16	Clayton Williams Energy, Inc. (a)	672
23	Comstock Resources, Inc. (a) (c)	702
38	Energy Partners Ltd. (a)	817
38	Frontier Oil Corp.	1,419
18	Giant Industries, Inc. (a) (c)	940
25	Gulfmark Offshore, Inc. (a)	743
20	Holly Corp.	1,172
145	Houston Exploration Co. (a)	7,645
33	KCS Energy, Inc. (a)	792
14	Penn Virginia Corp. (c)	809
16	Remington Oil & Gas Corp. (a)	591
53	St. Mary Land & Exploration Co. (c)	1,958
35	Stone Energy Corp. (a) (c)	1,571
31	Swift Energy Co. (a) (c)	1,384
14	World Fuel Services Corp.	486
		24,895
	Personal Products — 0.1%
8	Parlux Fragrances, Inc. (a) (c)	238
69	Playtex Products, Inc. (a)	937
		1,175

SHARES	SECURITY DESCRIPTION	VALUE
	Pharmaceuticals — 1.6%
179	Adolor Corp. (a) (c)	$2,611
34	Alpharma, Inc., Class A	955
99	AtheroGenics, Inc. (a) (c)	1,971
583	AVANIR Pharmaceuticals, Class A (a) (c)	2,005
18	Bentley Pharmaceuticals, Inc. (a) (c)	297
239	Cypress Bioscience, Inc. (a) (c)	1,382
60	Durect, Corp. (a)	306
43	Medicis Pharmaceutical Corp., Class A (c)	1,365
8	Par Pharmaceutical Cos, Inc. (a) (c)	263
13	Salix Pharmaceuticals Ltd. (a)	230
59	Theravance, Inc. (a)	1,327
		12,712
	Real Estate — 7.4%
101	American Home Mortgage Investment Corp. REIT (c)	3,283
103	Anthracite Capital, Inc., REIT (c)	1,082
78	Ashford Hospitality Trust, Inc.	817
28	Bluegreen Corp. (a) (c)	446
18	Boykin Lodging Co. REIT (a) (c)	214
21	Brandywine Realty Trust REIT	575
43	Entertainment Properties Trust REIT	1,752
93	Equity Inns, Inc. REIT	1,263
66	FelCor Lodging Trust, Inc. REIT	1,131
30	First Potomac Realty Trust REIT (m)	785
46	Glimcher Realty Trust REIT (c)	1,114
42	Impac Mortgage Holdings, Inc. REIT (c)	393
203	Innkeepers USA Trust REIT	3,251
34	Jones Lang LaSalle, Inc.	1,702
115	Kilroy Realty Corp. REIT (c)	7,119
24	LaSalle Hotel Properties REIT (c)	892
151	Lexington Corporate Properties Trust REIT	3,208
123	LTC Properties, Inc. REIT (c)	2,580
219	Meristar Hospitality Corp. REIT (a) (c)	2,054
95	MFA Mortgage Investments, Inc. REIT	539
135	Mid-America Apartment Communities, Inc. REIT	6,528
14	National Health Investors, Inc. REIT (c)	374
34	Novastar Financial, Inc. REIT (c)	947

SEE NOTES TO FINANCIAL STATEMENTS.

JPMORGAN U.S. EQUITY MID/SMALL CAP FUNDS62

ANNUAL REPORT DECEMBER 31

2005

SCHEDULE OF PORTFOLIO INVESTMENTS  AS OF DECEMBER 31, 2005

(Amounts in thousands)

(CONTINUED)

SHARES	SECURITY DESCRIPTION	VALUE
Long-Term Investments — continued
	Real Estate — Continued
91	Pennsylvania Real Estate Investment Trust REIT (c)	$3,411
107	Post Properties, Inc. REIT	4,259
129	RAIT Investment Trust REIT (c)	3,346
62	Saul Centers, Inc. REIT	2,235
151	Sunstone Hotel Investors, Inc. REIT	4,020
34	Taubman Centers, Inc. REIT (c)	1,195
		60,515
	Road & Rail — 1.8%
17	Amerco, Inc. (a) (c)	1,211
25	Arkansas Best Corp. (c)	1,096
61	Dollar Thrifty Automotive Group, Inc. (a) (c)	2,197
8	Frozen Food Express Industries (a)	86
77	Genesee & Wyoming, Inc., Class A (a) (c)	2,895
10	Marten Transport Ltd. (a) (c)	183
24	Old Dominion Freight Line (a) (c)	639
80	RailAmerica, Inc. (a) (c)	883
100	SCS Transportation, Inc. (a)	2,131
62	Sirva, Inc. (a)	498
53	U.S. Xpress Enterprises, Inc., Class A (a)	914
10	USA Truck, Inc. (a) (c)	288
80	Werner Enterprises, Inc. (c)	1,566
		14,587
	Semiconductors & Semiconductor Equipment — 4.8%
24	Actel Corp. (a) (c)	307
32	ADE Corp. (a) (c) (m) (c)	763
66	Advanced Energy Industries, Inc. (a) (c)	781
99	AMIS Holdings, Inc. (a)	1,054
154	Amkor Technology, Inc. (a) (c)	861
106	Applied Micro Circuits Corp. (a)	273
71	Asyst Technologies, Inc. (a) (c)	407
299	Atmel Corp. (a)	923
18	ATMI, Inc. (a) (c)	492
40	August Technology Corp. (a)	439
66	Axcelis Technologies, Inc. (a) (c)	313
19	Brooks Automation, Inc. (a) (c)	236

SHARES	SECURITY DESCRIPTION	VALUE
	Semiconductors & Semiconductor Equipment — Continued
37	Cabot Microelectronics Corp. (a) (c)	$1,079
107	Cirrus Logic, Inc. (a) (c)	715
38	Cohu, Inc.	878
345	Conexant Systems, Inc. (a)	780
54	Credence Systems Corp. (a) (c)	372
42	Cymer, Inc. (a)	1,474
83	Cypress Semiconductor Corp. (a) (c)	1,176
34	Diodes, Inc. (a) (c)	1,048
23	DSP Group, Inc. (a) (c)	576
74	Entegris, Inc. (a)	701
21	Exar Corp. (a)	257
37	Fairchild Semiconductor International, Inc. (a)	627
17	Genesis Microchip, Inc. (a) (c)	304
45	Integrated Device Technology, Inc. (a)	595
27	Integrated Silicon Solutions, Inc. (a) (c)	171
61	IXYS Corp. (a)	707
24	Kopin Corp. (a) (c)	127
72	Kulicke & Soffa Industries, Inc. (a) (c)	639
48	Lattice Semiconductor Corp. (a)	205
56	LTX Corp. (a)	251
62	Mattson Technology, Inc. (a) (c)	627
84	Micrel, Inc. (a)	977
62	Microsemi Corp. (a) (c)	1,720
77	MIPS Technologies, Inc. (a) (c)	438
18	MKS Instruments, Inc. (a)	329
68	Omnivision Technologies, Inc. (a) (c)	1,351
319	ON Semiconductor Corp. (a) (c)	1,765
69	Photronics, Inc. (a) (c)	1,044
35	Pixelworks, Inc. (a)	176
95	PMC-Sierra, Inc. (a)	736
18	Power Integrations, Inc. (a) (c)	419
54	Rambus, Inc. (a) (c)	879
180	RF Micro Devices, Inc. (a) (c)	972
10	Semitool, Inc. (a) (c)	110
45	Semtech Corp. (a)	829
41	Sigmatel, Inc. (a) (c)	542
87	Silicon Image, Inc. (a)	786
38	Silicon Laboratories, Inc. (a)	1,400
63	Silicon Storage Technology, Inc. (a) (c)	318
124	Skyworks Solutions, Inc. (a) (c)	632

SEE NOTES TO FINANCIAL STATEMENTS.

JPMORGAN U.S. EQUITY MID/SMALL CAP FUNDS63

JPMorgan Small Cap Core Fund

SCHEDULE OF PORTFOLIO INVESTMENTS  AS OF DECEMBER 31, 2005

(Amounts in thousands)

(CONTINUED)

SHARES	SECURITY DESCRIPTION	VALUE
Long-Term Investments — continued
	Semiconductors & Semiconductor Equipment — Continued
18	Standard Microsystems Corp. (a) (c)	$508
12	Supertex, Inc. (a) (c)	544
29	Tessera Technologies, Inc. (a)	742
9	Ultratech, Inc. (a) (c)	140
23	Varian Semiconductor Equipment Associates, Inc. (a)	988
170	Vitesse Semiconductor Corp. (a) (c)	327
26	Zoran Corp. (a)	423
		39,253
	Software — 2.5%
7	Ansoft Corp. (a)	232
22	Ansys, Inc. (a) (c)	952
52	Aspen Technology, Inc. (a) (c)	406
36	Borland Software Corp. (a)	234
31	Epicor Software Corp. (a)	437
26	EPIQ Systems, Inc. (a) (c)	478
24	Factset Research Systems, Inc. (c)	973
15	Filenet Corp. (a) (c)	396
44	Informatica Corp. (a) (c)	526
7	Intervideo, Inc. (a)	71
13	InterVoice, Inc. (a) (c)	100
33	JDA Software Group, Inc. (a)	563
12	Kronos, Inc. (a) (c)	502
16	Macrovision Corp. (a)	264
37	Magma Design Automation, Inc. (a) (c)	309
29	Manhattan Associates, Inc. (a)	592
30	Mapinfo Corp. (a) (c)	381
56	Mentor Graphics Corp. (a)	577
19	MicroStrategy, Inc. (a) (c)	1,589
17	MRO Software, Inc. (a)	243
273	Parametric Technology Corp. (a)	1,663
7	Pegasystems, Inc. (a) (c)	52
66	Phoenix Technologies Ltd. (a) (c)	412
89	Progress Software Corp. (a)	2,531
7	Quality Systems, Inc. (a) (c)	522
23	Quest Software, Inc. (a)	328
133	Secure Computing Corp. (a)	1,631
6	SPSS, Inc. (a)	173
17	Talx Corp. (c)	793
38	TIBCO Software, Inc. (a)	285

SHARES	SECURITY DESCRIPTION	VALUE
	Software — Continued
11	TradeStation Group, Inc. (a) (c)	$140
46	Transaction Systems Architechs, Inc. (a)	1,313
52	Wind River Systems, Inc. (a) (c)	768
		20,436
	Specialty Retail — 5.2%
326	Aaron Rents, Inc. (c)	6,874
95	Asbury Automotive Group, Inc. (a)	1,559
20	Big 5 Sporting Goods Corp.	427
21	Build-A-Bear Workshop, Inc. (a) (c)	614
15	Building Material Holding Corp. (c)	1,030
12	Burlington Coat Factory Warehouse Corp.	487
392	Charming Shoppes, Inc. (a) (c)	5,177
39	Children's Place Retail Stores, Inc. (The) (a)	1,942
73	Dress Barn, Inc. (a) (c)	2,834
8	GameStop Corp. (c)	253
44	Genesco, Inc. (a)	1,703
129	Guess?, Inc. (a)	4,578
35	HOT Topic, Inc. (a) (c)	492
49	Lithia Motors, Inc., Class A (c)	1,531
53	Movie Gallery, Inc. (c)	298
99	Pacific Sunwear of California, Inc. (a)	2,467
52	Petco Animal Supplies, Inc. (a) (c)	1,141
47	Select Comfort Corp. (a) (c)	1,286
20	Sonic Automotive, Inc.	450
13	Sports Authority, Inc. (The) (a) (c)	405
46	Stage Stores, Inc.	1,367
99	Stein Mart, Inc. (c)	1,793
89	Too, Inc. (a)	2,522
24	United Auto Group, Inc. (c)	928
		42,158
	Textiles, Apparel & Luxury Goods — 1.0%
18	Brown Shoe Co., Inc.	772
10	Deckers Outdoor Corp. (a) (c)	287
18	DHB Industries, Inc. (a)	82
70	K-Swiss, Inc., Class A	2,284
43	Kenneth Cole Productions, Inc., Class A	1,099
42	Movado Group, Inc. (c)	761

SEE NOTES TO FINANCIAL STATEMENTS.

JPMORGAN U.S. EQUITY MID/SMALL CAP FUNDS64

ANNUAL REPORT DECEMBER 31

2005

SCHEDULE OF PORTFOLIO INVESTMENTS  AS OF DECEMBER 31, 2005

(Amounts in thousands)

(CONTINUED)

SHARES	SECURITY DESCRIPTION	VALUE
Long-Term Investments — continued
	Textiles, Apparel & Luxury Goods — Continued
9	Oxford Industries, Inc. (c)	$470
21	Russell Corp. (c)	287
70	Skechers U.S.A., Inc., Class A (a)	1,065
36	Unifirst Corp.	1,132
		8,239
	Thrifts & Mortgage Finance — 3.1%
44	Accredited Home Lenders Holding Co. (a) (c)	2,196
161	BankAtlantic Bancorp, Inc., Class A (c)	2,257
19	Commercial Capital Bancorp, Inc. (c)	330
86	Corus Bankshares, Inc. (c)	4,851
21	Dime Community Bancshares (c)	300
6	Federal Agricultural Mortgage Corp., Class C (c)	168
77	First Niagara Financial Group, Inc. (c)	1,113
12	First Place Financial Corp. (c)	291
19	FirstFed Financial Corp. (a) (c)	1,030
47	Flagstar Bancorp, Inc. (c)	678
69	Fremont General Corp. (c)	1,591
29	Gibraltar Industries, Inc.	661
14	ITLA Capital Corp. (a) (c)	664
88	Partners Trust Financial Group, Inc. (c)	1,059
85	Provident New York Bancorp (c)	938
140	R&G Financial Corp., Class B (c)	1,847
57	Sterling Financial Corp.	1,424
261	W Holding Co., Inc.	2,150
29	WSFS Financial Corp. (c)	1,770
		25,318
	Tobacco — 0.4%
172	Alliance One International, Inc. (c)	670
64	Universal Corp.	2,766
		3,436
	Trading Companies & Distributors — 1.5%
271	Applied Industrial Technologies, Inc.	9,115
84	Hughes Supply, Inc.	2,994
16	Nuco2, Inc. (a) (c)	454
		12,563

SHARES	SECURITY DESCRIPTION	VALUE
	Wireless Telecommunication Services — 0.5%
79	Centennial Communications Corp. (a) (c)	$1,232
359	Dobson Communications Corp. (a)	2,691
24	InPhonic, Inc. (a) (c)	212
		4,135
	Total Common Stocks (Cost $719,079)	793,473
Short-Term Investments — 2.6%
	Investment Company — 2.4%
19,411	JPMorgan Prime Money Market Fund (b) (m)	19,411
PRINCIPAL AMOUNT
	U.S. Treasury Obligation — 0.2%
$1,250	U.S. Treasury Note, 2.88%, 11/30/06 (k)	1,233
	Total Short-Term Investments (Cost $20,644)	20,644
Investments of Cash Collateral for Securities Loaned — 24.2%
	Certificates of Cash Deposits — 3.3%
9,200	Credit Suisse First Boston LLC, FRN, 4.27%, 10/17/06	9,200
8,500	Royal Bank of Canada, FRN, 4.30, 11/13/06	8,500
9,000	Wells Fargo Bank San Francisco, 4.30%, 01/27/06	9,000
		26,700
	Commercial Paper — 1.8%
4,964	ASAP Funding Limited, 4.38%, 02/03/06	4,965
10,000	Morgan Stanley & Co., Inc., FRN, 4.33%, 04/17/06	10,000
		14,965

SEE NOTES TO FINANCIAL STATEMENTS.

JPMORGAN U.S. EQUITY MID/SMALL CAP FUNDS65

JPMorgan Small Cap Core Fund

SCHEDULE OF PORTFOLIO INVESTMENTS  AS OF DECEMBER 31, 2005

(Amounts in thousands)

(CONTINUED)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Short-Term Investment — continued
	Corporate Notes — 13.3%
$5,000	Alliance and Leister plc, FRN, 4.33%, 01/30/07	$5,000
9,500	Bank of America, FRN, 4.31%, 11/07/06	9,500
9,000	CDC Financial Products, Inc., FRN, 4.35%, 01/30/06	9,000
9,000	Citigroup Global Markets, Inc., FRN, 4.32%, 01/06/06	9,000
8,761	General Electric Capital Corp., FRN, 4.30%. 05/12/06	8,761
5,000	Goldman Sachs Group, Inc., FRN, 4.41%, 12/28/07	5,000
8,501	K2(USA) LLC, FRN, 4.35%. 02/15/06	8,501
7,500	Landsbanki Islands HF, FRN, 4.45%, 01/30/07	7,500
8,898	Liberty Lighthouse U.S. Capital, FRN, 4.34%, 10/24/06	8,898
9,698	Links Finance LLC, FRN, 4.37%, 10/15/07	9,698
8,898	Sigma Finance, Inc., FRN, 4.37%, 10/24/07	8,898
8,500	Ulster Bank Ltd., 4.33%, 01/31/06	8,500
10,000	Wachovia Bank N.A., FRN, 4.30%, 10/02/06	10,000
		108,256

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
	Repurchase Agreements — 5.8%
$12,685	Bank of America Securities LLC, 4.26%, dated 12/30/05, due 01/03/06, repurchase price $12,690, collateralized by U.S. Government Agency Mortgages.	$12,685
35,000	UBS Securities LLC, 4.26% dated 12/30/05, due 01/03/06, repurchase price $35,012, collateralized by U.S. Government Agency Mortgages.	35,000
		47,685
	Total Investments of Cash Collateral for Securities Loaned (Cost $197,606)	197,606
	Total Investments — 124.0% (Cost $937,329)	$1,011,723
	Liabilities in Excess of Other Assets — (24.0)%	(195,818)
	NET ASSETS — 100.0%	$815,905

Percentages indicated are based on net assets.

Futures Contracts

(Amounts in thousands, except for number of contracts)

NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	NOTIONAL VALUE AT 12/31/05 (USD)	UNREALIZED (DEPRECIATION) (USD)
62	Russell 2000 Index	March, 2006	$20,027	$(378)

SEE NOTES TO FINANCIAL STATEMENTS.

JPMORGAN U.S. EQUITY MID/SMALL CAP FUNDS66

JPMorgan Small Cap Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS  AS OF DECEMBER 31, 2005

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE
Long-Term Investments — 96.6%
	Common Stocks — 96.6%
	Aerospace & Defense — 1.9%
66	Alliant Techsystems, Inc. (a)	$5,024
117	Esterline Technologies Corp. (a) (c)	4,363
		9,387
	Automobiles — 0.6%
85	Winnebago Industries, Inc. (c)	2,815
	Biotechnology — 0.9%
66	ICOS Corp. (a) (c)	1,832
127	Viropharma, Inc. (a)	2,348
		4,180
	Chemicals — 5.7%
230	Airgas, Inc.	7,564
176	Albemarle Corp. (c)	6,730
120	Georgia Gulf Corp. (c)	3,653
211	Scotts Miracle-Gro Co. (The), Class A	9,546
		27,493
	Commercial Banks — 8.0%
89	Alabama National Bancorp (c)	5,731
51	Bank of the Ozarks, Inc. (c)	1,893
57	Boston Private Financial Holdings, Inc. (c)	1,731
98	East-West Bancorp, Inc. (c)	3,583
56	First Community Bancorp, Inc. (c)	3,028
120	Hancock Holding Co. (c)	4,534
35	MB Financial, Inc. (c)	1,225
151	SY Bancorp, Inc. (c)	3,771
285	United Bancshares, Inc. (c)	10,036
13	Western Alliance Bancorp (a)	400
51	Wintrust Financial Corp. (c)	2,789
		38,721
	Commercial Services & Supplies — 3.9%
468	Hudson Highland Group, Inc. (a) (c)	8,124
83	Morningstar, Inc (a)	2,858
220	Waste Connections, Inc. (a) (c)	7,565
		18,547
	Communications Equipment — 1.3%
137	Avocent Corp. (a)	3,736
126	Inter-Tel, Inc. (c)	2,472
		6,208

SHARES	SECURITY DESCRIPTION	VALUE
	Computers & Peripherals — 1.2%
121	Intergraph Corp. (a) (c)	$6,047
	Containers & Packaging — 2.2%
64	Aptar Group, Inc.	3,351
195	Silgan Holdings, Inc.	7,029
		10,380
	Distributors — 1.1%
241	Reddy Ice Holdings, Inc. (c)	5,250
	Diversified Financial Services — 0.5%
63	IntercontinentalExchange, Inc. (a)	2,305
	Diversified Telecommunication Services — 1.3%
190	Commonwealth Telephone Enterprises, Inc.	6,403
	Electric Utilities — 0.8%
69	ITC Holdings Corp. (c)	1,944
130	Pike Electric Corp.	2,112
		4,056
	Electrical Equipment — 1.4%
334	General Cable Corp. (a) (c)	6,584
	Electronic Equipment & Instruments — 1.8%
135	Anixter International, Inc. (c)	5,281
65	Scansource, Inc. (a) (c)	3,576
		8,857
	Energy Equipment & Services — 2.3%
98	FMC Technologies, Inc. (a) (c)	4,184
166	Universal Compression Holdings, Inc. (a) (c)	6,822
		11,006
	Gas Utilities — 1.0%
88	Atmos Energy Corp. (c)	2,305
58	New Jersey Resources Corp. (c)	2,429
		4,734

SEE NOTES TO FINANCIAL STATEMENTS.

JPMORGAN U.S. EQUITY MID/SMALL CAP FUNDS67

JPMorgan Small Cap Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS  AS OF DECEMBER 31, 2005

(Amounts in thousands)

(CONTINUED)

SHARES	SECURITY DESCRIPTION	VALUE
Long-Term Investments — continued
	Health Care Equipment & Supplies — 3.3%
93	Advanced Medical Optics, Inc. (a)	$3,904
49	Idexx Laboratories, Inc. (a)	3,491
66	Respironics, Inc. (a)	2,447
151	Sybron Dental Specialties, Inc. (a) (c)	6,015
		15,857
	Health Care Providers & Services — 5.8%
558	Alderwoods Group, Inc. (a)	8,855
144	Kindred Healthcare, Inc. (a) (c)	3,717
129	LifePoint Hospitals, Inc. (a)	4,849
388	PSS World Medical, Inc. (a) (c)	5,751
135	Sunrise Senior Living, Inc. (a) (c)	4,537
		27,709
	Hotels, Restaurants & Leisure — 4.7%
333	Applebees International, Inc.	7,525
80	Lone Star Steakhouse & Saloon, Inc. (c)	1,899
212	Orient-Express Hotels Ltd. (Bermuda)	6,673
107	Papa John's International, Inc. (a) (c)	6,364
		22,461
	Household Durables — 4.2%
290	Jarden Corp. (a) (c)	8,734
670	Williams Scotsman International, Inc. (a) (c)	11,598
		20,332
	Insurance — 4.3%
131	American Physicians Capital, Inc. (a) (c)	5,976
202	ProAssurance Corp. (a) (c)	9,825
100	RLI Corp. (c)	4,982
		20,783
	Internet Software & Services — 0.9%
339	Digitas, Inc. (a)	4,245
	IT Services — 1.4%
116	CACI International, Inc., Class A (a) (c)	6,656
	Leisure Equipment & Products — 0.4%
37	Polaris Industries, Inc. (c)	1,842

SHARES	SECURITY DESCRIPTION	VALUE
	Machinery — 5.4%
175	Kaydon Corp. (c)	$5,637
63	Lincoln Electric Holdings, Inc. (c)	2,511
142	Manitowoc Co., Inc. (c)	7,146
147	Oshkosh Truck Corp.	6,533
95	Toro Co. (c)	4,136
		25,963
	Marine — 0.7%
278	Horizon Lines Inc., Class A (c)	3,370
	Media — 3.1%
164	Entercom Communications Corp. (a)	4,851
129	Lee Enterprises, Inc.	4,761
88	R.H. Donnelley Corp. (a)	5,441
		15,053
	Metals & Mining — 2.5%
187	Commercial Metals Co.	7,016
198	Compass Minerals International, Inc. (c)	4,862
		11,878
	Multi-Utilities — 0.7%
117	NorthWestern Corp. (c)	3,620
	Oil, Gas & Consumable Fuels — 3.3%
177	Southwestern Energy Co. (a)	6,347
256	St. Mary Land & Exploration Co. (c)	9,423
		15,770
	Real Estate — 5.9%
55	Alexandria Real Estate Equities, Inc. REIT	4,435
84	EastGroup Properties, Inc. REIT (c)	3,780
76	First Potomac Realty Trust REIT (m)	2,027
119	Jones Lang LaSalle, Inc. (c)	6,007
321	Lexington Corporate Properties Trust REIT	6,844
111	Mid-America Apartment Communities, Inc. REIT (c)	5,398
		28,491

SEE NOTES TO FINANCIAL STATEMENTS.

JPMORGAN U.S. EQUITY MID/SMALL CAP FUNDS68

ANNUAL REPORT DECEMBER 31

2005

SCHEDULE OF PORTFOLIO INVESTMENTS  AS OF DECEMBER 31, 2005

(Amounts in thousands)

(CONTINUED)

SHARES	SECURITY DESCRIPTION	VALUE
Long-Term Investments — continued
	Road & Rail — 2.3%
92	Arkansas Best Corp. (c)	$4,023
169	Landstar System, Inc.	7,050
		11,073
	Semiconductors & Semiconductor Equipment — 1.9%
41	Cymer, Inc. (a)	1,467
97	Standard Microsystems Corp. (a) (c)	2,783
107	Varian Semiconductor Equipment Associates, Inc. (a)	4,718
		8,968
	Software — 1.1%
110	Micros Systems, Inc. (a) (c)	5,310
	Specialty Retail — 3.3%
107	Finish Line, Inc., Class A (c)	1,862
94	Genesco, Inc. (a)	3,633
175	Men's Wearhouse, Inc. (a)	5,161
243	New York & Co., Inc. (a) (c)	5,149
		15,805
	Textiles, Apparel & Luxury Goods — 1.2%
53	Columbia Sportswear Co. (a) (c)	2,506
96	Timberland Co., Class A (a)	3,125
		5,631
	Trading Companies & Distributors — 4.3%
172	Hughes Supply, Inc.	6,166
189	Nuco2, Inc. (a) (c)	5,278
153	Watsco, Inc. (c)	9,127
		20,571
	Total Common Stocks (Cost $365,942)	464,361
Short-Term Investment — 5.2%
	Investment Company — 5.2%
24,904	JPMorgan Prime Money Market Fund (b) (m) (Cost $24,904)	24,904

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Investments of Cash Collateral for Securities Loaned — 20.3%
	Certificates of Deposit — 2.8%
$4,600	Credit Suisse First Boston LLC, FRN, 4.27%, 10/17/06	$4,600
4,750	Royal Bank of Canada, FRN, 4.30%, 11/13/06	4,750
4,500	Wells Fargo Bank San Francisco, 4.30%, 01/27/06	4,500
		13,850
	Commercial Paper — 2.0%
4,963	HSBC Finance Corp., 4.35%, 02/01/06	4,963
4,500	Morgan Stanley & Co., Inc., FRN, 4.33%, 04/17/06	4,500
		9,463
	Corporate Notes — 8.9%
5,000	Alliance and Leister plc, FRN, 4.33%, 01/30/07	5,000
5,000	Bank of America N.A., FRN, 4.31%, 11/07/06	5,000
4,700	CDC Financial Products, Inc., FRN, 4.35%, 01/30/06	4,700
4,700	Citigroup Global Markets, Inc., FRN, 4.32%, 01/06/06	4,700
4,000	K2(USA) LLC, FRN, 4.35%, 02/15/06	4,001
5,000	Landsbanki Islands HF, FRN, 4.45%, 01/30/07	5,000
4,499	Liberty Lighthouse U.S. Capital, FRN, 4.34%, 10/24/06	4,499
401	Links Finance LLC, FRN, 4.29%, 10/06/06	401
4,699	Links Finance LLC, FRN, 4.37%, 10/15/07	4,699
4,499	Sigma Finance, Inc., FRN, 4.37%, 10/24/07	4,499
		42,499

SEE NOTES TO FINANCIAL STATEMENTS.

JPMORGAN U.S. EQUITY MID/SMALL CAP FUNDS69

JPMorgan Small Cap Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS  AS OF DECEMBER 31, 2005

(Amounts in thousands)

(CONTINUED)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Investments of Cash Collateral for Securities Loaned — continued
	Repurchase Agreements — 6.6%
$16,760	Bank of America Securities LLC, 4.26%, dated 12/30/05, due 01/03/06, repurchase price $16,768, collateralized by U.S. Government Agency Mortgages.	$16,760
15,000	UBS Securities LLC, 4.26%, dated 12/30/05, due 01/03/06, repurchase price $15,007, collateralized by U.S. Government Agency Mortgages.	15,000
		31,760
	Total Investments of Cash Collateral for Securities Loaned (Cost $97,572)	97,572
	Total Investments — 122.1% (Cost $488,418)	$586,837
	Liabilities in Excess of Other Assets — (22.1)%	(106,295)
	NET ASSETS — 100.0%	$480,542

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

JPMORGAN U.S. EQUITY MID/SMALL CAP FUNDS70

JPMorgan U.S. Small Company Fund

SCHEDULE OF PORTFOLIO INVESTMENTS  AS OF DECEMBER 31, 2005

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE
Long-Term Investments — 103.6%
	Common Stocks — 103.6%
	Aerospace & Defense — 2.4%
4	AAR Corp. (a)	$89
5	Armor Holdings, Inc. (a) (c)	209
15	Aviall, Inc. (c)	432
10	BE Aerospace, Inc. (a)	220
2	Ceradyne, Inc. (a)	83
2	Curtiss-Wright Corp. (c)	131
16	Esterline Technologies Corp. (a)	584
6	Heico Corp. (c)	163
4	Hexcel Corp. (a) (c)	69
9	Kaman Corp., Class A	169
44	Moog, Inc., Class A (a)	1,234
5	Orbital Sciences Corp. (a) (c)	63
2	Triumph Group, Inc. (a) (c)	89
2	United Industrial Corp. (c)	87
		3,622
	Air Freight & Logistics — 0.1%
5	Hub Group, Inc., Class A (a)	187
	Airlines — 1.6%
15	Alaska Air Group, Inc. (a) (c)	536
35	Continental Airlines, Inc., Class B (a)	743
34	ExpressJet Holdings, Inc. (a) (c)	274
19	Mesa Air Group, Inc. (a) (c)	197
18	Pinnacle Airlines Corp. (a) (c)	117
17	Skywest, Inc.	451
		2,318
	Auto Components — 0.5%
5	American Axle & Manufacturing Holdings, Inc. (c)	97
10	ArvinMeritor, Inc. (c)	143
3	Sauer-Danfoss, Inc.	58
23	Tenneco Automotive, Inc. (a)	459
		757
	Automobiles — 0.5%
11	Fleetwood Enterprises, Inc. (a) (c)	141
14	Thor Industries, Inc. (c)	565
2	Winnebago Industries, Inc. (c)	80
		786

SHARES	SECURITY DESCRIPTION	VALUE
	Biotechnology — 3.5%
6	Abgenix, Inc. (a)	$127
17	Alexion Pharmaceuticals, Inc. (a) (c)	346
12	Alkermes, Inc. (a) (c)	224
9	Amylin Pharmaceuticals, Inc. (a)	359
7	Applera Corp. - Celera Genomics Group (a)	72
8	Cell Genesys, Inc. (a)	46
16	Cubist Pharmaceuticals, Inc. (a) (c)	341
4	CV Therapeutics, Inc. (a) (c)	102
4	Diversa Corp. (a) (c)	21
21	Encysive Pharmaceuticals, Inc. (a)	166
3	Exelixis, Inc. (a) (c)	27
15	Genelabs Technologies	28
9	GTx, Inc. (a) (c)	64
5	ICOS Corp. (a) (c)	127
14	Incyte Corp. (a) (c)	74
13	InterMune, Inc. (a) (c)	215
13	Lifecell Corp. (a) (c)	239
6	Martek Biosciences Corp. (a) (c)	148
15	Medarex, Inc. (a) (c)	209
14	Myogen, Inc. (a)	407
13	Myriad Genetics, Inc. (a) (c)	279
12	Nektar Therapeutics (a)	196
8	Panacos Pharmaceuticals, Inc. (a)	54
12	Renovis, Inc. (a) (c)	181
10	Seattle Genetics, Inc. (a) (c)	49
9	Telik, Inc. (a) (c)	152
6	United Therapeutics Corp. (a) (c)	387
13	Vertex Pharmaceuticals, Inc. (a)	354
9	Viropharma, Inc. (a)	165
		5,159
	Building Products — 2.0%
6	ElkCorp (c)	198
4	Griffon Corp. (a) (c)	86
20	Jacuzzi Brands, Inc. (a) (c)	168
28	Lennox International, Inc.	784
9	NCI Building Systems, Inc. (a) (c)	399
24	Universal Forest Products, Inc.	1,314
		2,949

SEE NOTES TO FINANCIAL STATEMENTS.

JPMORGAN U.S. EQUITY MID/SMALL CAP FUNDS71

JPMorgan U.S. Small Company Fund

SCHEDULE OF PORTFOLIO INVESTMENTS  AS OF DECEMBER 31, 2005

(Amounts in thousands)

(CONTINUED)

SHARES	SECURITY DESCRIPTION	VALUE
Long-Term Investments — continued
	Capital Markets — 0.4%
22	Knight Capital Group, Inc. Class A (a)	$215
4	National Financial Partners Corp.	215
7	Waddell & Reed Financial, Inc.	141
		571
	Chemicals — 1.4%
15	FMC Corp. (a)	808
5	Georgia Gulf Corp.	152
2	H.B. Fuller Co.	61
5	Headwaters, Inc. (a) (c)	170
16	Hercules, Inc. (a)	185
3	Kronos Worlwide, Inc.	73
5	NewMarket Corp. (a)	127
26	PolyOne Corp. (a) (c)	168
8	Terra Industries, Inc. (a)	43
20	W.R. Grace & Co. (a) (c)	192
11	Wellman, Inc. (c)	75
		2,054
	Commercial Banks — 6.6%
6	Amcore Financial, Inc. (c)	186
1	AmericanWest Bancorp (a)	26
3	Ameris Bancorp (c)	65
2	Associated Banc-Corp.	55
1	BancFirst Corp.	87
15	Bank of the Ozarks, Inc. (c)	561
2	Capital Corp. of the West (c)	79
1	Capital Crossing Bank (a) (c)	17
5	Capitol Bancorp Ltd.	172
3	Cardinal Financial Corp. (c)	35
3	Center Financial Corp. (c)	75
7	Central Pacific Financial Corp. (c)	262
3	Chemical Financial Corp. (c)	100
4	City Holding Co.	158
4	Columbia Banking System, Inc.	108
15	Community Bank System, Inc. (c)	341
4	Community Trust Bancorp, Inc.	108
1	Enterprise Financial Services Corp. (c)	16
18	EuroBancshares, Inc. (a)	249
22	First Bancorp (c)	269
— (h)	First Regional Bancorp (a)	27
5	First Republic Bank	176

SHARES	SECURITY DESCRIPTION	VALUE
	Commercial Banks — Continued
14	First State Bancorp, Inc. (c)	$346
1	FNB Corp.	18
4	Glacier Bancorp, Inc. (c)	119
12	Gold Banc Corp., Inc.	219
8	Greater Bay Bancorp (c)	200
11	Hanmi Financial Corp.	188
15	IBERIABANK Corp. (c)	786
10	Independent Bank Corp.	284
18	Irwin Financial Corp. (c)	390
2	Macatawa Bank Corp. (c)	59
3	MB Financial, Inc.	117
4	Mercantile Bank Corp.	171
4	Nara Bancorp, Inc. (c)	76
7	Oriental Financial Group (c)	89
7	Pacific Capital Bancorp (c)	231
3	Peoples Bancorp, Inc. (c)	71
1	Premierwest Bancorp (c)	15
17	PrivateBancorp, Inc.	590
15	Republic Bancorp, Inc. (c)	183
1	Republic Bancorp, Inc., Class A (c)	23
1	Santander Bancorp (c)	35
1	Sierra Bancorp (c)	16
2	Simmons First National Corp., Class A	66
2	Southwest Bancorp, Inc.	38
3	Sterling Bancorp	62
22	Sterling Bancshares, Inc. (c)	332
22	Summit Bancshares, Inc. (c)	396
2	Sun Bancorp, Inc. (a) (c)	43
1	Taylor Capital Group, Inc.	57
3	TD Banknorth, Inc.	76
3	TriCo Bancshares	58
4	Umpqua Holdings Corp.	108
12	West Coast Bancorp	311
12	Westamerica Bancorporation (c)	610
1	Western Sierra Bancorp (a)	47
6	Wilshire Bancorp, Inc.	96
3	Wintrust Financial Corp. (c)	181
		9,879
	Commercial Services & Supplies — 3.0%
22	Angelica Corp.	361
3	Banta Corp.	144

SEE NOTES TO FINANCIAL STATEMENTS.

JPMORGAN U.S. EQUITY MID/SMALL CAP FUNDS72

ANNUAL REPORT DECEMBER 31

2005

SCHEDULE OF PORTFOLIO INVESTMENTS  AS OF DECEMBER 31, 2005

(Amounts in thousands)

(CONTINUED)

SHARES	SECURITY DESCRIPTION	VALUE
Long-Term Investments — continued
	Commercial Services & Supplies — Continued
1	Clean Harbors, Inc. (a)	$32
4	Coinstar, Inc. (a)	84
10	Corinthian Colleges, Inc. (a) (c)	119
1	CRA International, Inc. (a)	67
5	DiamondCluster International, Inc. (a)	38
7	Duratek, Inc. (a)	100
4	Escala Group, Inc. (c)	77
6	Geo Group, Inc. (The) (a)	138
2	Gevity HR, Inc. (c)	44
8	Heidrick & Struggles International, Inc. (a)	240
6	Hudson Highland Group, Inc. (a) (c)	109
56	IKON Office Solutions, Inc.	580
5	Interpool, Inc.	98
7	John H. Harland Co.	263
4	Kforce, Inc. (a)	49
4	Korn/Ferry International (a) (c)	65
14	Labor Ready, Inc. (a) (c)	292
11	Navigant Consulting, Inc. (a)	237
4	Pre-Paid Legal Services, Inc. (c)	145
5	SOURCECORP, Inc. (a)	130
9	Spherion Corp. (a)	88
21	TeleTech Holdings, Inc. (a) (c)	257
4	Tetra Tech, Inc. (a) (c)	61
9	United Rentals, Inc. (a) (c)	211
5	United Stationers, Inc. (a)	243
1	Vertrue, Inc. (a)	49
3	Waste Connections, Inc. (a)	107
		4,428
	Communications Equipment — 2.8%
28	3Com Corp. (a)	99
7	Ariba, Inc. (a) (c)	49
21	Arris Group, Inc. (a)	196
3	Audiovox Corp. (a)	44
9	Avocent Corp. (a)	250
4	Bel Fuse, Inc., Class B (c)	114
6	Black Box Corp.	284
6	C-COR, Inc. (a) (c)	30
51	CIENA Corp.(a)	150
11	CommScope, Inc. (a) (c)	229
3	Comtech Telecommunications Corp. (a)	90
4	Ditech Communications Corp. (a)	33

SHARES	SECURITY DESCRIPTION	VALUE
	Communications Equipment — Continued
4	Echelon Corp. (a) (c)	$34
14	Extreme Networks, Inc. (a)	66
5	Finisar Corp. (a) (c)	10
12	Foundry Networks, Inc. (a) (c)	167
12	Glenayre Technologies, Inc. (a) (c)	39
8	Harmonic, Inc. (a) (c)	41
21	Inter-Tel, Inc. (c)	417
2	Interdigital Communications Corp. (a)	33
16	MRV Communications, Inc. (a) (c)	32
6	Netgear, Inc. (a) (c)	123
17	Plantronics, Inc. (c)	492
3	Polycom, Inc. (a)	46
22	Powerwave Technologies, Inc. (a) (c)	273
5	Redback Networks, Inc. (a)	72
8	SafeNet, Inc. (a) (c)	271
6	Sonus Networks, Inc. (a)	23
22	Symmetricom, Inc. (a) (c)	184
10	Tekelec (a) (c)	138
10	Terayon Communication Systems, Inc. (a)	23
13	Utstarcom, Inc. (a) (c)	106
14	Westell Technologies, Inc., Class A (a)	63
		4,221
	Computers & Peripherals — 1.8%
15	Adaptec, Inc. (a) (c)	90
7	Advanced Digital Information Corp. (a)	66
43	Brocade Communications Systems, Inc. (a)	174
4	Dot Hill Systems Corp. (a)	30
3	Electronics for Imaging, Inc. (a) (c)	74
16	Gateway, Inc. (a) (c)	40
11	Hutchinson Technology, Inc. (a) (c)	321
4	Hypercom Corp. (a)	28
10	Imation Corp.	461
7	Intergraph Corp. (a)	349
11	Komag, Inc. (a) (c)	391
35	Maxtor Corp. (a) (c)	242
4	McData Corp., Class A (a) (c)	16
4	Palm, Inc. (a) (c)	111
22	Quantum Corp. (a) (c)	66
2	Stratasys, Inc. (a) (c)	45
5	Synaptics, Inc. (a)	111
3	UNOVA, Inc. (a) (c)	115
		2,730

SEE NOTES TO FINANCIAL STATEMENTS.

JPMORGAN U.S. EQUITY MID/SMALL CAP FUNDS73

JPMorgan U.S. Small Company Fund

SCHEDULE OF PORTFOLIO INVESTMENTS  AS OF DECEMBER 31, 2005

(Amounts in thousands)

(CONTINUED)

SHARES	SECURITY DESCRIPTION	VALUE
Long-Term Investments — continued
	Construction & Engineering — 0.4%
4	Mas Tec, Inc. (a) (c)	$38
7	Quanta Services, Inc. (a) (c)	96
4	URS Corp. (a)	143
5	Washington Group International, Inc. (c)	286
		563
	Construction Materials — 0.4%
3	Ameron International Corp.	150
4	Eagle Materials, Inc. (c)	502
		652
	Consumer Finance — 1.4%
3	ACE Cash Express, Inc. (a) (c)	72
5	Advanta Corp., Class B (c)	162
4	Asta Funding, Inc. (c)	107
37	Cash America International, Inc. (c)	863
10	CompuCredit Corp. (a) (c)	381
3	First Cash Financial Services, Inc. (a) (c)	79
2	United PanAm Financial Corp. (a)	62
11	World Acceptance Corp. (a) (c)	299
		2,025
	Containers & Packaging — 0.4%
4	Greif, Inc., Class A	278
10	Silgan Holdings, Inc.	349
		627
	Distributors — 0.2%
7	WESCO International, Inc. (a)	308
	Diversified Financial Services — 0.7%
2	Encore Capital Group, Inc. (a) (c)	31
3	eSpeed, Inc. (a) (c)	22
16	GATX Corp.	563
10	Nasdaq Stock Market, Inc. (a)	355
		971
	Diversified Telecommunication Services — 1.3%
8	Broadwing Corp. (a) (c)	48
90	Cincinnati Bell, Inc. (a)	315
12	CT Communications, Inc.	146
5	Golden Telecom, Inc. (Russia)	138

SHARES	SECURITY DESCRIPTION	VALUE
	Diversified Telecommunication Services — Continued
73	Level 3 Communications, Inc. (a) (c)	$209
87	Premiere Global Services, Inc. (a) (c)	705
6	Talk America Holdings, Inc. (a)	49
27	Time Warner Telecom, Inc., Class A (a) (c)	262
		1,872
	Electric Utilities — 0.9%
4	Black Hills Corp.	152
22	El Paso Electric Co. (a)	461
4	Idacorp, Inc. (c)	103
1	MGE Energy, Inc. (c)	41
1	UIL Holdings Corp. (c)	60
15	Unisource Energy Corp.	455
		1,272
	Electrical Equipment — 0.3%
2	Encore Wire Corp. (a)	43
9	Evergreen Solar, Inc. (a) (c)	98
12	General Cable Corp. (a)	231
4	Power-One, Inc. (a) (c)	22
4	Valence Technology, Inc. (a) (c)	6
		400
	Electronic Equipment & Instruments — 2.3%
11	Aeroflex, Inc. (a) (c)	123
16	Agilysis, Inc.	299
16	Anixter International, Inc.	642
11	Bell Microproducts, Inc. (a) (c)	87
10	Benchmark Electronics, Inc. (a) (c)	346
7	Brightpoint, Inc. (a)	200
5	Checkpoint Systems, Inc. (a)	131
11	CTS Corp. (c)	125
3	Electro Scientific Industries, Inc. (a)	63
2	Faro Technologies, Inc. (a) (c)	34
16	Global Imaging Systems, Inc (a) (c)	547
7	Itron, Inc. (a)	280
4	Lexar Media, Inc. (a) (c)	33
3	MTS Systems Corp.	97
5	Radisys Corp. (a) (c)	85
2	Rofin-Sinar Technologies, Inc. (a)	91
10	Sypris Solutions, Inc.	104
17	TTM Technologies, Inc. (a) (c)	155
		3,442

SEE NOTES TO FINANCIAL STATEMENTS.

JPMORGAN U.S. EQUITY MID/SMALL CAP FUNDS74

ANNUAL REPORT DECEMBER 31

2005

SCHEDULE OF PORTFOLIO INVESTMENTS  AS OF DECEMBER 31, 2005

(Amounts in thousands)

(CONTINUED)

SHARES	SECURITY DESCRIPTION	VALUE
Long-Term Investments — continued
	Energy Equipment & Services — 3.0%
39	Grey Wolf, Inc. (a)	$300
3	Gulf Island Fabrication, Inc.	80
10	Hanover Compressor Co. (a) (c)	146
4	Hydril (a)	244
27	Key Energy Services, Inc. (a) (c)	365
9	Lone Star Technologies, Inc. (a)	455
2	Lufkin Industries, Inc. (c)	95
5	NS Group, Inc. (a)	188
13	Oceaneering International, Inc. (a) (c)	647
6	Offshore Logistics, Inc. (a) (c)	166
5	Oil States International, Inc. (a) (c)	168
25	Parker Drilling Co. (a)	265
28	Todco, Class A (a)	1,066
9	Veritas DGC, Inc. (a)	312
		4,497
	Food & Staples Retailing — 0.6%
6	Great Atlantic & Pacific Tea Co., Inc. (a) (c)	184
3	Nash Finch Co. (c)	76
12	Pantry, Inc. (The) (a)	569
6	Pathmark Stores, Inc. (a)	58
		887
	Food Products — 1.0%
19	Chiquita Brands International, Inc. (c)	386
15	Corn Products International, Inc.	349
4	Flowers Foods, Inc.	109
3	J & J Snack Foods Corp.	184
14	Sanderson Farms, Inc. (c)	439
		1,467
	Gas Utilities — 1.1%
8	New Jersey Resources Corp. (c)	331
8	Nicor, Inc. (c)	318
6	Northwest Natural Gas Co. (c)	202
7	South Jersey Industries, Inc.	195
13	Southwest Gas Corp.	338
9	WGL Holdings, Inc.	271
		1,655

SHARES	SECURITY DESCRIPTION	VALUE
	Health Care Equipment & Supplies — 2.9%
9	Align Technology, Inc. (a) (c)	$57
1	Analogic Corp.	33
6	Animas Corp. (a)	147
4	Arrow International, Inc.	113
7	Arthrocare Corp. (a) (c)	312
1	Bio-Rad Laboratories, Inc., Class A (a)	85
4	Biosite, Inc. (a) (c)	231
11	Conmed Corp. (a)	267
6	Diagnostic Products Corp. (c)	277
35	Encore Medical Corp. (a) (c)	173
3	EPIX Pharmaceuticals, Inc. (a) (c)	13
3	Immucor, Inc. (a)	73
6	Integra LifeSciences Holdings Corp. (a) (c)	199
1	Intuitive Surgical, Inc. (a) (c)	141
3	Inverness Medical Innovations, Inc. (a) (c)	78
4	Kyphon, Inc. (a) (c)	160
7	Mentor Corp. (c)	341
11	Neurometrix, Inc. (a) (c)	306
3	Palomar Medical Technologies, Inc. (a) (c)	109
8	PolyMedica Corp. (c)	271
22	Steris Corp. (c)	550
10	SurModics, Inc. (a) (c)	381
		4,317
	Health Care Providers & Services — 4.2%
8	Alderwoods Group, Inc. (a)	125
28	Alliance Imaging, Inc. (a) (c)	166
4	America Service Group, Inc. (a)	60
15	Andrx Corp. (a) (c)	247
10	Apria Healthcare Group, Inc. (a)	244
14	Centene Corp. (a)	378
11	Computer Programs & Systems, Inc. (c)	475
2	Dendrite International, Inc. (a)	29
5	Genesis HealthCare Corp. (a) (c)	168
13	Kindred Healthcare, Inc. (a) (c)	335
8	LCA Vision, Inc. (c)	375
16	Owens & Minor, Inc.	427
10	Pediatrix Medical Group, Inc. (a)	897
20	Per-Se Technologies, Inc. (a) (c)	460
25	PSS World Medical, Inc. (a)	372
9	Res-Care, Inc. (a)	155
7	Symbion, Inc. (a) (c)	163

SEE NOTES TO FINANCIAL STATEMENTS.

JPMORGAN U.S. EQUITY MID/SMALL CAP FUNDS75

JPMorgan U.S. Small Company Fund

SCHEDULE OF PORTFOLIO INVESTMENTS  AS OF DECEMBER 31, 2005

(Amounts in thousands)

(CONTINUED)

SHARES	SECURITY DESCRIPTION	VALUE
Long-Term Investments — continued
	Health Care Providers & Services — Continued
14	Trizetto Group (a)	$245
17	United Surgical Partners International, Inc. (a) (c)	558
13	Ventiv Health, Inc. (a)	316
		6,195
	Hotels, Restaurants & Leisure — 1.7%
15	Ameristar Casinos, Inc. (c)	338
19	CKE Restaurants, Inc.	250
11	Domino's Pizza, Inc.	257
6	Jack in the Box, Inc. (a)	213
26	Landry's Restaurants, Inc. (c)	692
9	Multimedia Games, Inc. (a) (c)	86
4	O'Charley's, Inc. (a)	57
5	Rare Hospitality International, Inc. (a)	140
19	Ruby Tuesday, Inc. (c)	479
5	Ryan's Restaurant Group, Inc. (a) (c)	57
		2,569
	Household Durables — 1.2%
— (h)	CSS Industries, Inc. (c)	6
7	Jarden Corp. (a)	220
10	Levitt Corp., Class A (c)	228
6	Stanley Furniture Co., Inc.	148
21	Technical Olympic USA, Inc.	453
21	Tupperware Corp.	475
12	WCI Communities, Inc. (a) (c)	314
		1,844
	Industrial Conglomerates — 0.4%
12	Walter Industries, Inc. (c)	590
	Insurance — 3.0%
3	American Physicians Capital, Inc. (a)	147
7	Argonaut Group, Inc. (a)	232
26	Delphi Financial Group, Inc. (c)	1,192
7	Direct General Corp. (c)	114
6	LandAmerica Financial Group, Inc. (c)	362
4	Midland Co. (The) (c)	137
1	Navigators Group, Inc. (a)	26
43	PMA Capital Corp., Class A (a)	392
3	Safety Insurance Group, Inc.	133

SHARES		SECURITY DESCRIPTION	VALUE
		Insurance — Continued
5		Selective Insurance Group (c)	$281
6		Stewart Information Services Corp. (c)	297
3		United Fire & Casualty Co. (c)	121
22		Zenith National Insurance Corp.	1,017
			4,451
		Internet & Catalog Retail — 0.3%
4		GSI Commerce, Inc. (a)	60
9		Insight Enterprises, Inc. (a) (c)	169
7		Netflix, Inc. (a) (c)	176
3		Nutri/System (a) (c)	90
			495
		Internet Software & Services — 2.5%
—	(h)	aQuantive, Inc. (a)	10
11		AsiaInfo Holdings, Inc. (a) (c)	44
4		Blue Coat Systems, Inc. (a) (c)	174
2		Click Commerce, Inc. (a) (c)	38
65		CMGI, Inc. (a) (c)	98
23		CNET Networks, Inc. (a)	342
5		Digital Insight Corp. (a)	147
5		Digital River, Inc. (a) (c)	152
21		Digitas, Inc. (a)	264
39		EarthLink, Inc. (a)	434
4		Equinix, Inc. (a) (c)	143
10		Infospace, Inc. (a) (c)	253
10		Internet Security Systems (a)	203
—	(h)	Interwoven, Inc. (a)	3
7		Ipass, Inc. (a) (c)	47
6		j2 Global Communications, Inc. (a)	244
7		Openwave Systems, Inc. (a) (c)	129
8		RealNetworks, Inc. (a)	61
12		SupportSoft, Inc. (a)	51
15		United Online, Inc. (c)	209
12		ValueClick, Inc. (a) (c)	223
9		WebEx Communications, Inc. (a) (c)	186
3		webMethods, Inc. (a)	25
3		Websense, Inc. (a) (c)	223
			3,703
		Investment Companies — 0.2%
24		Technology Investment Capital Corp.	366

SEE NOTES TO FINANCIAL STATEMENTS.

JPMORGAN U.S. EQUITY MID/SMALL CAP FUNDS76

ANNUAL REPORT DECEMBER 31

2005

SCHEDULE OF PORTFOLIO INVESTMENTS  AS OF DECEMBER 31, 2005

(Amounts in thousands)

(CONTINUED)

SHARES	SECURITY DESCRIPTION	VALUE
Long-Term Investments — continued
	IT Services — 1.8%
21	Acxiom Corp.	$474
86	BearingPoint, Inc. (a)	677
23	Ciber, Inc. (a) (c)	149
5	Covansys Corp. (a) (c)	67
7	CSG Systems International, Inc. (a)	161
8	Euronet Worldwide, Inc. (a) (c)	214
8	Gartner, Inc., Class A (a) (c)	101
5	Lionbridge Technologies (a) (c)	38
10	Mantech International Corp., Class A (a)	267
16	Perot Systems Corp., Class A (a)	231
5	Startek, Inc. (c)	95
15	Sykes Enterprises, Inc. (a)	199
5	Tyler Technologies, Inc. (a) (c)	47
		2,720
	Leisure Equipment & Products — 0.7%
10	JAKKS Pacific, Inc. (a) (c)	209
9	K2, Inc. (a) (c)	88
6	MarineMax, Inc. (a) (c)	186
11	RC2 Corp. (a)	394
5	Steinway Musical Instruments, Inc. (a)	128
		1,005
	Machinery — 4.0%
13	AGCO Corp. (a) (c)	209
9	Astec Industries, Inc. (a)	305
11	Barnes Group, Inc.	370
10	Briggs & Stratton Corp. (c)	384
6	Cascade Corp. (c)	267
14	Crane Co.	490
3	ESCO Technologies, Inc. (a)	151
10	Flowserve Corp. (a)	376
6	Greenbrier Cos., Inc. (c)	162
3	Intevac, Inc.	33
11	JLG Industries, Inc.	489
11	Lincoln Electric Holdings, Inc.	440
10	Manitowoc Co., Inc.	492
2	Middleby Corp. (a) (c)	138
5	NACCO Industries, Inc., Class A	539
8	Reliance Steel & Aluminum Co.	492
2	Sun Hydraulics, Inc. (c)	31
2	Tecumseh Products Co., Class A (c)	53

SHARES	SECURITY DESCRIPTION	VALUE
	Machinery — Continued
5	Valmont Industries, Inc. (c)	$151
8	Wabash National Corp. (c)	145
6	Watts Water Technologies, Inc., Class A	188
		5,905
	Marine — 0.1%
3	Kirby Corp. (a)	162
	Media — 2.0%
3	Advo, Inc.	93
6	Arbitron, Inc. (c)	217
5	Catalina Marketing Corp. (c)	124
107	Charter Communications, Inc., Class A (a) (c)	130
6	Gray Television, Inc.	60
28	Lodgenet Entertainment Corp. (a)	383
6	Media General, Inc., Class A	279
38	Mediacom Communications Corp., Class A (a) (c)	210
11	Playboy Enterprises, Inc., Class B (a) (c)	147
10	ProQuest Co. (a) (c)	265
36	Radio One, Inc., Class D (a) (c)	375
4	Saga Communications, Inc., Class A (a)	38
8	Scholastic Corp. (a) (c)	234
10	Sinclair Broadcast Group, Inc., Class A	95
6	Valassis Communications, Inc. (a)	163
13	World Wrestling Entertainment, Inc.	186
		2,999
	Metals & Mining — 2.2%
4	Chaparral Stell Co. (a)	109
3	Cleveland-Cliffs, Inc.	292
31	Commercial Metals Co.	1,169
3	Metal Management, Inc.	65
5	NN, Inc.	55
4	Oregon Steel Mills, Inc. (a) (c)	127
17	Quanex Corp.	825
12	Ryerson Tull, Inc. (c)	285
11	Steel Dynamics, Inc. (c)	401
		3,328

SEE NOTES TO FINANCIAL STATEMENTS.

JPMORGAN U.S. EQUITY MID/SMALL CAP FUNDS77

JPMorgan U.S. Small Company Fund

SCHEDULE OF PORTFOLIO INVESTMENTS  AS OF DECEMBER 31, 2005

(Amounts in thousands)

(CONTINUED)

SHARES	SECURITY DESCRIPTION	VALUE
Long-Term Investments — continued
	Multi-Utilities — 0.6%
9	Avista Corp. (c)	$165
8	NorthWestern Corp.	242
34	Sierra Pacific Resources (a)	446
		853
	Oil, Gas & Consumable Fuels — 3.3%
6	ATP Oil & Gas Corp. (a) (c)	215
4	Callon Petroleum Co. (a)	62
8	Cimarex Energy Co. (a)	346
3	Clayton Williams Energy, Inc. (a)	134
4	Comstock Resources, Inc. (a)	125
7	Energy Partners Ltd. (a)	159
7	Frontier Oil Corp.	274
4	Giant Industries, Inc. (a) (c)	187
5	Gulfmark Offshore, Inc. (a)	142
4	Holly Corp.	224
28	Houston Exploration Co. (a)	1,478
7	KCS Energy, Inc. (a) (c)	160
3	Penn Virginia Corp.	178
3	Remington Oil & Gas Corp. (a)	113
11	St. Mary Land & Exploration Co.	386
6	Stone Energy Corp. (a)	290
6	Swift Energy Co. (a) (c)	266
3	World Fuel Services Corp. (c)	98
		4,837
	Personal Products — 0.2%
2	Parlux Fragrances, Inc. (a) (c)	49
13	Playtex Products, Inc. (a)	182
		231
	Pharmaceuticals — 1.7%
35	Adolor Corp. (a) (c)	508
7	Alpharma, Inc., Class A	188
19	AtheroGenics, Inc. (a) (c)	383
116	AVANIR Pharmaceuticals, Class A (a)	398
4	Bentley Pharmaceuticals, Inc. (a)	57
46	Cypress Bioscience, Inc. (a) (c)	268
12	Durect, Corp. (a)	60
8	Medicis Pharmaceutical Corp., Class A (c)	266
2	Par Pharmaceutical Cos, Inc. (a) (c)	60
3	Salix Pharmaceuticals Ltd. (a)	44
12	Theravance, Inc. (a)	259
		2,491

SHARES	SECURITY DESCRIPTION	VALUE
	Real Estate — 7.9%
19	American Home Mortgage Investment Corp. REIT (c)	$634
20	Anthracite Capital, Inc., REIT (c)	210
15	Ashford Hospitality Trust, Inc. REIT	162
6	Bluegreen Corp. (a)	87
4	Boykin Lodging Co. REIT (a)	44
4	Brandywine Realty Trust REIT	109
9	Entertainment Properties Trust REIT	346
18	Equity Inns, Inc. REIT	245
13	FelCor Lodging Trust, Inc. REIT	219
6	First Potomac Realty Trust REIT (m)	152
9	Glimcher Realty Trust REIT (c)	221
7	Impac Mortgage Holdings, Inc. REIT (c)	69
39	Innkeepers USA Trust REIT	627
7	Jones Lang LaSalle, Inc.	337
22	Kilroy Realty Corp. REIT (c)	1,380
4	LaSalle Hotel Properties REIT (c)	162
29	Lexington Corporate Properties Trust REIT	621
24	LTC Properties, Inc. REIT (c)	494
43	Meristar Hospitality Corp. REIT (a)	399
17	MFA Mortgage Investments, Inc. REIT	99
26	Mid-America Apartment Communities, Inc. REIT	1,271
3	National Health Investors, Inc. REIT	80
7	Novastar Financial, Inc. REIT (c)	183
18	Pennsylvania Real Estate Investment Trust REIT (c)	657
21	Post Properties, Inc. REIT	827
25	RAIT Investment Trust REIT	645
12	Saul Centers, Inc. REIT	426
29	Sunstone Hotel Investors, Inc. REIT	781
6	Taubman Centers, Inc. REIT	222
		11,709
	Road & Rail — 1.9%
3	Amerco, Inc. (a) (c)	245
4	Arkansas Best Corp. (c)	188
12	Dollar Thrifty Automotive Group, Inc. (a) (c)	422
1	Frozen Food Express Industries (a)	15
15	Genesee & Wyoming, Inc., Class A (a)	575
2	Marten Transport Ltd. (a) (c)	30

SEE NOTES TO FINANCIAL STATEMENTS.

JPMORGAN U.S. EQUITY MID/SMALL CAP FUNDS78

ANNUAL REPORT DECEMBER 31

2005

SCHEDULE OF PORTFOLIO INVESTMENTS  AS OF DECEMBER 31, 2005

(Amounts in thousands)

(CONTINUED)

SHARES	SECURITY DESCRIPTION	VALUE
Long-Term Investments — continued
	Road & Rail — Continued
5	Old Dominion Freight Line (a)	$140
16	RailAmerica, Inc. (a)	172
19	SCS Transportation, Inc. (a)	412
12	Sirva, Inc. (a)	96
11	U.S. Xpress Enterprises, Inc., Class A (a)	183
2	USA Truck, Inc. (a)	61
16	Werner Enterprises, Inc. (c)	307
		2,846
	Semiconductors & Semiconductor Equipment — 5.1%
4	Actel Corp. (a)	55
6	ADE Corp. (a) (c)	144
13	Advanced Energy Industries, Inc. (a) (c)	150
19	AMIS Holdings, Inc. (a)	203
30	Amkor Technology, Inc. (a) (c)	168
21	Applied Micro Circuits Corp. (a)	53
14	Asyst Technologies, Inc. (a)	79
58	Atmel Corp. (a) (c)	180
4	ATMI, Inc. (a) (c)	98
8	August Technology Corp. (a)	89
13	Axcelis Technologies, Inc. (a)	61
4	Brooks Automation, Inc. (a) (c)	46
7	Cabot Microelectronics Corp. (a)	211
21	Cirrus Logic, Inc. (a) (c)	140
8	Cohu, Inc.	174
68	Conexant Systems, Inc. (a)	154
10	Credence Systems Corp. (a) (c)	71
8	Cymer, Inc. (a)	288
16	Cypress Semiconductor Corp. (a) (c)	231
6	Diodes, Inc. (a) (c)	194
4	DSP Group, Inc. (a)	103
14	Entegris, Inc. (a)	134
4	Exar Corp. (a)	48
7	Fairchild Semiconductor International, Inc. (a)	122
3	Genesis Microchip, Inc. (a) (c)	60
9	Integrated Device Technology, Inc. (a)	115
5	Integrated Silicon Solutions, Inc. (a) (c)	32
12	IXYS Corp. (a)	137
4	Kopin Corp. (a) (c)	22
14	Kulicke & Soffa Industries, Inc. (a) (c)	124

SHARES	SECURITY DESCRIPTION	VALUE
	Semiconductors & Semiconductor Equipment — Continued
9	Lattice Semiconductor Corp. (a) (c)	$40
11	LTX Corp. (a)	49
12	Mattson Technology, Inc. (a)	119
17	Micrel, Inc. (a)	193
12	Microsemi Corp. (a) (c)	328
15	MIPS Technologies, Inc. (a)	85
4	MKS Instruments, Inc. (a)	64
13	Omnivision Technologies, Inc. (a) (c)	259
61	ON Semiconductor Corp. (a)	335
13	Photronics, Inc. (a) (c)	200
7	Pixelworks, Inc. (a) (c)	35
19	PMC-Sierra, Inc. (a)	145
4	Power Integrations, Inc. (a)	83
11	Rambus, Inc. (a)	176
35	RF Micro Devices, Inc. (a) (c)	187
2	Semitool, Inc. (a) (c)	22
9	Semtech Corp. (a) (c)	161
8	Sigmatel, Inc. (a) (c)	107
17	Silicon Image, Inc. (a)	154
7	Silicon Laboratories, Inc. (a)	271
12	Silicon Storage Technology, Inc. (a) (c)	61
24	Skyworks Solutions, Inc. (a)	122
4	Standard Microsystems Corp. (a) (c)	100
3	Supertex, Inc. (a)	124
6	Tessera Technologies, Inc. (a)	142
2	Ultratech, Inc. (a) (c)	31
4	Varian Semiconductor Equipment Associates, Inc. (a)	180
33	Vitesse Semiconductor Corp. (a) (c)	63
5	Zoran Corp. (a)	76
		7,598
	Software — 2.7%
2	Ansoft Corp. (a)	51
4	Ansys, Inc. (a) (c)	171
10	Aspen Technology, Inc. (a) (c)	75
7	Borland Software Corp. (a)	45
6	Epicor Software Corp. (a)	83
5	EPIQ Systems, Inc. (a) (c)	85
5	Factset Research Systems, Inc. (c)	185
3	Filenet Corp. (a)	88

SEE NOTES TO FINANCIAL STATEMENTS.

JPMORGAN U.S. EQUITY MID/SMALL CAP FUNDS79

JPMorgan U.S. Small Company Fund

SCHEDULE OF PORTFOLIO INVESTMENTS  AS OF DECEMBER 31, 2005

(Amounts in thousands)

(CONTINUED)

SHARES	SECURITY DESCRIPTION	VALUE
Long-Term Investments — continued
	Software — Continued
8	Informatica Corp. (a)	$96
2	Intervideo, Inc. (a)	18
2	InterVoice, Inc. (a) (c)	18
6	JDA Software Group, Inc. (a)	100
3	Kronos, Inc. (a)	113
3	Macrovision Corp. (a)	52
7	Magma Design Automation, Inc. (a)	60
5	Manhattan Associates, Inc. (a)	107
6	Mapinfo Corp. (a)	76
10	Mentor Graphics Corp. (a)	107
4	MicroStrategy, Inc. (a) (c)	315
4	MRO Software, Inc. (a)	49
52	Parametric Technology Corp. (a)	316
1	Pegasystems, Inc. (a)	10
13	Phoenix Technologies Ltd. (a) (c)	81
17	Progress Software Corp. (a)	490
2	Quality Systems, Inc. (a) (c)	138
4	Quest Software, Inc. (a)	56
26	Secure Computing Corp. (a)	316
1	SPSS, Inc. (a)	43
4	Talx Corp. (c)	162
7	TIBCO Software, Inc. (a)	55
2	TradeStation Group, Inc. (a)	25
9	Transaction Systems Architechs, Inc. (a)	259
10	Wind River Systems, Inc. (a) (c)	152
		3,997
	Specialty Retail — 5.5%
63	Aaron Rents, Inc. (c)	1,321
18	Asbury Automotive Group, Inc. (a)	296
4	Big 5 Sporting Goods Corp.	83
4	Build-A-Bear Workshop, Inc. (a) (c)	115
3	Building Material Holding Corp. (c)	205
2	Burlington Coat Factory Warehouse Corp.	96
77	Charming Shoppes, Inc. (a) (c)	1,018
8	Children's Place, Inc. (a) (c)	375
14	Dress Barn, Inc. (a) (c)	552
2	GameStop Corp. (c)	58
9	Genesco, Inc. (a) (c)	330
26	Guess?, Inc. (a)	908
7	HOT Topic, Inc. (a) (c)	93
10	Lithia Motors, Inc., Class A (c)	300

SHARES	SECURITY DESCRIPTION	VALUE
	Specialty Retail — Continued
10	Movie Gallery, Inc. (c)	$58
20	Pacific Sunwear of California, Inc. (a) (c)	486
10	Petco Animal Supplies, Inc. (a) (c)	226
9	Select Comfort Corp. (a) (c)	249
4	Sonic Automotive, Inc.	85
3	Sports Authority, Inc. (The) (a) (c)	93
9	Stage Stores, Inc. (c)	265
19	Stein Mart, Inc.	343
17	Too, Inc. (a)	488
4	United Auto Group, Inc. (c)	168
		8,211
	Textiles, Apparel & Luxury Goods — 1.1%
4	Brown Shoe Co., Inc. (c)	148
2	Deckers Outdoor Corp. (a) (c)	61
3	DHB Industries, Inc. (a)	15
14	K-Swiss, Inc., Class A	441
9	Kenneth Cole Productions, Inc., Class A (c)	217
8	Movado Group, Inc.	150
2	Oxford Industries, Inc. (c)	98
4	Russell Corp.	50
13	Skechers U.S.A., Inc., Class A (a)	199
7	Unifirst Corp.	221
		1,600
	Thrifts & Mortgage Finance — 3.3%
9	Accredited Home Lenders Holding Co. (a) (c)	436
30	BankAtlantic Bancorp, Inc., Class A	426
4	Commercial Capital Bancorp, Inc. (c)	63
17	Corus Bankshares, Inc. (c)	940
4	Dime Community Bancshares	55
1	Federal Agricultural Mortgage Corp., Class C (c)	33
15	First Niagara Financial Group, Inc.	224
3	First Place Financial Corp.	60
4	FirstFed Financial Corp. (a) (c)	207
9	Flagstar Bancorp, Inc. (c)	130
13	Fremont General Corp.	311
5	Gibraltar Industries, Inc.	122
3	ITLA Capital Corp. (a) (c)	151
17	Partners Trust Financial Group, Inc.	205

SEE NOTES TO FINANCIAL STATEMENTS.

JPMORGAN U.S. EQUITY MID/SMALL CAP FUNDS80

ANNUAL REPORT DECEMBER 31

2005

SCHEDULE OF PORTFOLIO INVESTMENTS  AS OF DECEMBER 31, 2005

(Amounts in thousands)

(CONTINUED)

SHARES	SECURITY DESCRIPTION	VALUE
Long-Term Investments — continued
	Thrifts & Mortgage Finance — Continued
16	Provident New York Bancorp (c)	$181
27	R&G Financial Corp., Class B (c)	359
11	Sterling Financial Corp.	282
50	W Holding Co., Inc.	409
5	WSFS Financial Corp.	325
		4,919
	Tobacco — 0.4%
34	Alliance One International, Inc. (c)	132
12	Universal Corp. (c)	520
		652
	Trading Companies & Distributors — 1.6%
53	Applied Industrial Technologies, Inc.	1,773
16	Hughes Supply, Inc.	584
3	Nuco2, Inc. (a) (c)	95
		2,452
	Wireless Telecommunication Services — 0.5%
15	Centennial Communications Corp. (a)	234
70	Dobson Communications Corp. (a)	524
5	InPhonic, Inc. (a) (c)	40
		798
	Total Common Stocks (Cost $129,066)	154,142
Short-Term Investment — 1.3%
	Investment Company — 1.1%
1,656	JPMorgan Prime Money Market Fund (b) (m)	1,656
PRINCIPAL AMOUNT
	U.S. Treasury Obligation — 0.2%
$265	U.S. Treasury Note, 2.88%, 11/30/06 (k)	261
	Total Short-Term Investments (Cost $1,918)	1,917

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Investments of Cash Collateral for Securities Loaned — 26.1%
	Certificates of Deposit — 2.2%
$1,800	Royal Bank of Canada, FRN, 4.30%, 11/13/06	$1,800
1,500	Wells Fargo Bank San Francisco, 4.30%, 1/27/06	1,500
		3,300
	Corporate Notes — 6.5%
1,000	Alliance and Leister plc, FRN, 4.33, 01/30/07	1,000
1,800	American Express Credit Corp., FRN, 4.36%, 06/12/07	1,800
1,000	Bank of America, FRN, 4.31%, 11/07/06	1,000
1,802	General Electric Capital Corp., FRN, 4.30%, 05/12/06	1,802
1,000	K2(USA) LLC, 4.35%, 02/15/06	1,000
1,000	Liberty Lighthouse U.S. Capital, FRN, 4.34%, 10/24/06	1,000
1,003	Links Finance LLC, FRN, 4.29%, 10/06/06	1,003
1,000	Sigma Finance Inc., FRN, 4.37%, 10/24/07	1,000
		9,605
	Repurchase Agreements — 17.4%
4,372	Bank of America Securities LLC, 4.26%, dated 12/30/05, due 01/03/06, repurchase price $4,374, collateralized by U.S. Government Agency Mortgages.	4,372
7,500	Lehman Brothers Inc., FRN, 4.26%, dated 12/30/05, due 01/03/06, repurchase price $7,503, collateralized by U.S. Government Agency Mortgages.	7,500
7,500	Morgan Stanley & Co., Inc., 4.27%, dated 12/30/05, due 01/03/06, repurchase price $7,503, collateralized by U.S. Government Agency Mortgages.	7,500

SEE NOTES TO FINANCIAL STATEMENTS.

JPMORGAN U.S. EQUITY MID/SMALL CAP FUNDS81

JPMorgan U.S. Small Company Fund

SCHEDULE OF PORTFOLIO INVESTMENTS  AS OF DECEMBER 31, 2005

(Amounts in thousands)

(CONTINUED)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Short-Term Investments — continued
$6,500	UBS Securities LLC, 4.26%, dated 12/30/05, due 01/03/06, repurchase price $6,503, collateralized by U.S. Government Agency Mortgages.	$6,500
		25,872
	Total Investments of Cash Collateral for Securities Loaned (Cost $38,777)	38,777
	Total Investments — 131.0% (Cost $169,761)	$194,836
	Liabilities in Excess of Other Assets — (31.0)%	(46,143)
	NET ASSETS — 100.0%	$148,693

Percentages indicated are based on net assets.

Futures Contracts

(Amounts in thousands, except for number of contracts)

NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	NOTIONAL VALUE AT 12/31/05 (USD)	UNREALIZED (DEPRECIATION) (USD)
12	Russell 2000 Index	March, 2006	$4,070	$(56)

SEE NOTES TO FINANCIAL STATEMENTS.

JPMORGAN U.S. EQUITY MID/SMALL CAP FUNDS82

JPMorgan Value Advantage Fund

SCHEDULE OF PORTFOLIO INVESTMENTS  AS OF DECEMBER 31, 2005

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE
Long-Term Investments — 94.9%
	Common Stocks — 94.9%
	Building Products — 2.9%
125	Griffon Corp. (a)	$2,976
	Capital Markets — 0.9%
43	E*Trade Financial Corp. (a)	897
	Chemicals — 2.2%
60	Albemarle Corp.	2,301
	Commercial Banks — 6.1%
9	M&T Bank Corp.	982
70	North Fork Bancorp, Inc.	1,915
10	SunTrust Banks, Inc.	728
60	U.S. Bancorp	1,793
15	Wells Fargo & Co.	942
		6,360
	Commercial Services & Supplies — 1.6%
50	CCE Spinco, Inc. (a)	655
25	Pitney Bowes, Inc.	1,056
		1,711
	Construction & Engineering — 0.5%
10	Hanson plc (United Kingdom)	549
	Construction Materials — 1.7%
30	Cemex S.A. de C.V. (Mexico) ADR	1,780
	Consumer Finance — 1.0%
40	MBNA Corp.	1,086
	Diversified Telecommunication Services — 6.6%
10	Alltel Corp.	631
25	CenturyTel, Inc.	829
100	Commonwealth Telephone Enterprises, Inc.	3,377
160	Consolidated Communications Holdings, Inc.	2,078
		6,915
	Food & Staples Retailing — 1.7%
30	CVS Corp.	793
100	Pathmark Stores, Inc. (a)	999
		1,792

SHARES		SECURITY DESCRIPTION	VALUE
		Gas Utilities — 1.2%
60		UGI Corp.	$1,236
		Health Care Providers & Services — 0.8%
15		Coventry Health Care, Inc. (a)	854
		Hotels, Restaurants & Leisure — 4.3%
60		AFC Enterprises, Inc.(a)	907
50		Hilton Hotels Corp.	1,206
15		McDonald's Corp.	506
45		Outback Steakhouse, Inc.	1,872
			4,491
		Household Durables — 1.6%
60		WCI Communities, Inc. (a)	1,611
		Industrial Conglomerates — 3.6%
25		Carlisle Cos., Inc.	1,729
40		Walter Industries, Inc.	1,989
			3,718
		Insurance — 10.2%
55		Assurant, Inc.	2,392
—	(h)	Berkshire Hathaway, Inc., Class A (a)	1,950
20		Genworth Financial, Inc., Class A	692
45		IPC Holdings Ltd. (Bermuda)	1,232
15		Loews Corp.	1,423
60		ProAssurance Corp. (a)	2,918
			10,607
		Marine — 1.4%
75		Seaspan Corp. (China)	1,481
		Media — 8.7%
120		Citadel Broadcasting Corp.	1,613
80		Clear Channel Communications, Inc.	2,516
35		Gannett Co., Inc.	2,120
70		Liberty Media Corp., Class A (a)	551
3		Washington Post Co. (The), Class B	2,295
			9,095

SEE NOTES TO FINANCIAL STATEMENTS.

JPMORGAN U.S. EQUITY MID/SMALL CAP FUNDS83

JPMorgan Value Advantage Fund

SCHEDULE OF PORTFOLIO INVESTMENTS  AS OF DECEMBER 31, 2005

(Amounts in thousands)

(CONTINUED)

SHARES	SECURITY DESCRIPTION	VALUE
Long-Term Investments — continued
	Multiline Retail — 2.2%
20	Sears Holdings Corp. (a)	$2,311
	Oil, Gas & Consumable Fuels — 9.0%
80	Devon Energy Corp.	5,003
25	Kinder Morgan, Inc.	2,299
20	Teekay Shipping Corp. (Bahamas)	798
55	Williams Cos., Inc.	1,274
		9,374
	Paper & Forest Products — 1.1%
20	MeadWestvaco Corp.	561
20	Neenah Paper, Inc.	560
		1,121
	Real Estate — 9.2%
75	Agree Realty Corp. REIT	2,167
20	First Industrial Realty Trust, Inc. REIT	770
50	National Health Investors, Inc. REIT	1,298
25	Sun Communities, Inc. REIT	785
120	W.P. Carey & Co. LLC	3,043
50	Washington Real Estate Investment Trust REIT	1,518
		9,581
	Software — 1.0%
40	Microsoft Corp.	1,046
	Specialty Retail — 6.4%
35	AutoZone, Inc. (a)	3,211
15	Best Buy Co., Inc.	652
63	Limited Brands, Inc.	1,408
60	TJX Cos., Inc.	1,394
		6,665

SHARES	SECURITY DESCRIPTION	VALUE
	Textiles, Apparel & Luxury Goods — 5.1%
35	Columbia Sportswear Co. (a)	$1,671
66	V.F. Corp.	3,652
		5,323
	Thrifts & Mortgage Finance — 2.9%
15	Freddie Mac	980
31	Golden West Financial Corp.	2,046
		3,026
	Wireless Telecommunication Services — 1.0%
20	U.S. Cellular Corp. (a)	988
	Total Common Stocks (Cost $96,567)	98,895
Short-Term Investment — 4.0%
	Investment Company — 4.0%
4,141	JPMorgan Prime Money Market Fund (b) (m) (Cost $4,141)	4,141
	Total Investments — 98.9% (Cost $100,708)	$103,036
	Other Assets in Excess of Liabilities — 1.1%	1,129
	NET ASSETS — 100.0%	$104,165

Percentages indicated are based on net assets.

Abbreviations:

(a)  — Non-income producing security.

(b)  — Investment in affiliate. Money market fund registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.

(c)  — Security, or a portion of the security, has been delivered to a counterparty as part of a security lending transaction.

(h)  — Amount rounds to less than one thousand.

(k)  — Security is fully or partially segregated with the broker as collateral for futures or with brokers as initial margin for futures contracts.

(m)  — All or a portion of this security is segregated for current or potential holdings of futures, swaps, options, TBA, when-issued securities, delayed delivery securities, and reverse repurchase agreements.

ADR  — American Depositary Receipt

FRN  — Floating Rate Note. The rate shown is the rate in effect as of December 31, 2005.

REIT  — Real Estate Investment Trust

USD  — United States Dollar

SEE NOTES TO FINANCIAL STATEMENTS.

JPMORGAN U.S. EQUITY MID/SMALL CAP FUNDS84

JPMorgan Funds

STATEMENT OF ASSETS
AND LIABILITIES   AS OF DECEMBER 31, 2005

(Amounts in thousands, except per share amounts)

	Capital Growth Fund	Dynamic Small Cap Fund	Growth Advantage Fund*	Micro Cap Fund		Mid Cap Equity Fund
ASSETS:
Investments in non-affiliates, at value	$848,415	$219,964	$64,975	$5,068		$282,239
Investments in affiliates, at value	7,923	5,290	409	99		4,875
Total investment securities, at value	856,338	225,254	65,384	5,167		287,114
Cash	21	—	3	—		11
Receivables:
Investment securities sold	2,092	16	7	5		364
Fund shares sold	6,707	1,531	370	—		767
Interest and dividends	217	36	24	1		293
Due from advisor	—	—	—	17		—
Total Assets	865,375	226,837	65,788	5,190		288,549
LIABILITIES:
Payables:
Investment securities purchased	419	—	54	—	(a)	1,414
Collateral for securities lending program	77,753	42,643	9,062	—		18,220
Fund shares redeemed	893	1,623	513	—		81
Accrued liabilities:
Investment advisory fees	267	8	10	—		151
Administration fees	68	13	3	—		21
Shareholder servicing fees	167	28	3	—		21
Distribution fees	132	71	13	1		—
Custodian and accounting fees	11	3	—	5		4
Trustees' fees - deferred compensation plan	42	6	1	—	(a)	5
Other	143	98	33	26		50
Total Liabilities	79,895	44,493	9,692	32		19,967
NET ASSETS:	$785,480	$182,344	$56,096	$5,158		$268,582

  (a)  Amount rounds to less than $1,000.

  *  Prior to August 17, 2005, the Fund was named Mid Cap Growth Fund

SEE NOTES TO FINANCIAL STATEMENTS.

JPMORGAN U.S. EQUITY MID/SMALL CAP FUNDS85

JPMorgan Funds

STATEMENT OF ASSETS
AND LIABILITIES (CONTINUED)  AS OF DECEMBER 31, 2005

(Amounts in thousands, except per share amounts)

	Capital Growth Fund	Dynamic Small Cap Fund	Growth Advantage Fund*	Micro Cap Fund	Mid Cap Equity Fund
NET ASSETS:
Paid in capital	$650,575	$160,522	$292,658	$4,999	$214,860
Accumulated undistributed (distributions in excess of) net investment income	(42)	(6)	(1)	—	5
Accumulated net realized gains (losses) from investments and futures	12,657	(937)	(245,138)	33	3,655
Net unrealized appreciation (depreciation) from investments and futures	122,290	22,765	8,577	126	50,062
Total Net Assets	$785,480	$182,344	$56,096	$5,158	$268,582
Net Assets:
Class A	$458,716	$75,940	$54,737	$516	$—
Class B	$34,126	$41,440	$1,359	$—	$—
Class C	$17,120	$43,211	$—	$515	$—
Select Class	$275,518	$21,753	$—	$4,127	$268,582
Total	$785,480	$182,344	$56,096	$5,158	$268,582
Outstanding units of beneficial interest (shares) ($0.0001/$0.001(c) par value; unlimited number of shares authorized):
Class A	11,722	4,191	8,623	33	—
Class B	951	2,442	223	—	—
Class C	485	2,550	—	33	—
Select Class	6,662	1,166	—	267	8,171
Total	19,820	10,349	8,846	333	8,171
NET ASSET VALUE:
Class A - Redemption price per share	$39.13	$18.12	$6.35	$15.47	$—
Class B - Offering price per share (b)	$35.89	$16.97	$6.08	$—	$—
Class C - Offering price per share (b)	$35.32	$16.95	$—	$15.46	$—
Select Class - Offering and redemption price per share	$41.36	$18.65	$—	$15.48	$32.87
Class A maximum sales charge	5.25%	5.25%	5.25%	5.25%	—
Class A Maximum Public Offering Price Per Share (net asset value per share/100% - maximum sales charge)	$41.30	$19.12	$6.70	$16.33	$—
Cost of investments	$734,048	$202,489	$56,807	$5,041	$237,052
Market value of securities on loan	$75,732	$41,718	$8,800	$—	$17,762

  *  Prior to August 17, 2005, the Fund was named Mid Cap Growth Fund

  (a)  Amount rounds to less than $1,000.

  (b)  Redemption price for Class B and Class C Shares varies based upon length of time the shares are held.

  (c)  For Growth Advantage Fund par value is $0.001.

SEE NOTES TO FINANCIAL STATEMENTS.

JPMORGAN U.S. EQUITY MID/SMALL CAP FUNDS86

ANNUAL REPORT DECEMBER 31

2005

STATEMENT OF ASSETS
AND LIABILITIES (CONTINUED)  AS OF DECEMBER 31, 2005

(Amounts in thousands, except per share amounts)

	Mid Cap Value Fund	Small Cap Core Fund**	Small Cap Equity Fund	U.S. Small Company Fund	Value Advantage Fund
ASSETS:
Investments in non-affiliates, at value	$7,175,313	$992,312	$561,933	$167,308	$98,895
Investments in affiliates, at value	434,249	19,411	24,904	1,656	4,141
Repurchase agreements, at value	—	—	—	25,872	—
Total investment securities, at value	7,609,562	1,011,723	586,837	194,836	103,036
Cash	442	40	35	283	273
Receivables:
Investment securities sold	509	889	—	2,493	—
Fund shares sold	14,616	795	2,545	445	1,654
Interest and dividends	13,191	882	559	171	218
Prepaid expenses and other assets	—	—	—	—	1
Total Assets	7,638,320	1,014,329	589,976	198,228	105,182
LIABILITIES:
Payables:
Investment securities purchased	166,258	—	10,425	—	803
Collateral for securities lending program	417,693	197,606	97,572	38,777	—
Fund shares redeemed	31,316	160	891	10,558	82
Variation margin on futures contracts	—	48	—	14	—
Accrued liabilities:
Investment advisory fees	2,534	460	266	66	45
Administration fees	572	58	15	13	6
Shareholder servicing fees	1,094	22	50	18	21
Distribution fees	1,284	—	62	—	44
Custodian and accounting fees	47	24	8	33	16
Trustees' fees - deferred compensation plan	2	16	25	1	—	(a)
Other	717	30	120	55	—
Total Liabilities	621,517	198,424	109,434	49,535	1,017
NET ASSETS:	$7,016,803	$815,905	$480,542	$148,693	$104,165

  (a)  Amount rounds to less than $1,000.

  **  Prior to February 19, 2005, the Fund was named Trust Small Cap Equity.

SEE NOTES TO FINANCIAL STATEMENTS.

JPMORGAN U.S. EQUITY MID/SMALL CAP FUNDS87

JPMorgan Funds

STATEMENT OF ASSETS
AND LIABILITIES (CONTINUED)  AS OF DECEMBER 31, 2005

(Amounts in thousands, except per share amounts)

	Mid Cap Value Fund	Small Cap Core Fund**	Small Cap Equity Fund	U.S. Small Company Fund	Value Advantage Fund
NET ASSETS:
Paid in capital	$6,244,958	$743,912	$378,979	$122,763	$102,272
Accumulated undistributed (distributions in excess of) net investment income	(2)	(17)	(15)	236	23
Accumulated net realized gains (losses) from investments and futures	34,891	(2,006)	3,159	675	(458)
Net unrealized appreciation (depreciation) from investments and futures	736,956	74,016	98,419	25,019	2,328
Total Net Assets	$7,016,803	$815,905	$480,542	$148,693	$104,165
Net Assets:
Class A	$2,822,767	$—	$209,321	$—	$45,163
Class B	$233,396	$—	$17,106	$—	$—
Class C	$822,366	$—	$10,678	$—	$55,875
Select Class	$1,222,881	$815,905	$243,437	$102,003	$3,107
Institutional Class	$1,915,393	$—	$—	$46,690	$20
Total	$7,016,803	$815,905	$480,542	$148,693	$104,165
Outstanding units of beneficial interest (shares) ($0.0001/$0.001(c) par value; unlimited number of shares authorized):
Class A	121,229	—	7,958	—	2,844
Class B	10,212	—	730	—	—
Class C	35,909	—	456	—	3,525
Select Class	52,164	18,547	8,642	7,886	195
Institutional Class	81,228	—	—	3,611	1
Total	300,742	18,547	17,786	11,497	6,565

  **  Prior to February 19, 2005, the Fund was named Trust Small Cap Equity.

  (c)  For Mid Cap Value Fund par value is $0.001.

SEE NOTES TO FINANCIAL STATEMENTS.

JPMORGAN U.S. EQUITY MID/SMALL CAP FUNDS88

ANNUAL REPORT DECEMBER 31

2005

STATEMENT OF ASSETS
AND LIABILITIES (CONTINUED)  AS OF DECEMBER 31, 2005

(Amounts in thousands, except per share amounts)

	Mid Cap Value Fund	Small Cap Core Fund**	Small Cap Equity Fund	U.S. Small Company Fund	Value Advantage Fund
NET ASSET VALUE:
Class A - Redemption price per share	$23.28	$—	$26.30	$—	$15.88
Class B - Offering price per share (a)	$22.86	$—	$23.44	$—	$—
Class C - Offering price per share (a)	$22.90	$—	$23.43	$—	$15.85
Select Class - Offering and redemption price per share	$23.44	$43.99	$28.17	$12.94	$15.91
Institutional Class - Offering and redemption price per share	$23.58	$—	$—	$12.93	$15.83
Class A maximum sales charge	5.25%	—	5.25%	—	5.25%
Class A Maximum Public Offering Price Per Share (net asset value per share/100% - maximum sales charge)	$24.57	$—	$27.76	$—	$16.76
Cost of investments	$6,872,606	$937,329	$488,418	$169,761	$100,708
Market value of securities on loan	$407,858	$191,941	$94,938	$37,571	$—

  (a)  Redemption price for Class B and Class C Shares varies based upon length of time the shares are held.

  **  Prior to February 19, 2005, the Fund was named Trust Small Cap Equity.

SEE NOTES TO FINANCIAL STATEMENTS.

JPMORGAN U.S. EQUITY MID/SMALL CAP FUNDS89

JPMorgan Funds

STATEMENT OF
OPERATIONS  FOR THE PERIOD ENDED DECEMBER 31, 2005

(Amounts in thousands)

	Capital Growth Fund	Dynamic Small Cap Fund	Growth Advantage Fund(c)	Micro Cap Fund(d)		Mid Cap Equity Fund
INVESTMENT INCOME:
Dividend income	$3,549	$352	$260	$1		$2,758
Dividend income from affiliates (a)	451	124	20	1		215
Income from securities lending (net)	91	121	8	—		15
Foreign taxes withheld	(6)	(2)	(1)	—		(5)
Total investment income	4,085	595	287	2		2,983
EXPENSES:
Investment advisory fees	2,864	1,143	344	11		1,633
Administration fees	798	197	59	1		280
Distribution fees:
Class A	1,098	176	126	—	(b)	—
Class B	298	388	20	—		—
Class C	84	279	—	1		—
Shareholder servicing fees:
Class A	1,098	177	126	—	(b)	—
Class B	99	129	6	—		—
Class C	28	93	—	—	(b)	—
Select Class	565	41	—	2		628
Custodian and accounting fees	64	45	41	5		50
Interest expense	—	1	1	—		6
Professional fees	52	44	43	22		40
Trustees' fees	13	3	1	—	(b)	3
Printing and mailing costs	108	72	46	1		25
Registration and filing fees	58	52	18	1		17
Transfer agent fees	754	493	86	2		17
Other	26	1	25	1		14
Total expenses	8,007	3,334	942	47		2,713
Less amounts waived	—	(264)	(208)	(14)		(444)
Less earnings credits	(2)	(2)	— (b)	—		(2)
Less expense reimbursements	(1)	—	—	(20)		—
Net expenses	8,004	3,068	734	13		2,267
Net Investment Income (Loss)	(3,919)	(2,473)	(447)	(11)		716

  (b)  Amount rounds to less than $1,000.

  (c)  Prior to August 17, 2005, the Fund was named Mid Cap Growth Fund

(d)  Commencement of operations was October 31, 2005.

SEE NOTES TO FINANCIAL STATEMENTS.

JPMORGAN U.S. EQUITY MID/SMALL CAP FUNDS90

ANNUAL REPORT DECEMBER 31

2005

STATEMENT OF
OPERATIONS (CONTINUED)  FOR THE PERIOD ENDED DECEMBER 31, 2005

(Amounts in thousands)

	Capital Growth Fund	Dynamic Small Cap Fund	Growth Advantage Fund(b)	Micro Cap Fund(c)	Mid Cap Equity Fund
REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments	$55,475	$16,807	$8,398	$43	$25,609
Change in net unrealized appreciation (depreciation) of:
Investments	19,484	(6,041)	(2,867)	126	(2,188)
Net realized/unrealized gains (losses)	74,959	10,766	5,531	169	23,421
Change in net assets resulting from operations	$71,040	$8,293	$5,084	$158	$24,137
(a) Includes reimbursements of investment advisory, administration and shareholder servicing fees	$23	$7	$1	$—	$12

  (b)  Prior to August 17, 2005, the Fund was named Mid Cap Growth Fund

  (c)  Commencement of operations was October 31, 2005.

SEE NOTES TO FINANCIAL STATEMENTS.

JPMORGAN U.S. EQUITY MID/SMALL CAP FUNDS91

JPMorgan Funds

STATEMENT OF
OPERATIONS (CONTINUED)  FOR THE PERIOD ENDED DECEMBER 31, 2005

(Amounts in thousands)

	Mid Cap Value Fund	Small Cap Core Fund(c)	Small Cap Equity Fund	U.S. Small Company Fund	Value Advantage Fund(d)
INVESTMENT INCOME:
Dividend income	$97,448	$8,461	$3,618	$2,010	$782
Dividend income from affiliates (a)	7,596	689	532	106	110
Interest income	—	60	—	9	—
Income from securities lending (net)	394	685	74	20	—
Foreign taxes withheld	(161)	(12)	—	(3)	—
Total investment income	105,277	9,883	4,224	2,142	892
EXPENSES:
Investment advisory fees	38,675	5,386	2,610	1,073	259
Administration fees	6,479	929	446	202	42
Distribution fees:
Class A	5,680	—	403	—	41
Class B	1,645	—	109	—	—
Class C	5,575	—	27	—	164
Shareholder servicing fees:
Class A	5,680	—	403	—	41
Class B	548	—	37	—	—
Class C	1,858	—	9	—	54
Select Class	2,533	2,072	555	292	4
Institutional Class	1,659	—	—	62	— (b)
Custodian and accounting fees	319	144	29	138	51
Interest expense	—	—	1	2	—
Professional fees	161	56	54	53	59
Trustees' fees	61	12	9	2	1
Printing and mailing costs	884	39	71	24	26
Registration and filing fees	878	113	53	33	80
Transfer agent fees	4,509	10	284	42	23
Other	360	30	37	10	7
Total expenses	77,504	8,791	5,137	1,933	852
Less amounts waived	(9,500)	(2,157)	(729)	(235)	(140)
Less earnings credits	(16)	(4)	(1)	—	(14)
Less expense reimbursements	(18)	—	—	—	(97)
Net expenses	67,970	6,630	4,407	1,698	601
Net Investment Income (Loss)	37,307	3,253	(183)	444	291

  (b)  Amount rounds to less than $1,000.

  (c)  Prior to February 19, 2005, the Fund was named Trust Small Cap Equity.

  (d)  Commencement of operations was March 1, 2005.

SEE NOTES TO FINANCIAL STATEMENTS.

JPMORGAN U.S. EQUITY MID/SMALL CAP FUNDS92

ANNUAL REPORT DECEMBER 31

2005

STATEMENT OF
OPERATIONS (CONTINUED)  FOR THE PERIOD ENDED DECEMBER 31, 2005

(Amounts in thousands)

	Mid Cap Value Fund	Small Cap Core Fund(b)	Small Cap Equity Fund	U.S. Small Company Fund	Value Advantage Fund(c)
REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments	$196,320	$11,584	$41,601	$14,189	$663
Futures	—	241	—	75	—
Change in net unrealized appreciation (depreciation) of:
Investments	287,118	13,706	7,373	(8,794)	2,328
Futures	—	(1,024)	—	(179)	—
Net realized/unrealized gains (losses)	483,438	24,507	48,974	5,291	2,991
Change in net assets resulting from operations	$520,745	$27,760	$48,791	$5,735	$3,282
(a) Includes reimbursements of investment advisory, administration and shareholder servicing fees	$420	$38	$29	$6	$5

  (b)  Prior to February 19, 2005, the Fund was named Trust Small Cap Equity.

  (c)  Commencement of operations was March 1, 2005.

SEE NOTES TO FINANCIAL STATEMENTS.

JPMORGAN U.S. EQUITY MID/SMALL CAP FUNDS93

JPMorgan Funds

STATEMENT OF CHANGES
IN NET ASSETS  FOR THE PERIODS INDICATED

(Amounts in thousands)

	Capital Growth		Dynamic Small Cap
	Year Ended 12/31/2005	Year Ended 12/31/2004	Year Ended 12/31/2005	Year Ended 12/31/2004
CHANGE IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$(3,919)	$(3,194)	$(2,473)	$(2,722)
Net realized gain (loss) on investments and futures	55,475	84,582	16,807	37,317
Change in net unrealized appreciation (depreciation) of investments and futures	19,484	(5,839)	(6,041)	(18,399)
Change in net assets resulting from operations	71,040	75,549	8,293	16,196
DISTRIBUTIONS TO SHAREHOLDERS:
Class A Shares
From net investment income	—	—	—	—
From net realized gains	(34,577)	(53,171)	(5,187)	—
Class B Shares
From net investment income	—	—	—	—
From net realized gains	(2,960)	(6,588)	(3,103)	—
Class C Shares
From net investment income	—	—	—	—
From net realized gains	(1,296)	(947)	(3,097)	—
Select Class Shares
From net investment income	—	—	—	—
From net realized gains	(18,489)	(1,142)	(1,484)	—
Total distributions to shareholders	(57,322)	(61,848)	(12,871)	—
CAPITAL TRANSACTIONS:
Change in net assets from capital transactions	229,735	47,795	(4,922)	(15,717)
NET ASSETS:
Change in net assets	243,453	61,496	(9,500)	479
Beginning of period	542,027	480,531	191,844	191,365
End of period	$785,480	$542,027	$182,344	$191,844
Accumulated undistributed (distributions in excess of) net investment income	$(42)	$(43)	$(6)	$(7)

SEE NOTES TO FINANCIAL STATEMENTS.

JPMORGAN U.S. EQUITY MID/SMALL CAP FUNDS94

ANNUAL REPORT DECEMBER 31

2005

STATEMENT OF CHANGES
IN NET ASSETS (CONTINUED)  FOR THE PERIODS INDICATED

(Amounts in thousands)

	Growth Advantage Fund(a)		Micro Cap Fund
	Year Ended 12/31/2005	Year Ended 12/31/2004	Period Ended 12/31/2005(b)
CHANGE IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$(447)	$(374)	$(11)
Net realized gain (loss) on investments and futures	8,398	10,011	43
Change in net unrealized appreciation (depreciation) of investments and futures	(2,867)	(582)	126
Change in net assets resulting from operations	5,084	9,055	158
CAPITAL TRANSACTIONS:
Change in net assets from capital transactions	(6,370)	(12,240)	5,000
NET ASSETS:
Change in net assets	(1,286)	(3,185)	5,158
Beginning of period	57,382	60,567	—
End of period	$56,096	$57,382	$5,158
Accumulated undistributed (distributions in excess of) net investment income	$(1)	$(1)	$— (c)

  (a)  Prior to August 17, 2005, the Fund was named Mid Cap Growth Fund.

  (b)  Commencement of operations was October 31, 2005.

  (c)  Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

JPMORGAN U.S. EQUITY MID/SMALL CAP FUNDS95

JPMorgan Funds

STATEMENT OF CHANGES
IN NET ASSETS (CONTINUED)  FOR THE PERIODS INDICATED

(Amounts in thousands)

	Mid Cap Equity Fund		Mid Cap Value Fund
	Year Ended 12/31/2005	Year Ended 12/31/2004	Year Ended 12/31/2005	Year Ended 12/31/2004
CHANGE IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$716	$643	$37,307	$8,301
Net realized gain (loss) on investments and futures	25,609	28,575	196,320	68,273
Change in net unrealized appreciation (depreciation) of investments and futures	(2,188)	8,854	287,118	344,403
Change in net assets resulting from operations	24,137	38,072	520,745	420,977
DISTRIBUTIONS TO SHAREHOLDERS:
Class A Shares
From net investment income	—	—	(14,169)	(2,344)
From net realized gains	—	—	(72,188)	(16,897)
Class B Shares
From net investment income	—	—	—	—
From net realized gains	—	—	(6,168)	(2,288)
Class C Shares
From net investment income	—	—	(12)	—
From net realized gains	—	—	(21,631)	(6,079)
Select Class Shares
From net investment income	(705)	(627)	(8,387)	(1,398)
From net realized gains	(27,072)	(23,640)	(31,358)	(5,785)
Institutional Class Shares
From net investment income	—	—	(17,025)	(4,851)
From net realized gains	—	—	(48,603)	(15,152)
Total distributions to shareholders	(27,777)	(24,267)	(219,541)	(54,794)
CAPITAL TRANSACTIONS:
Change in net assets from capital transactions	45,115	19,236	3,026,845	2,466,242
NET ASSETS:
Change in net assets	41,475	33,041	3,328,049	2,832,425
Beginning of period	227,107	194,066	3,688,754	856,329
End of period	$268,582	$227,107	$7,016,803	$3,688,754
Accumulated undistributed (distributions in excess of) net investment income	$5	$(6)	$(2)	$(10)

SEE NOTES TO FINANCIAL STATEMENTS.

JPMORGAN U.S. EQUITY MID/SMALL CAP FUNDS96

ANNUAL REPORT DECEMBER 31

2005

STATEMENT OF CHANGES
IN NET ASSETS (CONTINUED)  FOR THE PERIODS INDICATED

(Amounts in thousands)

	Small Cap Core Fund(a)		Small Cap Equity Fund
	Year Ended 12/31/2005	Year Ended 12/31/2004	Year Ended 12/31/2005	Year Ended 12/31/2004
CHANGE IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$3,253	$920	$(183)	$(1,977)
Net realized gain (loss) on investments and futures	11,825	100,058	41,601	276,109
Change in net unrealized appreciation (depreciation) of investments and futures	12,682	(27,707)	7,373	(93,478)
Change in net assets resulting from operations	27,760	73,271	48,791	180,654
DISTRIBUTIONS TO SHAREHOLDERS:
Class A Shares
From net investment income	—	—	—	—
From net realized gains	—	—	(23,198)	(16,153)
Class B Shares
From net investment income	—	—	—	—
From net realized gains	—	—	(2,173)	(2,612)
Class C Shares
From net investment income	—	—	—	—
From net realized gains	—	—	(1,082)	—
Select Class Shares
From net investment income	(3,562)	(605)	—	—
From net realized gains	(18,037)	(87,711)	(26,717)	(93,537)
Total distributions to shareholders	(21,599)	(88,316)	(53,170)	(112,302)
CAPITAL TRANSACTIONS:
Change in net assets from capital transactions	(93,994)	532,830	128,051	(457,947)
NET ASSETS:
Change in net assets	(87,833)	517,785	123,672	(389,595)
Beginning of period	903,738	385,953	356,870	746,465
End of period	$815,905	$903,738	$480,542	$356,870
Accumulated undistributed (distributions in excess of) net investment income	$(17)	$249	$(15)	$(8)

  (a)  Prior to February 19, 2005, the Fund was named Trust Small Cap Equity.

SEE NOTES TO FINANCIAL STATEMENTS.

JPMORGAN U.S. EQUITY MID/SMALL CAP FUNDS97

JPMorgan Funds

STATEMENT OF CHANGES
IN NET ASSETS (CONTINUED)  FOR THE PERIODS INDICATED

(Amounts in thousands)

	U.S. Small Company Fund		Value Advantage Fund
	Year Ended 12/31/2005	Year Ended 12/31/2004	Period Ended 12/31/2005(a)
CHANGE IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$444	$(249)	$291
Net realized gain (loss) on investments and futures	14,264	89,186	663
Change in net unrealized appreciation (depreciation) of investments and futures	(8,973)	(62,529)	2,328
Change in net assets resulting from operations	5,735	26,408	3,282
DISTRIBUTIONS TO SHAREHOLDERS:
Class A Shares
From net investment income	—	—	(169)
From net realized gains	—	—	(477)
Class C Shares
From net investment income	—	—	(93)
From net realized gains	—	—	(609)
Select Class Shares
From net investment income	(57)	—	(14)
From net realized gains	(11,711)	(15,506)	(35)
Institutional Class Shares
From net investment income	(105)	—	— (b)
From net realized gains	(4,879)	(12,738)	— (b)
Total distributions to shareholders	(16,752)	(28,244)	(1,397)
CAPITAL TRANSACTIONS:
Change in net assets from capital transactions	(51,097)	(126,815)	102,280
NET ASSETS:
Change in net assets	(62,114)	(128,651)	104,165
Beginning of period	210,807	339,458	—
End of period	$148,693	$210,807	$104,165
Accumulated undistributed (distributions in excess of) net investment income	$236	$3	$23

  (a)  Commencement of operations was March 1, 2005.

  (b)  Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

JPMORGAN U.S. EQUITY MID/SMALL CAP FUNDS98

ANNUAL REPORT DECEMBER 31

2005

STATEMENT OF CHANGES
IN NET ASSETS (CONTINUED)  FOR THE PERIODS INDICATED

(Amounts in thousands)

	Capital Growth		Dynamic Small Cap
	Year Ended 12/31/2005	Year Ended 12/31/2004	Year Ended 12/31/2005	Year Ended 12/31/2004
CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$67,593	$40,060	$24,711	$27,956
Dividends reinvested	32,128	49,434	4,256	—
Cost of shares redeemed	(89,342)	(73,060)	(36,245)	(38,856)
Change in net assets from Class A capital transactions	$10,379	$16,434	$(7,278)	$(10,900)
Class B Shares
Proceeds from shares issued	$5,581	$3,364	$11,910	$11,257
Dividends reinvested	2,560	5,878	1,792	—
Cost of shares redeemed	(25,134)	(20,517)	(33,000)	(16,973)
Change in net assets from Class B capital transactions	$(16,993)	$(11,275)	$(19,298)	$(5,716)
Class C Shares
Proceeds from shares issued	$10,804	$3,881	$22,694	$19,086
Dividends reinvested	754	426	310	—
Cost of shares redeemed	(1,654)	(1,053)	(13,026)	(10,644)
Change in net assets from Class C capital transactions	$9,904	$3,254	$9,978	$8,442
Select Class Shares
Proceeds from shares issued	$233,983	$39,557	$18,995	$7,516
Dividends reinvested	17,941	1,140	458	—
Cost of shares redeemed	(25,479)	(1,315)	(7,777)	(15,059)
Change in net assets from Select Class capital transactions	$226,445	$39,382	$11,676	$(7,543)

SEE NOTES TO FINANCIAL STATEMENTS.

JPMORGAN U.S. EQUITY MID/SMALL CAP FUNDS99

JPMorgan Funds

STATEMENT OF CHANGES
IN NET ASSETS (CONTINUED)  FOR THE PERIODS INDICATED

(Amounts in thousands)

	Growth Advantage(a)		Micro Cap
	Year Ended 12/31/2005	Year Ended 12/31/2004	Period Ended 12/31/2005(b)
CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$9,235	$2,220	$500
Dividends reinvested	—	—	—
Cost of shares redeemed	(13,879)	(13,954)	—
Change in net assets from Class A capital transactions	$(4,644)	$(11,734)	$500
Class B Shares
Proceeds from shares issued	$448	$194	$—
Dividends reinvested	—	—	—
Cost of shares redeemed	(2,174)	(700)	—
Change in net assets from Class B capital transactions	$(1,726)	$(506)	$—
Class C Shares
Proceeds from shares issued	$—	$—	$500
Dividends reinvested	—	—	—
Cost of shares redeemed	—	—	—
Change in net assets from Class C capital transactions	$—	$—	$500
Select Class Shares
Proceeds from shares issued	$—	$—	$4,000
Dividends reinvested	—	—	—
Cost of shares redeemed	—	—	—
Change in net assets from Select Class capital transactions	$—	$—	$4,000

  (a)  Prior to August 17, 2005, the Fund was named Mid Cap Growth Fund.

  (b)  Commencement of operations was October 31, 2005.

SEE NOTES TO FINANCIAL STATEMENTS.

JPMORGAN U.S. EQUITY MID/SMALL CAP FUNDS100

ANNUAL REPORT DECEMBER 31

2005

STATEMENT OF CHANGES
IN NET ASSETS (CONTINUED)  FOR THE PERIODS INDICATED

(Amounts in thousands)

	Mid Cap Equity		Mid Cap Value
	Year Ended 12/31/2005	Year Ended 12/31/2004	Year Ended 12/31/2005	Year Ended 12/31/2004
CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$—	$—	$1,806,575	$1,033,844
Dividends reinvested	—	—	75,171	16,217
Cost of shares redeemed	—	—	(504,110)	(122,265)
Change in net assets from Class A capital transactions	$—	$—	$1,377,636	$927,796
Class B Shares
Proceeds from shares issued	$—	$—	$68,631	$93,272
Dividends reinvested	—	—	4,936	1,863
Cost of shares redeemed	—	—	(25,007)	(9,647)
Change in net assets from Class B capital transactions	$—	$—	$48,560	$85,488
Class C Shares
Proceeds from shares issued	$—	$—	$344,689	$348,253
Dividends reinvested	—	—	14,623	4,102
Cost of shares redeemed	—	—	(59,221)	(16,865)
Change in net assets from Class C capital transactions	$—	$—	$300,091	$335,490
Select Class Shares
Proceeds from shares issued	$111,814	$57,714	$868,591	$405,562
Dividends reinvested	13,373	17,555	22,433	4,698
Cost of shares redeemed	(80,072)	(56,033)	(211,875)	(43,384)
Change in net assets from Select Class capital transactions	$45,115	$19,236	$679,149	$366,876
Institutional Class Shares
Proceeds from shares issued	$—	$—	$988,690	$848,157
Dividends reinvested	—	—	49,428	14,335
Cost of shares redeemed	—	—	(416,709)	(111,900)
Change in net assets from Institutional Class capital transactions	$—	$—	$621,409	$750,592

SEE NOTES TO FINANCIAL STATEMENTS.

JPMORGAN U.S. EQUITY MID/SMALL CAP FUNDS101

JPMorgan Funds

STATEMENT OF CHANGES
IN NET ASSETS (CONTINUED)  FOR THE PERIODS INDICATED

(Amounts in thousands)

	Small Cap Core(a)		Small Cap Equity
	Year Ended 12/31/2005	Year Ended 12/31/2004	Year Ended 12/31/2005	Year Ended 12/31/2004
CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$—	$—	$118,256	$52,477
Dividends reinvested	—	—	21,186	14,234
Cost of shares redeemed	—	—	(55,772)	(33,952)
Change in net assets from Class A capital transactions	$—	$—	$83,670	$32,759
Class B Shares
Proceeds from shares issued	$—	$—	$7,244	$2,578
Dividends reinvested	—	—	1,784	2,411
Cost of shares redeemed	—	—	(8,133)	(11,902)
Change in net assets from Class B capital transactions	$—	$—	$895	$(6,913)
Class C Shares(b)
Proceeds from shares issued	$—	$—	$11,282	$—
Dividends reinvested	—	—	812	—
Cost of shares redeemed	—	—	(851)	—
Change in net assets from Class C capital transactions	$—	$—	$11,243	$—
Select Class Shares
Proceeds from shares issued	$75,594	$640,372	$106,805	$141,242
Dividends reinvested	18,140	76,052	21,272	88,631
Cost of shares redeemed	(187,728)	(183,594)	(95,834)	(195,648)
Redemption in-kind	—	—	—	(518,018)
Change in net assets from Select Class capital transactions	$(93,994)	$532,830	$32,243	$(483,793)
Institutional Class Shares
Proceeds from shares issued	$—	$—	$—	$—
Dividends reinvested	—	—	—	—
Cost of shares redeemed	—	—	—	—
Change in net assets from Institutional Class capital transactions	$—	$—	$—	$—

  (a)  Prior to February 19, 2005, the Fund was named Trust Small Cap Equity.

  (b)  Commencement of operations for Class C Shares, February 19, 2005.

SEE NOTES TO FINANCIAL STATEMENTS.

JPMORGAN U.S. EQUITY MID/SMALL CAP FUNDS102

ANNUAL REPORT DECEMBER 31

2005

STATEMENT OF CHANGES
IN NET ASSETS (CONTINUED)  FOR THE PERIODS INDICATED

(Amounts in thousands)

	U.S. Small Company		Value Advantage
	Year Ended 12/31/2005	Year Ended 12/31/2004	Period Ended 12/31/2005(a)
CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$—	$—	$46,450
Dividends reinvested	—	—	490
Cost of shares redeemed	—	—	(2,464)
Change in net assets from Class A capital transactions	$—	$—	$44,476
Class B Shares
Proceeds from shares issued	$—	$—	$—
Dividends reinvested	—	—	—
Cost of shares redeemed	—	—	—
Change in net assets from Class B capital transactions	$—	$—	$—
Class C Shares(a)
Proceeds from shares issued	$—	$—	$56,580
Dividends reinvested	—	—	487
Cost of shares redeemed	—	—	(2,231)
Change in net assets from Class C capital transactions	$—	$—	$54,836
Select Class Shares
Proceeds from shares issued	$39,707	$21,554	$3,524
Dividends reinvested	9,746	13,051	45
Cost of shares redeemed	(61,397)	(97,302)	(584)
Change in net assets from Select Class capital transactions	$(11,944)	$(62,697)	$2,985
Institutional Class Shares
Proceeds from shares issued	$15,205	$21,366	$520
Dividends reinvested	2,776	6,203	1
Cost of shares redeemed	(57,134)	(91,687)	(538)
Change in net assets from Institutional Class capital transactions	$(39,153)	$(64,118)	$(17)

  (a)  Commencement of operations was March 1, 2005.

SEE NOTES TO FINANCIAL STATEMENTS.

JPMORGAN U.S. EQUITY MID/SMALL CAP FUNDS103

JPMorgan Funds

STATEMENT OF CHANGES
IN NET ASSETS (CONTINUED)  FOR THE PERIODS INDICATED

(Amounts in thousands)

	Capital Growth		Dynamic Small Cap
	Year Ended 12/31/2005	Year Ended 12/31/2004	Year Ended 12/31/2005	Year Ended 12/31/2004
SHARE TRANSACTIONS:
Class A Shares
Issued	1,741	1,024	1,339	1,634
Reinvested	816	1,303	233	—
Redeemed	(2,292)	(1,870)	(2,025)	(2,293)
Change in Class A Shares	265	457	(453)	(659)
Class B Shares
Issued	154	91	695	693
Reinvested	71	167	105	—
Redeemed	(701)	(558)	(1,905)	(1,057)
Change in Class B Shares	(476)	(300)	(1,105)	(364)
Class C Shares
Issued	302	107	1,329	1,186
Reinvested	21	12	18	—
Redeemed	(46)	(29)	(764)	(673)
Change in Class C Shares	277	90	583	513
Select Class Shares
Issued	5,804	969	1,033	427
Reinvested	432	29	24	—
Redeemed	(627)	(33)	(412)	(859)
Change in Select Class Shares	5,609	965	645	(432)

SEE NOTES TO FINANCIAL STATEMENTS.

JPMORGAN U.S. EQUITY MID/SMALL CAP FUNDS104

ANNUAL REPORT DECEMBER 31

2005

STATEMENT OF CHANGES
IN NET ASSETS (CONTINUED)  FOR THE PERIODS INDICATED

(Amounts in thousands)

	Growth Advantage(a)		Micro Cap
	Year Ended 12/31/2005	Year Ended 12/31/2004	Period Ended 12/31/2005(b)
SHARE TRANSACTIONS:
Class A Shares
Issued	1,479	433	33
Reinvested	—	—	—
Redeemed	(2,348)	(2,687)	—
Change in Class A Shares	(869)	(2,254)	33
Class B Shares
Issued	80	39	—
Reinvested	—	—	—
Redeemed	(374)	(140)	—
Change in Class B Shares	(294)	(101)	—
Class C Shares
Issued	—	—	33
Reinvested	—	—	—
Redeemed	—	—	—
Change in Class C Shares	—	—	33
Select Class Shares
Issued	—	—	267
Reinvested	—	—	—
Redeemed	—	—	—
Change in Select Class Shares	—	—	267

  (a)  Prior to August 17, 2005, the Fund was named Mid Cap Growth Fund.

  (b)  Commencement of operations was October 31, 2005.

SEE NOTES TO FINANCIAL STATEMENTS.

JPMORGAN U.S. EQUITY MID/SMALL CAP FUNDS105

JPMorgan Funds

STATEMENT OF CHANGES
IN NET ASSETS (CONTINUED)  FOR THE PERIODS INDICATED

(Amounts in thousands)

	Mid Cap Equity		Mid Cap Value
	Year Ended 12/31/2005	Year Ended 12/31/2004	Year Ended 12/31/2005	Year Ended 12/31/2004
SHARE TRANSACTIONS:
Class A Shares
Issued	—	—	79,449	51,027
Reinvested	—	—	3,191	746
Redeemed	—	—	(21,858)	(6,071)
Change in Class A Shares	—	—	60,782	45,702
Class B Shares
Issued	—	—	3,118	4,666
Reinvested	—	—	214	87
Redeemed	—	—	(1,112)	(488)
Change in Class B Shares	—	—	2,220	4,265
Class C Shares
Issued	—	—	15,649	17,330
Reinvested	—	—	632	192
Redeemed	—	—	(2,624)	(851)
Change in Class C Shares	—	—	13,657	16,671
Select Class Shares
Issued	3,314	1,752	38,506	19,743
Reinvested	399	536	944	215
Redeemed	(2,361)	(1,693)	(9,156)	(2,172)
Change in Select Class Shares	1,352	595	30,294	17,786
Institutional Class Shares
Issued	—	—	42,976	41,530
Reinvested	—	—	2,069	652
Redeemed	—	—	(18,290)	(5,510)
Change in Institutional Class Shares	—	—	26,755	36,672

SEE NOTES TO FINANCIAL STATEMENTS.

JPMORGAN U.S. EQUITY MID/SMALL CAP FUNDS106

ANNUAL REPORT DECEMBER 31

2005

STATEMENT OF CHANGES
IN NET ASSETS (CONTINUED)  FOR THE PERIODS INDICATED

(Amounts in thousands)

	Small Cap Core(a)		Small Cap Equity
	Year Ended 12/31/2005	Year Ended 12/31/2004	Year Ended 12/31/2005	Year Ended 12/31/2004
SHARE TRANSACTIONS:
Class A Shares
Issued	—	—	4,355	1,991
Reinvested	—	—	784	548
Redeemed	—	—	(2,049)	(1,334)
Change in Class A Shares	—	—	3,090	1,205
Class B Shares
Issued	—	—	294	108
Reinvested	—	—	74	102
Redeemed	—	—	(338)	(500)
Change in Class B Shares	—	—	30	(290)
Class C Shares(b)
Issued	—	—	454	—
Reinvested	—	—	34	—
Redeemed	—	—	(32)	—
Change in Class C Shares	—	—	456	—
Select Class Shares
Issued	1,766	14,251	3,737	5,240
Reinvested	407	1,769	737	3,235
Redeemed	(4,422)	(3,918)	(3,391)	(7,291)
Redemption in-kind	—	—	—	(18,885)
Change in Select Class Shares	(2,249)	12,102	1,083	(17,701)
Institutional Class Shares
Issued	—	—	—	—
Reinvested	—	—	—	—
Redeemed	—	—	—	—
Change in Institutional Class Shares	—	—	—	—

  (a)  Prior to February 19, 2005, the Fund was named Trust Small Cap Equity.

  (b)  Commencement of Class C Shares, February 19, 2005.

SEE NOTES TO FINANCIAL STATEMENTS.

JPMORGAN U.S. EQUITY MID/SMALL CAP FUNDS107

JPMorgan Funds

STATEMENT OF CHANGES
IN NET ASSETS (CONTINUED)  FOR THE PERIODS INDICATED

(Amounts in thousands)

U.S. Small Company		Value Advantage
	Year Ended 12/31/2005	Year Ended 12/31/2004	Period Ended 12/31/2005(a)
SHARE TRANSACTIONS:
Class A Shares
Issued	—	—	2,969
Reinvested	—	—	31
Redeemed	—	—	(156)
Change in Class A Shares	—	—	2,844
Class B Shares
Issued	—	—	—
Reinvested	—	—	—
Redeemed	—	—	—
Change in Class B Shares	—	—	—
Class C Shares(a)
Issued	—	—	3,635
Reinvested	—	—	31
Redeemed	—	—	(141)
Change in Class C Shares	—	—	3,525
Select Class Shares
Issued	3,118	1,535	229
Reinvested	736	962	2
Redeemed	(4,604)	(7,032)	(36)
Change in Select Class Shares	(750)	(4,535)	195
Institutional Class Shares
Issued	1,169	1,563	34
Reinvested	209	458	— (b)
Redeemed	(4,435)	(6,617)	(33)
Change in Institutional Class Shares	(3,057)	(4,596)	1

  (a)  Commencement of operations was March 1, 2005.

  (b)  Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

JPMORGAN U.S. EQUITY MID/SMALL CAP FUNDS108

THIS PAGE IS INTENTIONALLY LEFT BLANK

JPMORGAN U.S. EQUITY MID/SMALL CAP FUNDS109

JPMorgan Funds

FINANCIAL HIGHLIGHTS

Class A

	Per share operating performance:
		Investment operations:				Distributions:
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gains	Total distributions	Net asset value, end of period	Total return (excludes sales charge) (h)(i)
CAPITAL GROWTH FUND(a)
Year Ended December 31, 2005	$38.51	(0.23	)(d)	3.95	3.72	—	(3.10)	(3.10)	$39.13	9.77%
Year Ended December 31, 2004	$37.47	(0.24	)(d)	6.49	6.25	—	(5.21)	(5.21)	$38.51	16.90%
Year Ended December 31, 2003	$28.60	(0.34	)(d)	10.61	10.27	—	(1.40)	(1.40)	$37.47	36.10%
Year Ended December 31, 2002	$40.10	(0.38	)(d)	(10.86)	(11.24)	—	(0.26)	(0.26)	$28.60	(28.04)%
November 1, 2001 Through December 31, 2001(c)	$35.37	(0.03)		4.76	4.73	—	—	—	$40.10	13.37%
Year Ended October 31, 2001	$47.91	(0.19	)(d)	(6.87)	(7.06)	—	(5.48)	(5.48)	$35.37	(15.86)%
DYNAMIC SMALL CAP FUND
Year Ended December 31, 2005	$18.46	(0.21	)(d)	1.20	0.99	—	(1.33)	(1.33)	$18.12	5.29%
Year Ended December 31, 2004	$16.81	(0.19	)(d)	1.84	1.65	—	—	—	$18.46	9.82%
Year Ended December 31, 2003	$12.14	(0.16	)(d)	4.83	4.67	—	—	—	$16.81	38.47%
Year Ended December 31, 2002	$15.72	(0.18)		(3.40)	(3.58)	—	—	—	$12.14	(22.77)%
November 1, 2001 Through December 31, 2001(c)	$14.21	(0.03)		1.54	1.51	—	—	—	$15.72	10.63%
Year Ended October 31, 2001	$24.54	(0.24)		(6.71)	(6.95)	—	(3.38)	(3.38)	$14.21	(30.60)%
GROWTH ADVANTAGE FUND(e)
Year Ended December 31, 2005	$5.74	(0.05	)(d)	0.66	0.61	—	—	—	$6.35	10.63%
Year Ended December 31, 2004	$4.91	(0.03	)(d)	0.86	0.83	—	—	—	$5.74	16.90%
Year Ended December 31, 2003	$3.57	(0.04	)(d)	1.38	1.34	—	—	—	$4.91	37.53%
Year Ended December 31, 2002	$5.06	(0.05	)(d)	(1.44)	(1.49)	—	—	—	$3.57	(29.45)%
October 1, 2001 Through December 31, 2001(f)	$4.27	(0.01)		0.80	0.79	—	—	—	$5.06	18.50%
Year Ended September 30, 2001	$12.51	(0.02	)(d)	(8.06)	(8.08)	—	(0.16)	(0.16)	$4.27	(65.10)%
MICRO CAP FUND
October 31, 2005(b) Through December 31, 2005	$15.00	(0.04)		0.51	0.47	—	—	—	$15.47	3.13%

  (a)  Prior to September 10, 2001, Capital Growth Fund invested all of its investable assets in the Capital Growth Portfolio. The portfolio turnover rate disclosed prior to September 10, 2001, is the turnover rate of Capital Growth Portfolio.

  (b)  Commencement of operations.

  (c)  The Fund changed its fiscal year end from 10/31 to 12/31.

  (d)  Calculated based upon average shares outstanding.

  (e)  Prior to August 17, 2005, the Fund was named Mid Cap Growth Fund.

  (f)  The Fund changed its fiscal year end from 9/30 to 12/31.

  (g)  Annualized for periods less than one year.

  (h)  Not annualized for periods less than one year.

  (i)  Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

SEE NOTES TO FINANCIAL STATEMENTS.

JPMORGAN U.S. EQUITY MID/SMALL CAP FUNDS110

ANNUAL REPORT DECEMBER 31

2005

FINANCIAL HIGHLIGHTS

	Ratios/Supplemental data:
		Ratios to average net assets: (g)
	Net assets, end of period (thousands)	Net expenses	Net investment income (loss)	Expenses without waivers reimbursements and earnings credits	Portfolio turnover rate (h)
CAPITAL GROWTH FUND(a)
Year Ended December 31, 2005	$458,716	1.17%	(0.60)%	1.17%	119%
Year Ended December 31, 2004	$441,000	1.35%	(0.61)%	1.37%	122%
Year Ended December 31, 2003	$412,000	1.35%	(1.05)%	1.46%	68%
Year Ended December 31, 2002	$330,000	1.35%	(1.13)%	1.38%	93%
November 1, 2001 Through December 31, 2001(c)	$495,000	1.35%	(0.40)%	1.35%	2%
Year Ended October 31, 2001	$426,000	1.35%	(0.47)%	1.37%	43%
DYNAMIC SMALL CAP FUND
Year Ended December 31, 2005	$75,940	1.50%	(1.16)%	1.67%	143%
Year Ended December 31, 2004	$86,000	1.50%	(1.14)%	1.73%	112%
Year Ended December 31, 2003	$89,000	1.50%	(1.19)%	1.86%	55%
Year Ended December 31, 2002	$82,000	1.50%	(1.20)%	1.82%	52%
November 1, 2001 Through December 31, 2001(c)	$125,000	1.50%	(1.21)%	1.63%	8%
Year Ended October 31, 2001	$120,000	1.50%	(1.13)%	1.64%	57%
GROWTH ADVANTAGE FUND(e)
Year Ended December 31, 2005	$54,737	1.35%	(0.81)%	1.75%	140%
Year Ended December 31, 2004	$54,000	1.35%	(0.61)%	1.79%	118%
Year Ended December 31, 2003	$58,000	1.35%	(1.05)%	1.77%	69%
Year Ended December 31, 2002	$53,000	1.35%	(1.15)%	1.62%	39%
October 1, 2001 Through December 31, 2001(f)	$101,000	1.35%	(0.84)%	1.35%	135%
Year Ended September 30, 2001	$94,000	1.30%	(0.54)%	1.30%	159%
MICRO CAP FUND
October 31, 2005(b) Through December 31, 2005	$516	1.70%	(1.43)%	5.58%	8%

SEE NOTES TO FINANCIAL STATEMENTS.

JPMORGAN U.S. EQUITY MID/SMALL CAP FUNDS111

JPMorgan Funds

FINANCIAL HIGHLIGHTS
(CONTINUED)

Class A (continued)

	Per share operating performance:
		Investment operations:				Distributions:
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gains	Total distributions	Net asset value, end of period	Total return (excludes sales charge) (f)(h)
MID CAP VALUE FUND
Year Ended December 31, 2005	$22.05	0.12	(d)	1.84	1.96	(0.12)	(0.61)	(0.73)	$23.28	8.87%
Year Ended December 31, 2004	$18.62	0.07	(d)	3.71	3.78	(0.04)	(0.31)	(0.35)	$22.05	20.32%
Year Ended December 31, 2003	$14.44	0.09	(d)	4.25	4.34	(0.05)	(0.11)	(0.16)	$18.62	30.07%
Year Ended December 31, 2002	$14.10	0.07	(d)	0.31	0.38	(0.03)	(0.01)	(0.04)	$14.44	2.68%
October 1, 2001 Through December 31, 2001(a)	$13.43	0.02	(d)	1.48	1.50	(0.08)	(0.75)	(0.83)	$14.10	11.20%
April 30, 2001(c) Through September 30, 2001	$14.24	0.04	(d)	(0.85)	(0.81)	—	—	—	$13.43	(5.69)%
SMALL CAP EQUITY FUND
Year Ended December 31, 2005	$26.44	(0.08	)(d)	3.36	3.28	—	(3.42)	(3.42)	$26.30	12.39%
Year Ended December 31, 2004	$24.11	(0.17	)(d)	6.33	6.16	—	(3.83)	(3.83)	$26.44	26.13%
Year Ended December 31, 2003	$17.68	(0.15	)(d)	6.58	6.43	—	—	—	$24.11	36.37%
Year Ended December 31, 2002	$21.53	(0.15	)(d)	(3.57)	(3.72)	—	(0.13)	(0.13)	$17.68	(17.30)%
November 1, 2001 Through December 31, 2001(b)	$19.64	(0.03	)(d)	1.92	1.89	—	—	—	$21.53	9.62%
Year Ended October 31, 2001	$27.89	(0.10)		(4.26)	(4.36)	—	(3.89)	(3.89)	$19.64	(16.62)%
VALUE ADVANTAGE FUND
March 1, 2005(c) Through December 31, 2005	$15.00	0.13	(d)	0.99	1.12	(0.06)	(0.18)	(0.24)	$15.88	7.46%

  (a)  The Fund changed its fiscal year end from 9/30 to 12/31.

  (b)  The Fund changed its fiscal year end from 10/31 to 12/31.

  (c)  Commencement of offering of class of shares.

  (d)  Calculated based upon average shares outstanding.

  (e)  Annualized for periods less than one year.

  (f)  Not annualized for periods less than one year.

  (g)  Due to the size of net assets and fixed expenses, ratios may appear disproportionate.

  (h)  Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

SEE NOTES TO FINANCIAL STATEMENTS.

JPMORGAN U.S. EQUITY MID/SMALL CAP FUNDS112

ANNUAL REPORT DECEMBER 31

2005

FINANCIAL HIGHLIGHTS

	Ratios/Supplemental data:
		Ratios to average net assets: (e)
	Net assets, end of period (thousands)	Net expenses	Net investment income (loss)	Expenses without waivers reimbursements and earnings credits		Portfolio turnover rate (f)
MID CAP VALUE FUND
Year Ended December 31, 2005	$2,822,767	1.25%	0.54%	1.39%		45%
Year Ended December 31, 2004	$1,333,000	1.25%	0.34%	1.60%		41%
Year Ended December 31, 2003	$275,000	1.25%	0.51%	1.65%		32%
Year Ended December 31, 2002	$26,000	1.25%	0.50%	1.70%		51%
October 1, 2001 Through December 31, 2001(a)	$5,000	1.25%	0.47%	3.72	%(g)	15%
April 30, 2001(c) Through September 30, 2001	$2,000	1.30%	0.71%	15.30	%(g)	98%
SMALL CAP EQUITY FUND
Year Ended December 31, 2005	$209,321	1.35%	(0.28)%	1.41%		70%
Year Ended December 31, 2004	$129,000	1.38%	(0.66)%	1.62%		44%
Year Ended December 31, 2003	$88,000	1.38%	(0.75)%	1.65%		38%
Year Ended December 31, 2002	$77,000	1.38%	(0.74)%	1.40%		51%
November 1, 2001 Through December 31, 2001(b)	$71,000	1.38%	(0.81)%	1.38%		6%
Year Ended October 31, 2001	$67,000	1.39%	(0.80)%	1.40%		47%
VALUE ADVANTAGE FUND
March 1, 2005(c) Through December 31, 2005	$45,163	1.25%	1.02%	1.82%		90%

SEE NOTES TO FINANCIAL STATEMENTS.

JPMORGAN U.S. EQUITY MID/SMALL CAP FUNDS113

JPMorgan Funds

FINANCIAL HIGHLIGHTS
(CONTINUED)

Class B

	Per share operating performance:
		Investment operations:				Distributions:
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gains	Total distributions	Net asset value, end of period	Total return (excludes sales charge) (g)(h)
CAPITAL GROWTH FUND(a)
Year Ended December 31, 2005	$35.73	(0.40	)(c)	3.66	3.26	—	(3.10)	(3.10)	$35.89	9.23%
Year Ended December 31, 2004	$35.27	(0.40	)(c)	6.07	5.67	—	(5.21)	(5.21)	$35.73	16.31%
Year Ended December 31, 2003	$27.13	(0.48	)(c)	10.02	9.54	—	(1.40)	(1.40)	$35.27	35.37%
Year Ended December 31, 2002	$38.24	(0.65	)(c)	(10.20)	(10.85)	—	(0.26)	(0.26)	$27.13	(28.39)%
November 1, 2001 Through December 31, 2001(b)	$33.75	(0.06)		4.55	4.49	—	—	—	$38.24	13.30%
Year Ended October 31, 2001	$46.20	(0.38	)(c)	(6.59)	(6.97)	—	(5.48)	(5.48)	$33.75	(16.30)%
DYNAMIC SMALL CAP FUND
Year Ended December 31, 2005	$17.47	(0.29	)(c)	1.12	0.83	—	(1.33)	(1.33)	$16.97	4.66%
Year Ended December 31, 2004	$16.01	(0.28	)(c)	1.74	1.46	—	—	—	$17.47	9.12%
Year Ended December 31, 2003	$11.63	(0.24	)(c)	4.62	4.38	—	—	—	$16.01	37.66%
Year Ended December 31, 2002	$15.16	(0.27)		(3.26)	(3.53)	—	—	—	$11.63	(23.28)%
November 1, 2001 Through December 31, 2001(b)	$13.72	(0.04)		1.48	1.44	—	—	—	$15.16	10.50%
Year Ended October 31, 2001	$23.96	(0.23)		(6.63)	(6.86)	—	(3.38)	(3.38)	$13.72	(31.02)%
GROWTH ADVANTAGE FUND(d)
Year Ended December 31, 2005	$5.54	(0.09)		0.63	0.54	—	—	—	$6.08	9.75%
Year Ended December 31, 2004	$4.77	(0.07	)(c)	0.84	0.77	—	—	—	$5.54	16.14%
Year Ended December 31, 2003	$3.49	(0.07	)(c)	1.35	1.28	—	—	—	$4.77	36.68%
Year Ended December 31, 2002	$4.99	(0.08	)(c)	(1.42)	(1.50)	—	—	—	$3.49	(30.06)%
October 1, 2001 Through December 31, 2001(e)	$4.22	(0.02)		0.79	0.77	—	—	—	$4.99	18.25%
Year Ended September 30, 2001	$12.43	(0.07	)(c)	(7.98)	(8.05)	—	(0.16)	(0.16)	$4.22	(65.30)%

  (a)  Prior to September 10, 2001, Capital Growth Fund invested all of its investable assets in the Capital Growth Portfolio. The portfolio turnover rate disclosed prior to September 10, 2001, is the turnover rate of Capital Growth Portfolio.

  (b)  The Fund changed its fiscal year end from 10/31 to 12/31.

  (c)  Calculated based upon average shares outstanding.

  (d)  Prior to August 17, 2005, the Fund was named Mid Cap Growth Fund.

  (e)  The Fund changed its fiscal year end from 9/30 to 12/31.

  (f)  Annualized for periods less than one year.

  (g)  Not annualized for periods less than one year.

  (h)  Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

SEE NOTES TO FINANCIAL STATEMENTS.

JPMORGAN U.S. EQUITY MID/SMALL CAP FUNDS114

ANNUAL REPORT DECEMBER 31

2005

FINANCIAL HIGHLIGHTS

	Ratios/Supplemental data:
		Ratios to average net assets: (f)
	Net assets, end of period (thousands)	Net expenses	Net investment income (loss)	Expenses without waivers reimbursements and earnings credits	Portfolio turnover rate (g)
CAPITAL GROWTH FUND(a)
Year Ended December 31, 2005	$34,126	1.67%	(1.11)%	1.67%	119%
Year Ended December 31, 2004	$51,000	1.85%	(1.10)%	1.88%	122%
Year Ended December 31, 2003	$61,000	1.85%	(1.55)%	1.96%	68%
Year Ended December 31, 2002	$59,000	1.85%	(1.64)%	1.89%	93%
November 1, 2001 Through December 31, 2001(b)	$170,000	1.85%	(0.93)%	1.85%	2%
Year Ended October 31, 2001	$164,000	1.85%	(0.97)%	1.87%	43%
DYNAMIC SMALL CAP FUND
Year Ended December 31, 2005	$41,440	2.06%	(1.72)%	2.15%	143%
Year Ended December 31, 2004	$62,000	2.12%	(1.76)%	2.23%	112%
Year Ended December 31, 2003	$63,000	2.12%	(1.81)%	2.35%	55%
Year Ended December 31, 2002	$48,000	2.12%	(1.82)%	2.32%	52%
November 1, 2001 Through December 31, 2001(b)	$72,000	2.12%	(1.83)%	2.12%	8%
Year Ended October 31, 2001	$67,000	2.13%	(1.75)%	2.14%	57%
GROWTH ADVANTAGE FUND(d)
Year Ended December 31, 2005	$1,359	2.05%	(1.51)%	2.24%	140%
Year Ended December 31, 2004	$3,000	2.05%	(1.31)%	2.29%	118%
Year Ended December 31, 2003	$3,000	2.05%	(1.75)%	2.33%	69%
Year Ended December 31, 2002	$3,000	2.05%	(1.85)%	2.32%	39%
October 1, 2001 Through December 31, 2001(e)	$5,000	2.05%	(1.53)%	2.05%	135%
Year Ended September 30, 2001	$6,000	2.00%	(1.22)%	2.00%	159%

SEE NOTES TO FINANCIAL STATEMENTS.

JPMORGAN U.S. EQUITY MID/SMALL CAP FUNDS115

JPMorgan Funds

FINANCIAL HIGHLIGHTS
(CONTINUED)

Class B (continued)

	Per share operating performance:
		Investment operations:				Distributions:
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gains	Total distributions	Net asset value, end of period	Total return (excludes sales charge) (g)(i)
MID CAP VALUE FUND
Year Ended December 31, 2005	$21.66	(—	)(d)(e)	1.81	1.81	—	(0.61)	(0.61)	$22.86	8.36%
Year Ended December 31, 2004	$18.37	(0.06	)(d)	3.66	3.60	—	(0.31)	(0.31)	$21.66	19.60%
Year Ended December 31, 2003	$14.32	(0.03	)(d)	4.19	4.16	—	(0.11)	(0.11)	$18.37	29.06%
Year Ended December 31, 2002	$14.06	(0.04	)(d)	0.31	0.27	—	(0.01)	(0.01)	$14.32	1.94%
October 1, 2001 Through December 31, 2001(a)	$13.40	(0.01	)(d)	1.47	1.46	(0.05)	(0.75)	(0.80)	$14.06	10.94%
April 30, 2001(c) Through September 30, 2001	$14.24	—	(d)	(0.84)	(0.84)	—	—	—	$13.40	(5.90)%
SMALL CAP EQUITY FUND
Year Ended December 31, 2005	$24.01	(0.20	)(d)	3.05	2.85	—	(3.42)	(3.42)	$23.44	11.85%
Year Ended December 31, 2004	$22.34	(0.34	)(d)	5.84	5.50	—	(3.83)	(3.83)	$24.01	25.22%
Year Ended December 31, 2003	$16.50	(0.27	)(d)	6.11	5.84	—	—	—	$22.34	35.39%
Year Ended December 31, 2002	$20.26	(0.29	)(d)	(3.34)	(3.63)	—	(0.13)	(0.13)	$16.50	(17.94)%
November 1, 2001 Through December 31, 2001(b)	$18.50	(0.05	)(d)	1.81	1.76	—	—	—	$20.26	9.51%
Year Ended October 31, 2001	$26.73	(0.09)		(4.25)	(4.34)	—	(3.89)	(3.89)	$18.50	(17.37)%

  (a)  The Fund changed its fiscal year end from 9/30 to 12/31.

  (b)  The Fund changed its fiscal year end from 10/31 to 12/31.

  (c)  Commencement of offering of class of shares.

  (d)  Calculated based upon average shares outstanding.

(e)  Amount rounds to less than $0.01.

  (f)  Annualized for periods less than one year.

  (g)  Not annualized for periods less than one year.

  (h)  Due to the size of net assets and fixed expenses, ratios may appear disproportionate.

  (i)  Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

SEE NOTES TO FINANCIAL STATEMENTS.

JPMORGAN U.S. EQUITY MID/SMALL CAP FUNDS116

ANNUAL REPORT DECEMBER 31

2005

FINANCIAL HIGHLIGHTS

	Ratios/Supplemental data:
		Ratios to average net assets: (f)
	Net assets, end of period (thousands)	Net expenses	Net investment income (loss)	Expenses without waivers reimbursements and earnings credits		Portfolio turnover rate (g)
MID CAP VALUE FUND
Year Ended December 31, 2005	$233,396	1.77%	(0.01)%	1.89%		45%
Year Ended December 31, 2004	$173,000	1.90%	(0.32)%	2.10%		41%
Year Ended December 31, 2003	$68,000	1.95%	(0.21)%	2.19%		32%
Year Ended December 31, 2002	$14,000	2.00%	(0.27)%	2.49%		51%
October 1, 2001 Through December 31, 2001(a)	$3,000	1.99%	(0.27)%	4.47	%(h)	15%
April 30, 2001(c) Through September 30, 2001	$1,000	2.03%	0.01%	16.00	%(h)	98%
SMALL CAP EQUITY FUND
Year Ended December 31, 2005	$17,106	1.87%	(0.83)%	1.91%		70%
Year Ended December 31, 2004	$17,000	2.12%	(1.43)%	2.12%		44%
Year Ended December 31, 2003	$22,000	2.12%	(1.49)%	2.21%		38%
Year Ended December 31, 2002	$23,000	2.12%	(1.50)%	2.16%		51%
November 1, 2001 Through December 31, 2001(b)	$42,000	2.12%	(1.55)%	2.12%		6%
Year Ended October 31, 2001	$39,000	2.13%	(1.54)%	2.14%		47%

SEE NOTES TO FINANCIAL STATEMENTS.

JPMORGAN U.S. EQUITY MID/SMALL CAP FUNDS117

JPMorgan Funds

FINANCIAL HIGHLIGHTS
(CONTINUED)

Class C

	Per share operating performance:
		Investment operations:				Distributions:
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gains	Total distributions	Net asset value, end of period	Total return (excludes sales charge) (f)(g)
CAPITAL GROWTH FUND(a)
Year Ended December 31, 2005	$35.20	(0.38	)(d)	3.60	3.22	—	(3.10)	(3.10)	$35.32	9.26%
Year Ended December 31, 2004	$34.81	(0.40	)(d)	6.00	5.60	—	(5.21)	(5.21)	$35.20	16.32%
Year Ended December 31, 2003	$26.83	(0.47	)(d)	9.85	9.38	—	(1.40)	(1.40)	$34.81	35.17%
Year Ended December 31, 2002	$37.82	(0.53	)(d)	(10.20)	(10.73)	—	(0.26)	(0.26)	$26.83	(28.39)%
November 1, 2001 Through December 31, 2001(b)	$33.38	(0.05)		4.49	4.44	—	—	—	$37.82	13.30%
Year Ended October 31, 2001	$45.76	(0.37	)(d)	(6.53)	(6.90)	—	(5.48)	(5.48)	$33.38	(16.30)%
DYNAMIC SMALL CAP FUND
Year Ended December 31, 2005	$17.44	(0.30	)(d)	1.14	0.84	—	(1.33)	(1.33)	$16.95	4.73%
Year Ended December 31, 2004	$15.98	(0.28	)(d)	1.74	1.46	—	—	—	$17.44	9.14%
Year Ended December 31, 2003	$11.61	(0.25	)(d)	4.62	4.37	—	—	—	$15.98	37.64%
Year Ended December 31, 2002	$15.13	(0.21)		(3.31)	(3.52)	—	—	—	$11.61	(23.26)%
November 1, 2001 Through December 31, 2001(b)	$13.70	(0.04)		1.47	1.43	—	—	—	$15.13	10.44%
Year Ended October 31, 2001	$23.93	(0.23)		(6.62)	(6.85)	—	(3.38)	(3.38)	$13.70	(31.02)%
MICRO CAP FUND
October 31, 2005(c) Through December 31, 2005	$15.00	(0.05)		0.51	0.46	—	—	—	$15.46	3.07%

  (a)  Prior to September 10, 2001, Capital Growth Fund invested all of its investable assets in the Capital Growth Portfolio. The portfolio turnover rate disclosed prior to September 10, 2001, is the turnover rate of Capital Growth Portfolio.

  (b)  The Fund changed its fiscal year end from 10/31 to 12/31.

  (c)  Commencement of offering of class of shares.

(d)  Calculated based upon average shares outstanding.

  (e)  Annualized for periods less than one year.

  (f)  Not annualized for periods less than one year.

  (g)  Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

SEE NOTES TO FINANCIAL STATEMENTS.

JPMORGAN U.S. EQUITY MID/SMALL CAP FUNDS118

ANNUAL REPORT DECEMBER 31

2005

FINANCIAL HIGHLIGHTS

	Ratios/Supplemental data:
		Ratios to average net assets: (e)
	Net assets, end of period (thousands)	Net expenses	Net investment income (loss)	Expenses without waivers reimbursements and earnings credits	Portfolio turnover rate (f)
CAPITAL GROWTH FUND(a)
Year Ended December 31, 2005	$17,120	1.65%	(1.07)%	1.66%	119%
Year Ended December 31, 2004	$7,000	1.85%	(1.09)%	1.87%	122%
Year Ended December 31, 2003	$4,000	1.85%	(1.55)%	1.96%	68%
Year Ended December 31, 2002	$3,000	1.85%	(1.63)%	1.88%	93%
November 1, 2001 Through December 31, 2001(b)	$5,000	1.85%	(0.91)%	1.85%	2%
Year Ended October 31, 2001	$4,000	1.85%	(0.97)%	1.87%	43%
DYNAMIC SMALL CAP FUND
Year Ended December 31, 2005	$43,211	2.06%	(1.72)%	2.18%	143%
Year Ended December 31, 2004	$34,000	2.12%	(1.76)%	2.23%	112%
Year Ended December 31, 2003	$23,000	2.12%	(1.82)%	2.35%	55%
Year Ended December 31, 2002	$10,000	2.12%	(1.82)%	2.32%	52%
November 1, 2001 Through December 31, 2001(b)	$11,000	2.12%	(1.83)%	2.12%	8%
Year Ended October 31, 2001	$10,000	2.13%	(1.76)%	2.14%	57%
MICRO CAP FUND
October 31, 2005(c) Through December 31, 2005	$515	2.20%	(1.93)%	6.08%	8%

SEE NOTES TO FINANCIAL STATEMENTS.

JPMORGAN U.S. EQUITY MID/SMALL CAP FUNDS119

JPMorgan Funds

FINANCIAL HIGHLIGHTS
(CONTINUED)

Class C (continued)

	Per share operating performance:
		Investment operations:				Distributions:
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income		Net realized gains	Total distributions	Net asset value, end of period	Total return (excludes sales charge) (f)(h)
MID CAP VALUE FUND
Year Ended December 31, 2005	$21.70	—	(c)(d)	1.81	1.81	—	(d)	(0.61)	(0.61)	$22.90	8.34%
Year Ended December 31, 2004	$18.41	(0.06	)(c)	3.66	3.60	—		(0.31)	(0.31)	$21.70	19.56%
Year Ended December 31, 2003	$14.35	(0.03	)(c)	4.20	4.17	—	(d)	(0.11)	(0.11)	$18.41	29.09%
Year Ended December 31, 2002	$14.09	(0.04	)(c)	0.31	0.27	—		(0.01)	(0.01)	$14.35	1.94%
October 1, 2001 Through December 31, 2001(a)	$13.41	(0.01	)(c)	1.48	1.47	(0.04)		(0.75)	(0.79)	$14.09	11.05%
April 30, 2001(b) Through September 30, 2001	$14.24	—	(c)	(0.83)	(0.83)	—		—	—	$13.41	(5.83)%
SMALL CAP EQUITY FUND
February 19, 2005(b) Through December 31, 2005.	$24.08	(0.14	)(c)	2.91	2.77	—		(3.42)	(3.42)	$23.43	11.48%
VALUE ADVANTAGE FUND
March 1, 2005(b) Through December 31, 2005	$15.00	0.06	(c)	1.00	1.06	(0.03)		(0.18)	(0.21)	$15.85	7.03%

  (a)  The Fund changed its fiscal year end from 9/30 to 12/31.

  (b)  Commencement of offering of class of shares.

  (c)  Calculated based upon average shares outstanding.

  (d)  Amount rounds to less than $0.01.

  (e)  Annualized for periods less than one year.

  (f)  Not annualized for periods less than one year.

  (g)  Due to the size of net assets and fixed expenses, ratios may appear disproportionate.

  (h)  Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

SEE NOTES TO FINANCIAL STATEMENTS.

JPMORGAN U.S. EQUITY MID/SMALL CAP FUNDS120

ANNUAL REPORT DECEMBER 31

ANNUAL REPORT DECEMBER 31

2005

FINANCIAL HIGHLIGHTS

	Ratios/Supplemental data:
		Ratios to average net assets: (e)
	Net assets, end of period (thousands)	Net expenses	Net investment income (loss)	Expenses without waivers reimbursements and earnings credits		Portfolio turnover rate (f)
MID CAP VALUE FUND
Year Ended December 31, 2005	$822,366	1.76%	0.01%	1.89%		45%
Year Ended December 31, 2004	$483,000	1.90%	(0.31)%	2.10%		41%
Year Ended December 31, 2003	$103,000	1.95%	(0.19)%	2.19%		32%
Year Ended December 31, 2002	$9,000	2.00%	(0.28)%	2.51%		51%
October 1, 2001 Through December 31, 2001(a)	$3,000	1.99%	(0.30)%	4.48	%(g)	15%
April 30, 2001(b) Through September 30, 2001	$2,000	2.04%	0.03%	15.95	%(g)	98%
SMALL CAP EQUITY FUND
February 19, 2005(b) Through December 31, 2005.	$10,678	1.85%	(0.49)%	1.91%		70%
VALUE ADVANTAGE FUND
March 1, 2005(b) Through December 31, 2005	$55,875	1.75%	0.47%	2.39%		90%

SEE NOTES TO FINANCIAL STATEMENTS.

JPMORGAN U.S. EQUITY MID/SMALL CAP FUNDS121

JPMorgan Funds

FINANCIAL HIGHLIGHTS
(CONTINUED)

Select Class

	Per share operating performance:
		Investment operations:				Distributions:
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gains	Total distributions	Net asset value, end of period	Total return (excludes sales charge) (g)(i)
CAPITAL GROWTH FUND(a)
Year Ended December 31, 2005	$40.42	(0.13	)(d)	4.17	4.04	—	(3.10)	(3.10)	$41.36	10.10%
Year Ended December 31, 2004	$38.95	(0.09	)(d)	6.77	6.68	—	(5.21)	(5.21)	$40.42	17.37%
Year Ended December 31, 2003	$29.57	(0.21	)(d)	10.99	10.78	—	(1.40)	(1.40)	$38.95	36.64%
Year Ended December 31, 2002	$41.26	(0.24	)(d)	(11.19)	(11.43)	—	(0.26)	(0.26)	$29.57	(27.71)%
November 1, 2001 Through December 31, 2001(b)	$36.37	0.01		4.88	4.89	—	—	—	$41.26	13.45%
Year Ended October 31, 2001	$48.76	—	(c)	(6.91)	(6.91)	—	(5.48)	(5.48)	$36.37	(15.20)%
DYNAMIC SMALL CAP FUND
Year Ended December 31, 2005	$18.89	(0.14	)(d)	1.23	1.09	—	(1.33)	(1.33)	$18.65	5.70%
Year Ended December 31, 2004	$17.13	(0.13	)(d)	1.89	1.76	—	—	—	$18.89	10.27%
Year Ended December 31, 2003	$12.32	(0.11	)(d)	4.92	4.81	—	—	—	$17.13	39.04%
Year Ended December 31, 2002	$15.89	(0.08)		(3.49)	(3.57)	—	—	—	$12.32	(22.47)%
November 1, 2001 Through December 31, 2001(b)	$14.37	(0.02)		1.54	1.52	—	—	—	$15.89	10.58%
Year Ended October 31, 2001	$24.65	(0.21)		(6.69)	(6.90)	—	(3.38)	(3.38)	$14.37	(30.20)%
MICRO CAP FUND
October 31, 2005(e) Through December 31, 2005	$15.00	(0.03)		0.51	0.48	—	—	—	$15.48	3.20%

  (a)  Prior to September 10, 2001, Capital Growth Fund invested all of its investable assets in the Capital Growth Portfolio. The portfolio turnover rate disclosed prior to September 10, 2001, is the turnover rate of Capital Growth Portfolio.

  (b)  The Fund changed its fiscal year end from 10/31 to 12/31.

  (c)  Amount less than $0.01.

  (d)  Calculated based upon average shares outstanding.

  (e)  Commencement of offering of class of shares.

(  f)  Annualized for periods less than one year.

  (g)  Not annualized for periods less than one year.

  (h)  Due to the size of net assets and fixed expenses, ratios may appear disproportionate.

  (i)  Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

SEE NOTES TO FINANCIAL STATEMENTS.

JPMORGAN U.S. EQUITY MID/SMALL CAP FUNDS122

ANNUAL REPORT DECEMBER 31

2005

FINANCIAL HIGHLIGHTS

	Ratios/Supplemental data:
		Ratios to average net assets: (f)
	Net assets, end of period (thousands)	Net expenses	Net investment income (loss)	Expenses without waivers reimbursements and earnings credits		Portfolio turnover rate (g)
CAPITAL GROWTH FUND(a)
Year Ended December 31, 2005	$275,518	0.90%	(0.33)%	0.90%		119%
Year Ended December 31, 2004	$43,000	0.93%	(0.21)%	1.30%		122%
Year Ended December 31, 2003	$4,000	0.93%	(0.63)%	1.54%		68%
Year Ended December 31, 2002	$2,000	0.93%	(0.71)%	1.26%		93%
November 1, 2001 Through December 31, 2001(b)	$3,000	0.93%	0.01%	2.06%		2%
Year Ended October 31, 2001	$3,000	0.93%	(0.01)%	1.18%		43%
DYNAMIC SMALL CAP FUND
Year Ended December 31, 2005	$21,753	1.10%	(0.77)%	1.43%		143%
Year Ended December 31, 2004	$10,000	1.10%	(0.74)%	1.32%		112%
Year Ended December 31, 2003	$16,000	1.10%	(0.79)%	1.28%		55%
Year Ended December 31, 2002	$12,000	1.10%	(0.79)%	1.22%		52%
November 1, 2001 Through December 31, 2001(b)	$8,000	1.10%	(0.82)%	10.33	%(h)	8%
Year Ended October 31, 2001	$203	1.12%	(0.76)%	12.21	%(h)	57%
MICRO CAP FUND
October 31, 2005(e) Through December 31, 2005	$4,127	1.45%	(1.18)%	5.33%		8%

SEE NOTES TO FINANCIAL STATEMENTS.

JPMORGAN U.S. EQUITY MID/SMALL CAP FUNDS123

JPMorgan Funds

FINANCIAL HIGHLIGHTS
(CONTINUED)

Select Class (continued)

	Per share operating performance:
		Investment operations:				Distributions:
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gains	Total distributions	Net asset value, end of period	Total return (excludes sales charge) (f)(h)
MID CAP EQUITY FUND
Year Ended December 31, 2005	$33.30	0.10	(c)	3.09	3.19	(0.09)	(3.53)	(3.62)	$32.87	9.61%
Year Ended December 31, 2004	$31.18	0.14		5.85	5.99	(0.14)	(3.73)	(3.87)	$33.30	19.36%
Year Ended December 31, 2003	$24.39	0.13		7.71	7.84	(0.13)	(0.92)	(1.05)	$31.18	32.29%
Year Ended December 31, 2002	$29.51	0.13		(4.07)	(3.94)	(0.13)	(1.05)	(1.18)	$24.39	(13.39)%
November 1, 2001 Through December 31, 2001(a)	$26.17	0.02		3.43	3.45	(0.02)	(0.09)	(0.11)	$29.51	13.20%
Year Ended October 31, 2001	$37.85	0.12		(5.30)	(5.18)	(0.12)	(6.38)	(6.50)	$26.17	(15.27)%
MID CAP VALUE FUND
Year Ended December 31, 2005	$22.18	0.18	(c)	1.85	2.03	(0.16)	(0.61)	(0.77)	$23.44	9.16%
Year Ended December 31, 2004	$18.70	0.12	(c)	3.74	3.86	(0.07)	(0.31)	(0.38)	$22.18	20.67%
Year Ended December 31, 2003	$14.48	0.12	(c)	4.27	4.39	(0.06)	(0.11)	(0.17)	$18.70	30.34%
Year Ended December 31, 2002	$14.14	0.14	(c)	0.27	0.41	(0.06)	(0.01)	(0.07)	$14.48	2.90%
October 31, 2001(b) Through December 31, 2001	$13.48	0.01	(c)	1.49	1.50	(0.09)	(0.75)	(0.84)	$14.14	11.18%
SMALL CAP CORE FUND(d)
Year Ended December 31, 2005	$43.46	0.18		1.52	1.70	(0.19)	(0.98)	(1.17)	$43.99	3.90%
Year Ended December 31, 2004	$44.39	0.09		9.51	9.60	(0.07)	(10.46)	(10.53)	$43.46	22.31%
Year Ended December 31, 2003	$33.35	0.02		11.70	11.72	(0.01)	(0.67)	(0.68)	$44.39	35.20%
Year Ended December 31, 2002	$40.46	0.04		(6.86)	(6.82)	(0.03)	(0.26)	(0.29)	$33.35	(16.94)%
November 1, 2001 Through December 31, 2001(a)	$36.65	0.01		3.81	3.82	(0.01)	—	(0.01)	$40.46	10.42%
Year Ended October 31, 2001	$51.12	0.10		(7.61)	(7.51)	(0.14)	(6.82)	(6.96)	$36.65	(15.47)%

  (a)  The Fund changed its fiscal year end from 10/31 to 12/31.

  (b)  Commencement of offering of class of shares.

  (c)  Calculated based upon average shares outstanding.

  (d)  Prior to February 19, 2005, the Fund was named Trust Small Cap Equity.

(e)  Annualized for periods less than one year.

  (f)  Not annualized for periods less than one year.

  (g)  Due to the size of net assets and fixed expenses, ratios may appear disproportionate.

  (h)  Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

SEE NOTES TO FINANCIAL STATEMENTS.

JPMORGAN U.S. EQUITY MID/SMALL CAP FUNDS124

ANNUAL REPORT DECEMBER 31

2005

FINANCIAL HIGHLIGHTS

	Ratios/Supplemental data:
		Ratios to average net assets: (e)
	Net assets, end of period (thousands)	Net expenses	Net investment income (loss)	Expenses without waivers reimbursements and earnings credits		Portfolio turnover rate (f)
MID CAP EQUITY FUND
Year Ended December 31, 2005	$268,582	0.90%	0.29%	1.08%		99%
Year Ended December 31, 2004	$227,000	0.90%	0.32%	1.14%		102%
Year Ended December 31, 2003	$194,000	0.90%	0.48%	1.14%		62%
Year Ended December 31, 2002	$139,000	0.77%	0.51%	1.14%		84%
November 1, 2001 Through December 31, 2001(a)	$155,000	0.60%	0.38%	1.15%		2%
Year Ended October 31, 2001	$133,000	0.55%	0.38%	1.15%		55%
MID CAP VALUE FUND
Year Ended December 31, 2005	$1,222,881	1.00%	0.80%	1.13%		45%
Year Ended December 31, 2004	$485,000	1.00%	0.60%	1.20%		41%
Year Ended December 31, 2003	$76,000	1.00%	0.74%	1.24%		32%
Year Ended December 31, 2002	$14,000	1.00%	0.96%	1.71%		51%
October 31, 2001(b) Through December 31, 2001	$11	0.99%	0.58%	3.68	%(g)	15%
SMALL CAP CORE FUND(d)
Year Ended December 31, 2005	$815,905	0.80%	0.39%	1.06%		37%
Year Ended December 31, 2004	$904,000	0.64%	0.25%	1.12%		170%
Year Ended December 31, 2003	$386,000	0.60%	0.04%	1.10%		48%
Year Ended December 31, 2002	$259,000	0.51%	0.10%	1.11%		52%
November 1, 2001 Through December 31, 2001(a)	$317,000	0.40%	0.09%	1.12%		7%
Year Ended October 31, 2001	$299,000	0.34%	0.28%	1.13%		50%

SEE NOTES TO FINANCIAL STATEMENTS.

JPMORGAN U.S. EQUITY MID/SMALL CAP FUNDS125

JPMorgan Funds

FINANCIAL HIGHLIGHTS
(CONTINUED)

Select Class (continued)

	Per share operating performance:
		Investment operations:				Distributions:
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gains	Total distributions	Net asset value, end of period	Total return (excludes sales charge) (g)(i)
SMALL CAP EQUITY FUND
Year Ended December 31, 2005	$27.96	0.05	(c)	3.58	3.63	—	(3.42)	(3.42)	$28.17	12.98%
Year Ended December 31, 2004	$25.18	(0.05	)(c)	6.66	6.61	—	(3.83)	(3.83)	$27.96	26.81%
Year Ended December 31, 2003	$18.37	(0.04	)(c)	6.85	6.81	—	—	—	$25.18	37.07%
Year Ended December 31, 2002	$22.25	(0.04	)(c)	(3.71)	(3.75)	—	(0.13)	(0.13)	$18.37	(16.87)%
November 1, 2001 Through December 31, 2001(b)	$20.27	(0.01	)(c)	1.99	1.98	—	—	—	$22.25	9.77%
Year Ended October 31, 2001	$28.52	(0.10)		(4.26)	(4.36)	—	(3.89)	(3.89)	$20.27	(16.19)%
U.S. SMALL COMPANY FUND(a)
Year Ended December 31, 2005	$13.78	0.02		0.57	0.59	(0.01)	(1.42)	(1.43)	$12.94	4.18%
Year Ended December 31, 2004	$13.90	(0.03	)(c)	1.91	1.88	—	(2.00)	(2.00)	$13.78	13.73%
Year Ended December 31, 2003	$9.97	0.02	(c)	3.94	3.96	(0.03)	—	(0.03)	$13.90	39.72%
Year Ended December 31, 2002	$12.57	0.03		(2.60)	(2.57)	(0.03)	—	(0.03)	$9.97	(20.48)%
June 1, 2001 Through December 31, 2001(d)	$13.43	0.04	(c)	(0.79)	(0.75)	(0.05)	(0.06)	(0.11)	$12.57	(5.56)%
Year Ended May 31, 2001	$14.45	0.05		0.04	0.09	(0.03)	(1.08)	(1.11)	$13.43	0.75%
VALUE ADVANTAGE FUND
March 1, 2005(e) Through December 31, 2005	$15.00	0.15	(c)	1.01	1.16	(0.07)	(0.18)	(0.25)	$15.91	7.71%

  (a)  Prior to the open of business on September 10, 2001, the class underwent a split of shares in connection with a Fund reorganization. Prior periods have been restated to reflect the split.

  (b)  The Fund changed its fiscal year end from 10/31 to 12/31.

  (c)  Calculated based upon average shares outstanding.

  (d)  The Fund changed its fiscal year end from 5/31 to 12/31.

  (e)  Commencement of offering of class of shares.

  (f)  Annualized for periods less than one year.

  (g)  Not annualized for periods less than one year.

  (h)  Prior to September 10, 2001, U.S. Small Company Fund invested all of its investable assets in The U.S. Small Company Portfolio. The portfolio turnover rate disclosed prior to September 10, 2001, is the turnover rate of U.S. Small Company Portfolio.

  (i)  Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

SEE NOTES TO FINANCIAL STATEMENTS.

JPMORGAN U.S. EQUITY MID/SMALL CAP FUNDS126

ANNUAL REPORT DECEMBER 31

2005

FINANCIAL HIGHLIGHTS

	Ratios/Supplemental data:
		Ratios to average net assets: (f)
	Net assets, end of period (thousands)	Net expenses	Net investment income (loss)	Expenses without waivers reimbursements and earnings credits	Portfolio turnover rate (g)
SMALL CAP EQUITY FUND
Year Ended December 31, 2005	$243,437	0.85%	0.18%	1.14%	70%
Year Ended December 31, 2004	$211,000	0.85%	(0.17)%	1.11%	44%
Year Ended December 31, 2003	$636,000	0.85%	(0.22)%	1.12%	38%
Year Ended December 31, 2002	$502,000	0.85%	(0.22)%	1.09%	51%
November 1, 2001 Through December 31, 2001(b)	$532,000	0.88%	(0.31)%	1.10%	6%
Year Ended October 31, 2001	$390,000	0.88%	(0.30)%	1.12%	47%
U.S. SMALL COMPANY FUND(a)
Year Ended December 31, 2005	$102,003	1.01%	0.18%	1.14%	32%
Year Ended December 31, 2004	$119,000	1.01%	(0.18)%	1.15%	129%
Year Ended December 31, 2003	$156,000	1.01%	0.15%	1.11%	78%
Year Ended December 31, 2002	$199,000	1.01%	0.23%	1.10%	90%
June 1, 2001 Through December 31, 2001(d)	$286,000	1.01%	0.39%	1.04%	48	%(h)
Year Ended May 31, 2001	$296,000	1.01%	0.35%	1.01%	110	%(h)
VALUE ADVANTAGE FUND
March 1, 2005(e) Through December 31, 2005	$3,107	1.00%	1.14%	1.87%	90%

SEE NOTES TO FINANCIAL STATEMENTS.

JPMORGAN U.S. EQUITY MID/SMALL CAP FUNDS127

JPMorgan Funds

FINANCIAL HIGHLIGHTS
(CONTINUED)

Institutional Class

	Per share operating performance:
		Investment operations:				Distributions:
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gains	Total distributions	Net asset value, end of period	Total return (excludes sales charge) (g)(j)
MID CAP VALUE FUND
Year Ended December 31, 2005	$22.30	0.24	(d)	1.86	2.10	(0.21)	(0.61)	(0.82)	$23.58	9.42%
Year Ended December 31, 2004	$18.77	0.17	(d)	3.77	3.94	(0.10)	(0.31)	(0.41)	$22.30	20.99%
Year Ended December 31, 2003	$14.52	0.17	(d)	4.27	4.44	(0.08)	(0.11)	(0.19)	$18.77	30.62%
Year Ended December 31, 2002	$14.14	0.15	(d)	0.30	0.45	(0.06)	(0.01)	(0.07)	$14.52	3.23%
October 1, 2001 Through December 31, 2001(a)	$13.47	0.03	(d)	1.48	1.51	(0.09)	(0.75)	(0.84)	$14.14	11.30%
Year Ended September 30, 2001	$13.06	0.15	(d)	1.28	1.43	(0.15)	(0.87)	(1.02)	$13.47	11.19%
U.S. SMALL COMPANY FUND(c)
Year Ended December 31, 2005	$13.77	0.05	(d)	0.56	0.61	(0.03)	(1.42)	(1.45)	$12.93	4.34%
Year Ended December 31, 2004	$13.88	—	(d)	1.89	1.89	—	(2.00)	(2.00)	$13.77	13.82%
Year Ended December 31, 2003	$9.95	0.04	(d)	3.94	3.98	(0.05)	—	(0.05)	$13.88	40.03%
Year Ended December 31, 2002	$12.57	0.05		(2.61)	(2.56)	(0.06)	—	(0.06)	$9.95	(20.36)%
June 1, 2001 Through December 31, 2001(b)	$13.34	0.05	(d)	(0.78)	(0.73)	(0.04)	—	(0.04)	$12.57	(5.50)%
Year Ended May 31, 2001	$15.11	0.08		0.03	0.11	(0.09)	(1.79)	(1.88)	$13.34	0.94%
VALUE ADVANTAGE FUND
March 1, 2005(e) Through December 31, 2005	$15.00	0.11		0.99	1.10	(0.09)	(0.18)	(0.27)	$15.83	7.32%

  (a)  The Fund changed its fiscal year end from 9/30 to 12/31.

  (b)  The Fund changed its fiscal year end from 5/31 to 12/31.

  (c)  Prior to the open of business on September 10, 2001, the class underwent a split of shares in connection with a Fund reorganization. Prior periods have been restated to reflect the split.

  (d)  Calculated based upon average shares outstanding.

  (e)  Commencement of offering of class of shares.

  (f)  Annualized for periods less than one year.

  (g)  Not annualized for periods less than one year.

  (h)  Due to the size of net assets and fixed expenses, ratios may appear disproportionate.

  (i)  Prior to September 10, 2001, U.S. Small Company Fund invested all of its investable assets in The U.S. Small Company Portfolio. The portfolio turnover rate disclosed prior to September 10, 2001, is the turnover rate of U.S. Small Company Portfolio.

  (j)  Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

SEE NOTES TO FINANCIAL STATEMENTS.

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2005

FINANCIAL HIGHLIGHTS

	Ratios/Supplemental data:
		Ratios to average net assets: (f)
	Net assets, end of period (thousands)	Net expenses	Net investment income (loss)	Expenses without waivers reimbursements and earnings credits		Portfolio turnover rate (g)
MID CAP VALUE FUND
Year Ended December 31, 2005	$1,915,393	0.75%	1.02%	0.98%		45%
Year Ended December 31, 2004	$1,215,000	0.75%	0.83%	1.05%		41%
Year Ended December 31, 2003	$334,000	0.75%	1.00%	1.07%		32%
Year Ended December 31, 2002	$59,000	0.75%	1.01%	1.22%		51%
October 1, 2001 Through December 31, 2001(a)	$4,000	0.75%	0.94%	3.30	%(h)	15%
Year Ended September 30, 2001	$4,000	0.75%	1.07%	3.25	%(h)	98%
U.S. SMALL COMPANY FUND(c)
Year Ended December 31, 2005	$46,690	0.83%	0.39%	0.98%		32%
Year Ended December 31, 2004	$92,000	0.83%	—%	0.97%		129%
Year Ended December 31, 2003	$183,000	0.83%	0.33%	0.95%		78%
Year Ended December 31, 2002	$214,000	0.83%	0.41%	0.93%		90%
June 1, 2001 Through December 31, 2001(b)	$269,000	0.82%	0.57%	0.86%		48	%(i)
Year Ended May 31, 2001	$410,000	0.82%	0.54%	0.82%		110	%(i)
VALUE ADVANTAGE FUND
March 1, 2005(e) Through December 31, 2005	$20	0.75%	0.87%	3.01%		90%

SEE NOTES TO FINANCIAL STATEMENTS.

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STATEMENTS

1. Organization

JPMorgan Trust I ("JPM I") was formed on November 12, 2004 as a Delaware statutory trust, pursuant to a Declaration of Trust dated November 5, 2004 and is registered under the Investment Company Act of 1940, as amended (the "1940 Act") as an open-end management investment company. Except as noted below, the Funds are series of JPM I.

JPMorgan Growth Advantage Fund is a series of J.P. Morgan Mutual Fund Investment Trust ("JPMMFIT"), an open-end management investment company which was organized as a Massachusetts business trust on September 23, 1997.

JPMorgan Mid Cap Value Fund is a series of J.P. Morgan Fleming Mutual Fund Group, Inc. ("JPMFMFG"), an open-end management investment company which was organized as a Maryland corporation on August 19, 1997.

The following are the funds of JPM I, JPMMFIT and JPMFMFG (the "Trusts") (collectively, the "Funds") covered by this report:

FUND	CLASSES OFFERED
Capital Growth Fund	Class A, Class B, Class C and Select Class

Dynamic Small Cap Fund	Class A, Class B, Class C, and Select Class

Growth Advantage Fund	Class A and Class B

Micro Cap Fund	Class A, Class C, Select Class

Mid Cap Equity Fund	Select Class

Mid Cap Value Fund	Class A, Class B, Class C, Select Class and Institutional Class

Small Cap Core Fund	Select Class

Small Cap Equity Fund	Class A, Class B, Class C and Select Class

U.S. Small Company Fund	Select Class and Institutional Class

Value Advantage Fund	Class A, Class C, Select Class and Institutional Class

Until August 17, 2005, the Growth Advantage Fund was formerly named Mid Cap Growth Fund.

Until February 19, 2005, the Small Cap Core Fund was formerly named Trust Small Cap Equity Fund.

The Micro Cap Fund commenced operations on October 31, 2005.

The Value Advantage Fund commenced operations on March 1, 2005.

Prior to February 19, 2005, U.S. Small Company Fund was a separate series of J.P. Morgan Institutional Funds, Capital Growth Fund, Dynamic Small Cap Fund and Small Cap Equity Fund were separate series of J.P. Morgan Mutual Fund Group and Mid Cap Equity Fund and Small Cap Core Fund were a separate series of J.P. Morgan Mutual Fund Select Group. On August 19, 2004, the Board of Trustees of the then existing Trusts approved Agreements and Plans of Reorganization regarding the reorganization of each series of their respective Trust into a corresponding series of J.P. Morgan Mutual Fund Series ("JPMMFS").

At a special meeting of shareholders of the Funds held on January 20, 2005, and adjourned and reconvened on February 3, 2005, shareholders of each of the Funds, except for Growth Advantage Fund and Mid Cap Value Fund, approved an Agreement and Plan of Reorganization with respect to each Fund. Effective after the close of business on February 18, 2005 pursuant to each Agreement and Plan of Reorganization, the Funds were each reorganized, by means of a tax-free reorganization, as a separate series of JPMMFS. Each corresponding series of JPMMFS had no assets, liabilities or operations prior to the reorganization. The event had no impact on the net assets or results of operations of the Funds.

Additionally, the shareholders of JPMMFS approved an Agreement and Plan of Reorganization and Redomiciliation

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2005

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(CONTINUED)

providing for the reorganization and redomiciliation of each series of JPMMFS as a corresponding series of JPM I, including those series of JPMMFS such as the Funds which became a series of JPMMFS as of February 18, 2005. Therefore, effective after the close of business on February 18, 2005, pursuant to each Agreement and Plan of Reorganization and Redomiciliation, each Fund, except for Growth Advantage Fund and Mid Cap Value Fund, was reorganized and redomiciled, by means of a tax-free reorganization, as a separate series of JPM I. Each corresponding series of JPM I had no assets, liabilities or operations prior to the reorganization. The event had no impact on the net assets or results of operations of the Funds.

As of the close of business on February 28, 2005, the Small Cap Core Fund and the U.S. Small Company Fund are publicly offered on a limited basis. Additionally, as of the close of business on March 31, 2005, the Mid Cap Value Fund is publicly offered on a limited basis. As of the close of business on August 15, 2005, the Mid Cap Equity Fund is publicly offered on a limited basis.

Class A shares generally provide for a front-end sales charge while Class B and Class C shares provide for a contingent deferred sales charge. Class B shares automatically convert to Class A shares after eight years. No sales charges are assessed with respect to the Select Class and Institutional Class. All classes of shares have equal rights as to earnings, assets and voting privileges except that each class may bear different distribution and shareholder servicing fees (and during the current fiscal year have different transfer agent fees) and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements. Class A shares for which front-end sales charges have been waived may be subject to redemption charges as described in the Funds' prospectus.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in preparation of their financial statements. The policies are in accordance with accounting principles generally accepted in the United States of America. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

A. Valuation of Investments — Listed securities are valued at the last sale price on the exchange on which they are primarily traded. The value of National Market Systems equity securities quoted by the Nasdaq Stock Market shall generally be the Nasdaq Official Closing Price. Unlisted securities are valued at the last sale price provided by an independent pricing agent or principal market maker. Listed securities for which the latest sales prices are not available are valued at the mean of the latest bid and ask price as of the closing of the primary exchange where such securities are normally traded. Convertible debt securities, debt securities issued by the U.S. Treasury or a U.S. Government Agency (other than short-term investments maturing in less than 61 days), and municipal securities held by the Funds are valued each day based on readily available market quotations received from third party broker-dealers of comparable securities or independent or affiliated pricing services approved by the Board of Trustees. Such pricing services and broker-dealers will generally provide bid-side quotations. Generally, short-term investments maturing in less than 61 days are valued at amortized cost, which approximates market value. Futures, options and other derivatives are valued on the basis of available market quotations. Investments in other open-end investment companies are valued at such investment company's current day closing net asset value per share.

Securities or other assets for which market quotations are not readily available or for which market quotations do not represent the value at the time of pricing (including certain illiquid securities) are fair valued in accordance with procedures established by and under the supervision and responsibility of the Trustees.

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(CONTINUED)

Trading in securities on most foreign exchanges and over-the-counter markets is normally completed before the close of the domestic market and may also take place on days when the domestic market is closed. In accordance with procedures adopted by the Trustees, the Funds apply fair value pricing on a daily basis for all non-U.S. and non-Canadian equity securities held in their portfolios by utilizing the quotations of an independent pricing service, unless a Fund's advisor determines that use of another valuation methodology is appropriate. The pricing service uses statistical analyses and quantitative models to adjust local market prices using factors such as subsequent movement and changes in the prices of indices, securities and exchange rates in other markets, in determining the fair value as of the time a Fund calculates its net asset value.

B. Repurchase Agreements — The Funds may enter into repurchase agreement transactions with institutions that meet the advisor's credit guidelines. Each repurchase agreement is valued at amortized cost. The Funds require that the collateral received in a repurchase agreement transaction be transferred to a custodian in a manner sufficient to enable the Funds to obtain collateral in the event of a counterparty default. If the counterparty defaults and the fair value of the collateral declines, realization of the collateral by the Funds may be delayed or limited.

C. Futures Contracts — The Funds may enter into futures contracts for the delayed delivery of securities at a fixed price at some future date or for the change in the value of a specified financial index over a predetermined time period.

Upon entering into a futures contract, the Funds are required to pledge to the broker an amount of cash, U.S. government securities, or other assets, equal to a certain percentage of the contract amount. This is known as the initial margin deposit. Subsequent payments, known as variation margin, are made or received by the Funds each day, depending on the daily fluctuations in fair value of the position. Variation margin is recorded as unrealized appreciation or depreciation until the contract is closed out, at which time the Funds realize a gain or loss.

Use of long futures contracts subjects the Funds to risk of loss in excess of the amounts shown on the Statement of Assets and Liabilities, up to the notional value of the futures contracts. Use of short futures contracts subjects the Funds to unlimited risk of loss. The Funds may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Funds' credit risk is limited to failure of the exchange or board of trade.

As of December 31, 2005, the Small Cap Core Fund and U.S. Small Company Fund had outstanding futures contracts as listed on their Schedules of Portfolio Investments.

D. Securities Lending — To generate additional income, each Fund may lend up to 33 1/3% of its assets pursuant to agreements ("borrower agreements") requiring that the loan be continuously secured by cash or securities issued by the U.S. government or its agencies or its instrumentalities (collectively, "U.S. government securities"). JPMorgan Chase Bank, N.A. ("JPMCB"), an affiliate of the Funds, serves as lending agent to the Funds pursuant to a Securities Lending Agreement approved by the Board of Trustees (the "Securities Lending Agreement"). The Securities Lending Agreement was effective with respect to the Funds on October 15, 2002 and an amended and restated agreement was approved by the Board at a meeting held on August 11, 2005.

Under the Securities Lending Agreement, JPMCB acting as agent for the Funds, loans securities to approved borrowers pursuant to approved borrower agreements in exchange for collateral equal to at least 100% of the market value of the loaned securities plus accrued interest. During the term of the loan, the Funds receive payments from borrowers equivalent to the dividends and interest that would have been earned on securities lent while simultaneously seeking to earn income on the investment of cash collateral in accordance with investment guidelines contained in the Securities Lending Agreement. For loans secured by cash, the Funds retain the interest on cash collateral investments but are

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2005

NOTES TO FINANCIAL
STATEMENTS

(CONTINUED)

required to pay the borrower a rebate for the use of the cash collateral. For loans secured by U.S. government securities, the borrower pays a borrower fee to the lending agent on behalf of the Funds. The net income earned on the securities lending (after payment of rebates and the fees) is included in the Statement of Operations as Income from securities lending (net). Information on the investment of cash collateral is shown in the Schedule of Portfolio Investments.

Under the Securities Lending Agreement, JPMCB is entitled to a fee equal to (i) 0.06%, calculated on an annualized basis and accrued daily, based upon the value of Collateral received from Borrowers for each Loan of U.S. Securities outstanding during a given month under this Lending Agreement; and (ii) 0.1142%, calculated on an annualized basis and accrued daily, based upon the value of Collateral received from Borrowers for each Loan of non-U.S. Securities outstanding during a given month under this Lending Agreement. For the period from the effective date of the Agreement through December 31, 2005, JPMCB voluntarily reduced its fees to: (i) 0.05% for each loan of U.S. Securities and (ii) 0.10% for each loan of the non-U.S. Securities, respectively.

As of December 31, 2005, the following Funds had securities with the following market values on loan, received the following collateral and for the period then ended, these Funds paid the following amounts to related party affiliates (amounts in thousands):

	Lending Agent Fees Paid	Market Value of Collateral	Market Value of Loaned Securities
Capital Growth Fund	$27	$77,753	$75,732
Dynamic Small Cap Fund	20	42,643	41,718
Growth Advantage Fund	3	9,062	8,800
Mid Cap Equity Fund	8	18,220	17,762
Mid Cap Value Fund	161	417,693	407,858
Small Cap Core Fund	87	197,606	191,941
Small Cap Equity Fund	28	97,572	94,938
U.S. Small Company Fund	4	38,777	37,571

Risks of delay in recovery of securities or even loss of rights in the securities may occur should the borrower of the securities fail financially. Risks may also arise to the extent that the value of the securities loaned increases above the value of the collateral received. JPMCB will indemnify the Funds for any losses resulting from a borrower's failure to return a loaned security when due. Such indemnification does not extend to losses associated with declines in the value of cash collateral investments. Loans are subject to termination by the Funds or the borrower at any time, and are, therefore, not considered to be illiquid investments.

E. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method adjusted for amortization of premiums and accretion of discounts. Dividend income less foreign taxes withheld (if any) is recorded on the ex-dividend date or when the Funds first learn of the dividend.

The Funds record distributions received in excess of income from underlying investments as a reduction of cost of investments and/or realized gain. Such amounts are

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(CONTINUED)

based on estimates if actual amounts are not available and actual amounts of income, realized gain and return of capital may differ from the estimated amounts. The Funds adjust the estimated amounts of components of distributions (and consequently their net investment income) as necessary once the issuers provide information about the actual composition of the distributions.

F. Allocation of Income and Expenses — In calculating the net asset value per share of each class, investment income, realized and unrealized gains and losses and expenses other than class specific expenses are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day. Expenses directly attributable to a Fund are charged directly to that Fund while the expenses attributable to more than one Fund of the Trusts are allocated among the respective Funds. Each class of shares bears its pro-rata portion of expenses attributable to its Fund, except that each class separately bears expenses related specifically to that class, such as distribution and shareholder servicing fees.

G. Federal Income Taxes — Each Fund is treated as a separate taxable entity for Federal income tax purposes. Each Fund's policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended ("Code"), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized gain on investments. Accordingly, no provision for Federal income tax is necessary.

H. Foreign Taxes — The Funds may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Funds will accrue such taxes and recoveries as applicable, based upon their current interpretation of tax rules and regulations that exist in the markets in which they invest.

I. Dividends and Distributions to Shareholders — Dividends from net investment income are declared and generally paid annually. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed at least annually. The amount of dividends and distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. To the extent these "book/tax" differences are permanent in nature (i.e., that they result from other than timing of recognition — "temporary differences"), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment. The following amounts were reclassified within the capital accounts (amounts in thousands):

	Paid-in-capital	Accumulated undistributed/ (overdistributed) net investment income		Accumulated net realized gain (loss) on investments
FUND
Capital Growth Fund	$1	$3,920		$(3,921)
Dynamic Small Cap Fund	(1,557)	2,474		(917)
Growth Advantage Fund	(446)	447		(1)
Micro Cap Fund	(1)	11		(10)
Mid Cap Equity Fund	1	—	(b)	(1)
Mid Cap Value Fund	287	2,294		(2,581)
Small Cap Core Fund	(78)	43		35
Small Cap Equity Fund	2	176		(178)
U.S. Small Company Fund	(9)	(49)		58
Value Advantage Fund	(8)	8		—

(b)  Amount rounds to less than one thousand.

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2005

NOTES TO FINANCIAL
STATEMENTS

(CONTINUED)

The reclassifications for the Funds relate primarily to tax returns of capital, net operating losses, organization costs, distributions reclasses and REIT adjustments.

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to the Investment Advisory Agreement, J.P. Morgan Investment Management, Inc. (the "Advisor") acts as the investment advisor to the Funds. The Advisor is a wholly-owned subsidiary of J.P. Morgan Asset Management Holdings, Inc., which is a wholly-owned subsidiary of JPMorgan Chase & Co. ("JPMorgan"). The Advisor supervises the investments of each respective Fund and for such services is paid a fee. The fee is accrued daily and paid monthly based on each Fund's respective average daily net assets. The annual fee rate for each Fund is as follows:

Capital Growth Fund	0.40%
Dynamic Small Cap Fund	0.65
Growth Advantage Fund	0.65
Micro Cap Fund	1.25
Mid Cap Equity Fund	0.65
Mid Cap Value Fund*	0.65
Small Cap Core Fund	0.65
Small Cap Equity Fund	0.65
U.S. Small Company Fund	0.60
Value Advantage Fund	0.65

  *  Prior to February 19, 2005, the investment advisory fee rate was 0.70%.

The Advisor waived Investment Advisory Fees and/or reimbursed expenses as outlined in Note 3.F.

The Funds may invest in one or more money market funds advised by the Advisor or its affiliates. Advisory, administrative and shareholder servicing fees are waived and/or reimbursed from the Funds in an amount sufficient to offset any doubling up of these fees related to each Fund's investment in an affiliated money market fund to the extent required by law.

B. Administration Fee — Effective February 19, 2005, pursuant to an Administration Agreement, JPMorgan Funds Management, Inc. (the "Administrator"), an indirect, wholly-owned subsidiary of JPMorgan, began providing certain administration services to the Funds. In consideration of these services, the Administrator receives a fee computed daily and paid monthly at the annual rate of 0.15% of the first $25 billion of the average daily net assets of all funds in the JPMorgan Fund Complex (excluding the money market funds; Investor Balanced Fund, Investor Conservative Growth Fund, Investor Growth Fund and Investor Growth & Income Fund) and 0.075% of the average daily net assets in excess of $25 billion of all such funds.

Prior to February 19, 2005, JPMorgan Chase Bank, N.A. ("JPMCB") served as the Funds' Administrator subject to the same fee agreements.

JPMCB and the Administrator waived Administration fees and/or reimbursed expenses as outlined in Note 3.F.

Effective July 1, 2005, J.P. Morgan Investor Services, Co. ("JPMIS") began serving as the Funds' Sub-administrator. For its services as Sub-administrator, JPMIS receives a portion of the fees payable to the Administrator. Prior to July 1, 2005, BISYS Fund Services, L.P. ("BISYS") served as the Funds' Sub-administrator. For its services as

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(CONTINUED)

Sub-administrator, BISYS received a portion of the fees paid to the Administrator.

C. Distribution Fees — Effective February 19, 2005, pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. ("the Distributor"), a wholly-owned subsidiary of JPMorgan, began serving as the Trusts' exclusive underwriter and promotes and arranges for the sale of each Fund's shares.

Prior to February 19, 2005, J.P. Morgan Fund Distributors, Inc. ("JPMFD"), a wholly-owned subsidiary of The BISYS Group, Inc., served as the Funds' exclusive underwriter.

The Trustees have adopted a Distribution Plan (the "Distribution Plan") for Class A, Class B and Class C Shares of the Funds in accordance with Rule 12b-1 under the 1940 Act.

The Distribution Plan provides that each Fund shall pay distribution fees, including payments to the Distributor, at annual rates of the average daily net assets as shown in the table below:

	Class A	Class B	Class C
Capital Growth Fund	0.25%	0.75%	0.75%
Dynamic Small Cap Fund	0.25	0.75	0.75
Growth Advantage Fund	0.25	0.75	n/a
Micro Cap Fund	0.25	n/a	0.75
Mid Cap Value Fund	0.25	0.75	0.75
Small Cap Equity Fund	0.25	0.75	0.75
Value Advantage Fund	0.25	n/a	0.75

In addition, the Distributor is entitled to receive the front-end sales charges from purchases of Class A shares and the contingent deferred sales charges ("CDSC") from redemptions of Class B and Class C shares and certain Class A shares for which front-end sales charges have been waived. For the period February 19, 2005 to December 31, 2005, the Distributor received the following amounts (in thousands):

	12b-1	Front-End Sales Charges	CDSC
Capital Growth Fund	$1,348	$486	$40
Dynamic Small Cap Fund	697	123	39
Growth Advantage Fund	120	31	1
Micro Cap Fund	1	—	—
Mid Cap Value Fund	10,896	11,823	594
Small Cap Equity Fund	441	1,032	28
Value Advantage Fund	160	1,272	3

JPMFD and the Distributor waived Distribution Fees as outlined in Note 3.F.

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2005

NOTES TO FINANCIAL
STATEMENTS

(CONTINUED)

D. Shareholder Servicing Fees — Effective February 19, 2005, the Trusts, on behalf of the Funds, have entered into a Shareholder Servicing Agreement with the Distributor under which the Distributor provides certain support services to the shareholders. For performing these services, the Distributor receives a fee that is computed daily and paid monthly equal to a percentage of the average daily net assets as shown in the table below:

	Class A	Class B	Class C	Select Class	Institutional Class
Capital Growth Fund	0.25	0.25	0.25	0.25	n/a
Dynamic Small Cap Fund	0.25	0.25	0.25	0.25	n/a
Growth Advantage Fund	0.25	0.25	n/a	n/a	n/a
Micro Cap Fund	0.25	n/a	0.25	0.25	n/a
Mid Cap Equity Fund	n/a	n/a	n/a	0.25	n/a
Mid Cap Value Fund	0.25	0.25	0.25	0.25	0.10
Small Cap Core Fund	n/a	n/a	n/a	0.25	n/a
Small Cap Equity Fund	0.25	0.25	0.25	0.25	n/a
U.S. Small Company Fund	n/a	n/a	n/a	0.25	0.10
Value Advantage Fund	0.25	n/a	0.25	0.25	0.10

The Distributor has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and administrative services to their clients or customers who invest in the Funds under which the Distributor will pay all or a portion of fees earned to such financial intermediaries for performing such services.

Prior to February 19, 2005, JPMCB served as the Funds' Shareholder Servicing Agent. JPMCB was subject to the fee rates disclosed in the previous table.

JPMCB and the Distributor waived shareholder servicing fees as outlined in Note 3.F.

E. Custodian and Accounting Fees — JPMCB provides portfolio custody and fund accounting services for the Funds. The amounts paid directly to JPMCB by the Funds for custody and fund accounting services are included in custodian and accounting fees in the Statement of Operations. The custodian fees may be reduced by credits earned by each Fund, based on uninvested cash balances held by the custodian. Such earnings credits are presented separately in the Statement of Operations.

Interest expense paid to the custodian related to cash overdrafts is presented as interest expense in the Statement of Operations.

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STATEMENTS

(CONTINUED)

F. Waivers and Reimbursements — The Advisor, Administrator and Distributor have contractually agreed to waive fees or reimburse the Funds to the extent that total operating expenses (excluding dividend expenses on short sales, interest, taxes, extraordinary expenses and expenses related to the Board of Trustees' deferred compensation plan) exceed the percentages of the Funds' respective average daily net assets as shown in the table below:

	Class A	Class B	Class C	Select Class	Institutional Class
Capital Growth Fund	1.35%	1.85%	1.85%	0.93%	n/a
Dynamic Small Cap Fund	1.50	2.12	2.12	1.10	n/a
Growth Advantage Fund	1.35	2.05	n/a	n/a	n/a
Micro Cap Fund	1.70	n/a	2.20	1.45	n/a
Mid Cap Equity Fund	n/a	n/a	n/a	1.00	n/a
Mid Cap Value Fund	1.25	2.00	2.00	1.00	0.75%
Small Cap Core Fund	n/a	n/a	n/a	1.00	n/a
Small Cap Equity Fund	1.38	2.12	2.12	0.85	n/a
U.S. Small Company Fund	n/a	n/a	n/a	1.01	0.83
Value Advantage Fund	1.25	n/a	1.75	1.00	0.75

The contractual expense limitation agreements were in effect for the year ended December 31, 2005. The expense limitation percentages in the table above are due to expire April 30, 2006.

For the year ended December 31, 2005, the Funds' service providers waived fees and contractually reimbursed expenses for each of the Funds as follows (amounts in thousands). None of these parties expects the Funds to repay any such waived fees and reimbursed expenses in future years.

	Contractual Waivers
	Investment Advisory	Administration	Shareholder Servicing	Distribution	Total	Contractual Reimbursements
Capital Growth Fund	$—	$—	$—	$—	$—	$1
Dynamic Small Cap Fund	162	19	76	—	257	—
Growth Advantage Fund	79	28	101	—	208	—
Micro Cap Fund	11	1	2	—	14	20
Mid Cap Equity Fund	—	3	193	—	196	—
Mid Cap Value Fund	5,781	575	2,003	—	8,359	18
Small Cap Core Fund	—	1	500	—	501	—
Small Cap Equity Fund	—	108	578	—	686	—
U.S. Small Company Fund	48	64	123	—	235	—
Value Advantage Fund	123	17	—	—	140	97

JPMORGAN U.S. EQUITY MID/SMALL CAP FUNDS138

ANNUAL REPORT DECEMBER 31

2005

NOTES TO FINANCIAL
STATEMENTS

(CONTINUED)

	Voluntary Waivers
	Investment Advisory	Administration	Shareholder Servicing	Distribution	Total
Dynamic Small Cap Fund	$1	$6	$—	$—	$7
Mid Cap Equity Fund	—	52	196	—	248
Mid Cap Value Fund	1,022	119	—	—	1,141
Small Cap Core Fund	—	184	1,472	—	1,656
Small Cap Equity Fund	—	43	—	—	43

  (h)  Amount rounds to less than one thousand.

G. Other — Certain officers of the Trusts are affiliated with the Advisor, the Administrator and the Distributor. Such officers receive no compensation from the Funds for serving in their respective roles.

During the period, certain Funds may have purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate are affiliated with the Advisor.

The Funds may use related party broker/dealers. For the year ended December 31, 2005, the Funds did not incur any brokerage commissions with broker/dealers affiliated with the Advisor.

The SEC has granted an exemptive order permitting the Funds to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments subject to certain conditions.

4. Investment Transactions

During the year ended December 31, 2005 purchases and sales of investments (excluding short-term investments) were as follows (amounts in thousands):

	Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)
FUND
Capital Growth Fund	$1,023,343	$823,303
Dynamic Small Cap Fund	249,266	276,666
Growth Advantage Fund	74,110	80,393
Micro Cap Fund	5,338	440
Mid Cap Equity Fund	260,864	241,776
Mid Cap Value Fund	5,228,173	2,520,304
Small Cap Core Fund	299,790	363,694
Small Cap Equity Fund	339,344	267,310
U.S. Small Company Fund	56,661	115,739
Value Advantage Fund	135,574	39,621

JPMORGAN U.S. EQUITY MID/SMALL CAP FUNDS139

JPMorgan Funds

NOTES TO FINANCIAL
STATEMENTS

(CONTINUED)

5. Federal Income Tax Matters

For Federal income tax purposes, the cost and unrealized appreciation (depreciation) in value of the investment securities at December 31, 2005 were as follows (amounts in thousands):

	Aggregate cost	Gross unrealized appreciation	Gross unrealized depreciation	Net unrealized appreciation (depreciation)
Capital Growth Fund	$735,216	139,623	(18,501)	$121,122
Dynamic Small Cap Fund	203,151	25,571	(3,468)	22,103
Growth Advantage Fund	56,900	9,545	(1,061)	8,484
Micro Cap Fund	5,041	281	(155)	126
Mid Cap Equity Fund	238,307	53,351	(4,544)	48,807
Mid Cap Value Fund	6,890,047	850,402	(130,887)	719,515
Small Cap Core Fund	938,350	124,082	(50,709)	73,373
Small Cap Equity Fund	488,550	103,424	(5,137)	98,287
U.S. Small Company Fund	170,111	33,178	(8,453)	24,725
Value Advantage Fund	101,248	3,805	(2,017)	1,788

For all of the Funds, the difference between book and tax basis appreciation/(depreciation) on investments is primarily attributed to wash sale loss deferrals.

The tax character of distributions paid during the fiscal year ended December 31, 2005 was as follows (amounts in thousands):

	Distributions paid from:
	Ordinary Income	Net Long-Term Capital Gains	Tax Return of Capital	Total Distributions Paid
Capital Growth Fund	$5,585	$51,737	—	$57,322
Dynamic Small Cap Fund	—	12,871	—	12,871
Mid Cap Equity Fund	7,528	20,249	—	27,777
Mid Cap Value Fund	136,842	82,699	—	219,541
Small Cap Core Fund	14,476	7,123	—	21,599
Small Cap Equity Fund	5,878	47,292	—	53,170
U.S. Small Company Fund	4,252	12,500	—	16,752
Value Advantage Fund	1,391	6	—	1,397

JPMORGAN U.S. EQUITY MID/SMALL CAP FUNDS140

ANNUAL REPORT DECEMBER 31

2005

NOTES TO FINANCIAL
STATEMENTS

(CONTINUED)

The tax character of distributions paid during the fiscal year ended December 31, 2004 was as follows (amounts in thousands):

	Distributions paid from:
	Ordinary income	Net long-term capital gains	Tax return of capital	Total distributions paid
Capital Growth Fund	$—	$61,848	$—	$61,848
Mid Cap Equity Fund	6,536	17,731	—	24,267
Mid Cap Value Fund	44,728	10,066	—	54,794
Small Cap Core Fund	12,478	75,838	—	88,316
Small Cap Equity Fund	5,490	106,812	—	112,302
U.S. Small Company Fund	—	28,244	—	28,244

At December 31, 2005, the components of net assets (excluding paid in capital) on a tax basis were as follows (amounts in thousands):

	Current distributable ordinary income	Current distributable long-term capital gain or (tax basis capital loss carryover)	Unrealized appreciation (depreciation)
Capital Growth Fund	$5,265	$9,122	$121,122
Dynamic Small Cap Fund	—	389	22,103
Growth Advantage Fund	—	(245,044)	8,484
Micro Cap Fund	33	—	126
Mid Cap Equity Fund	1,716	3,206	48,807
Mid Cap Value Fund	19,629	32,703	719,515
Small Cap Core Fund	—	—	73,373
Small Cap Equity Fund	1,640	1,661	98,287
U.S. Small Company Fund	241	966	24,725
Value Advantage Fund	95	9	1,788

For the Funds, the cumulative timing differences primarily consist of wash sale loss deferrals, deferred compensation, post October losses, investments in 1256 contracts and REIT adjustments.

JPMORGAN U.S. EQUITY MID/SMALL CAP FUNDS141

JPMorgan Funds

NOTES TO FINANCIAL
STATEMENTS

(CONTINUED)

As of December 31, 2005, the following Funds had net capital loss carryforwards, which are available to offset future realized gains (amounts in thousands):

	2006	2007	2008	2009	2010	2011	2012	2013	Total
Capital Growth Fund*	—	—	—	—	563	—	—	—	563
Growth Advantage Fund	—	—	—	214,153	28,364	2,527	—	—	245,044

  *  Limited under IRC section 381-384.

During the year ended December 31, 2005, Growth Advantage Fund, Dynamic Small Cap Fund and Capital Growth Fund utilized capital loss carryforwards of $8,373, $3,776 and $113 respectively (in thousands)

Net capital losses incurred after October 31 and within the taxable year are deemed to arise on the first business day of the Funds' next taxable year. For the year ended December 31, 2005, the Dynamic Small Cap Fund and Small Cap Core Fund deferred to January 1, 2006 post October capital losses of $664 and $1,364 (amounts in thousands).

6. Borrowings

Effective February 19, 2005, the Funds began relying upon an exemptive order ("Order") permitting the establishment and operation of an Interfund Lending Facility ("Facility"). The Facility allows the Funds to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund's borrowing restrictions. The Interfund Loan Rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPMorgan Trust II (formerly One Group Mutual Funds) and may be relied upon by the Funds because they are investment companies in the same "group of investment companies" (as defined in Section 12(d)(1)(G) of the Investment Company Act of 1940).

In addition, effective February 18, 2005, the Trusts and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the JPMorgan Funds including the Funds. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund's borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 21, 2006.

Prior to February 18, 2005, the Funds were allowed to borrow money for temporary or emergency purposes, pursuant to a Line of Credit dated April 17, 2003. This agreement enabled the Funds to participate with other JPMorgan Funds in a line of credit with JPMCB, as administrative agent, and a syndicate of banks, which permitted borrowings up to $250 million, collectively. Interest was charged to each Fund based on its borrowings at an annual rate equal to the sum of the Federal Funds Rate plus 0.50%. The Funds also paid a commitment fee of 0.09% per annum on the average daily amount of the available commitment, which was allocated on a pro-rata basis to the Funds. This agreement was terminated as of February 18, 2005.

JPMORGAN U.S. EQUITY MID/SMALL CAP FUNDS142

ANNUAL REPORT DECEMBER 31

2005

NOTES TO FINANCIAL
STATEMENTS

(CONTINUED)

The outstanding borrowings from another fund or from the unsecured uncommitted credit facility and average borrowings for the period ended December 31, 2005, were as follows (in thousands):

	Outstanding balance at December 31, 2005	Average borrowings	Number of days used	Interest paid
Small Cap Equity Fund	$—	$1,273	1	(c)
U.S. Small Company Fund	—	697	1	(c)

  *  Amount is less than one thousand.

7. Concentrations and Indemnifications

In the normal course of business the Funds enter into contracts that contain a variety of representations which provide general indemnifications. Each Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against each Fund that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

From time to time, the Funds' investment adviser or an affiliate may exercise discretion on behalf of certain of its clients with respect to the purchase or sale of a significant portion of the Funds' outstanding shares. Investment activities on behalf of these shareholders could impact the Funds.

8. Subsequent Event*

On February 6, 2006, the JPMorgan Chase Bank Emerging Growth Trust and JPMorgan Chase Bank Special Equities Fund common trust funds, managed by JPMorgan Chase Bank, N.A., transferred securities in-kind to the JPMorgan Small Cap Core Fund in a tax-free exchange. The JPMorgan Chase Bank Emerging Growth Trust purchased 2,102 Select Class Shares of JPMorgan Small Cap Core Fund and the JPMorgan Small Cap Core Fund received portfolio securities with a market value of $100,174 in exchange for these shares. The JPMorgan Chase Bank Special Equities Fund purchased 4,895 Select Class Shares of JPMorgan Small Cap Core Fund and the JPMorgan Small Cap Core Fund received portfolio securities with a market value of $233,243 in exchange for these shares. The cost basis of the portfolio securities transferred to the JPMorgan Small Cap Core Fund is equal to the cost of the securities of the JPMorgan Chase Bank Emerging Growth Trust and JPMorgan Chase Bank Special Equities Fund, respectively, at the time of the in-kind transfer.

  *  Amounts in thousands

JPMORGAN U.S. EQUITY MID/SMALL CAP FUNDS143

JPMorgan Funds

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees and Shareholders of
J.P. Morgan Mutual Fund Investment Trust, J.P. Morgan Fleming Mutual Fund Group, Inc. and JPMorgan Trust I:

In our opinion, the accompanying statements of assets and liabilities, including the schedule of portfolio investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of JPMorgan Growth Advantage Fund (a portfolio of J.P. Morgan Mutual Fund Investment Trust), JPMorgan Mid Cap Value Fund (a portfolio of J.P. Morgan Fleming Mutual Fund Group, Inc.), JPMorgan Capital Growth Fund, JPMorgan Dynamic Small Cap Fund, JPMorgan Micro Cap Fund, JPMorgan Mid Cap Equity Fund, JPMorgan Small Cap Core Fund, JPMorgan Small Cap Equity Fund, JPMorgan U.S. Small Company Fund and JPMorgan Value Advantage Fund (each a portfolio of JPMorgan Trust I) (hereafter collectively referred to as the "Funds") at December 31, 2005, the results of each of their operations for the period then ended, the changes in each of their net assets and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2005 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, New York
February 21, 2006

JPMORGAN U.S. EQUITY MID/SMALL CAP FUNDS144

JPMorgan Funds

TRUSTEES

(Unaudited)

Name (Year of Birth); Positions With the Funds	Principal Occupations During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee(1)		Other Directorships Held Outside Fund Complex
Independent Trustees

William J. Armstrong (1941); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 1987.	Retired; Vice President & Treasurer of Ingersoll-Rand Company (manufacturer of industrial equipment) (1972-2000).	118		None.

Roland R. Eppley, Jr. (1932); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 1989.	Retired; President & Chief Executive Officer, Eastern Sales Bankcard (1971-1988).	118		None.

John F. Finn (1947); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1998.	President and Chief Executive Officer of Gardner, Inc. (wholesale distributor to outdoor power equipment industry) (1979-present).	117	*	Director, Cardinal Health, Inc (CAH) (1994-present); Director, The Crane Group (2003-present); Chairman, The Columbus Association for the Performing Arts (CAPA) (2003-present).

Dr. Matthew Goldstein (1941); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 2003.	Chancellor of the City University of New York (1999-present); President, Adelphi University (New York) (1998-1999).	118		Director, Albert Einstein School of Medicine (1998-present); Director of New Plan Excel Realty Trust, Inc. (real estate investment trust) (2000-present); Director of Lincoln Center Institute for the Arts in Education (1999-present).

Robert J. Higgins (1945); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 2002.	Retired; Director of Administration of the State of Rhode Island (2003-2004); President – Consumer Banking and Investment Services, Fleet Boston Financial (1971-2001).	118		None.

Peter C. Marshall (1942); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1994.	Self-employed business consultant (2002-present); Senior Vice President, W.D. Hoard, Inc. (corporate parent of DCI Marketing, Inc.) (2000-2002); President, DCI Marketing, Inc. (1992-2000).	117	*	None.

Marilyn McCoy (1948); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1999.	Vice President of Administration and Planning, Northwestern University (1985-present).	117	*	Trustee, Mather LifeWays (1994-present); Trustee, Carleton College (2003-present).

William G. Morton, Jr. (1937); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 2003.	Retired; Chairman Emeritus (2001-2002), and Chairman and Chief Executive Officer, Boston Stock Exchange (1985-2001).	118		Director of Radio Shack Corporation (electronics) (1987-present); Director of The National Football Foundation and College Hall of Fame (1994-present); Trustee of the Stratton Mountain School (2001-present).

JPMORGAN U.S. EQUITY MID/SMALL CAP FUNDS145

JPMorgan Funds

TRUSTEES (CONTINUED)

(Unaudited)

Name (Year of Birth); Positions With the Funds	Principal Occupations During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee(1)		Other Directorships Held Outside Fund Complex
Independent Trustees (continued)

Robert A. Oden, Jr. (1946); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1997.	President, Carleton College (2002-present); President, Kenyon College (1995-2002).	117	*	Director, American University in Cairo.

Fergus Reid, III (1932); Trustee of Trust (Chairman) since 2005; Trustee (Chairman) of heritage JPMorgan Funds since 1987.	Chairman of Lumelite Corporation (plastics manufacturing) (2003-present); Chairman and Chief Executive Officer of Lumelite Corporation (1985-2002).	118		Trustee of Morgan Stanley Funds (198 portfolios) (1995-present).

Frederick W. Ruebeck (1939); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1994.	Advisor, Jerome P. Green & Associates, LLC (broker-dealer) (2002-present); Chief Investment Officer, Wabash College (2004-present); self-employed consultant (2000-present); Director of Investments, Eli Lilly and Company (1988-1999).	117	*	Director, AMS Group (2001-present); Trustee, Wabash College (1988-present); Chairman, Indianapolis Symphony Orchestra Foundation (1994-present).

James J. Schonbachler (1943); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 2001.	Retired; Managing Director of Bankers Trust Company (financial services) (1968-1998).	118		None.

Interested Trustee

Leonard M. Spalding, Jr.** (1935); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 1998.	Retired; Chief Executive Officer of Chase Mutual Funds (investment company) (1989-1998); President & Chief Executive Officer of Vista Capital Management (investment management) (1990-1998); Chief Investment Executive of Chase Manhattan Private Bank (investment management) (1990-1998).	118		Director, Glenview Trust Company, LLC (2001-present); Trustee, St. Catherine College (1998-present); Trustee, Bellarmine University (2000-present); Director, Springfield-Washington County Economic Development Authority (1997-present); Trustee, Marion and Washington County, Kentucky Airport Board (1998-present); Trustee, Catholic Education Foundation (2005-present).

  (1)  A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services or have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies. The JPMorgan Funds Complex which the Board of Trustees oversees currently includes nine registered investment companies (118 funds).

  *  This Trustee does not oversee the UM Investment Trust II which is the registered investment company for the Undiscovered Managers Spinnaker Fund, and therefore oversees eight registered investment companies (117 funds).

  **  Mr. Spalding is deemed to be an "interested person" due to his ownership of JPMorgan Chase stock.

The contact address for each of the Trustees is 522 Fifth Avenue, New York, NY 10036.

JPMORGAN U.S. EQUITY MID/SMALL CAP FUNDS146

ANNUAL REPORT DECEMBER 31

2005

OFFICERS

(Unaudited)

Name (Year of Birth), Positions Held with the Funds	Principal Occupations During Past 5 Years
George C.W. Gatch (1962), President (2005)	Managing Director of JPMorgan Investment Management Inc.; Director and President, JPMorgan Distribution Services, Inc. and JPMorgan Funds Management, Inc. since 2005. Mr. Gatch is CEO and President of JPMorgan Funds. Mr. Gatch has been an employee since 1986 and has held positions such as President and CEO of DKB Morgan, a Japanese mutual fund company which was a joint venture between J.P. Morgan and Dai-Ichi Kangyo Bank, as well as positions in business management, marketing and sales.

Robert L. Young (1963), Senior Vice President (2005)*	Director and Vice President of JPMorgan Distribution Services, Inc. and JPMorgan Funds Management, Inc.; Chief Operating Officer, JPMorgan Funds since 2005, and One Group Mutual Funds from 2001 until 2005. Mr. Young was Vice President and Treasurer, JPMorgan Funds Management, Inc. (formerly One Group Administrative Services) and Vice President and Treasurer, JPMorgan Distribution Services, Inc. (formerly One Group Dealer Services, Inc.) from 1999 to 2005.

Patricia A. Maleski (1960), Vice President and Chief Administrative Officer (2005)	Vice President, JPMorgan Funds Management, Inc.; previously, Treasurer, JPMorgan Funds and Head of Funds Administration and Board Liaison. Ms. Maleski was Vice President of Finance for the Pierpont Group, Inc., an independent company owned by the Board of Directors/Trustees of the JPMorgan Funds, prior to joining J.P. Morgan Chase & Co. in 2001.

Stephanie J. Dorsey (1969), Treasurer (2005)*	Vice President, JPMorgan Funds Management, Inc.; Director of Mutual Fund Administration, JPMorgan Funds Management, Inc. (formerly One Group Administrative Services), from 2004 to 2005; Ms. Dorsey worked for JP Morgan Chase & Co., (formerly Bank One Corporation) from 2003 to 2004; prior to joining Bank One Corporation, she was a Senior Manager specializing in Financial Services audits at PricewaterhouseCoopers LLP from 1992 through 2002.

Stephen M. Ungerman (1953), Senior Vice President and Chief Compliance Officer (2005)	Senior Vice President, JPMorgan Chase & Co.; Mr. Ungerman was head of Fund Administration – Pooled Vehicles from 2000 to 2004. Mr. Ungerman held a number of positions in Prudential Financial's asset management business prior to 2000.

Paul L. Gulinello (1950), AML Compliance Officer (2005)	Vice President and Anti Money Laundering Compliance Officer for JPMorgan Asset Management Americas, additionally responsible for personal trading and compliance testing since 2004; Treasury Services Operating Risk Management and Compliance Executive supporting all JPMorgan Treasury Services business units from July 2000 to 2004.

Stephen M. Benham (1959), Secretary (2005)	Vice President and Assistant General Counsel, JPMorgan Chase & Co. since 2004; Vice President (Legal Advisory) of Merrill Lynch Investment Managers, L.P. from 2000 to 2004; attorney associated with Kirkpatrick & Lockhart LLP from 1997 to 2000.

Elizabeth A. Davin (1964), Assistant Secretary (2005)*	Vice President and Assistant General Counsel, JPMorgan Chase & Co. since 2005; Senior Counsel, JPMorgan Chase & Co. (formerly Bank One Corporation) from 2004-2005; Assistant General Counsel and Associate General Counsel and Vice President, Gartmore Global Investments, Inc. from 1999 to 2004.

Jessica K. Ditullio (1962), Assistant Secretary (2005)*	Vice President and Assistant General Counsel, JPMorgan Chase & Co. since 2005; Ms. Ditullio has served as an attorney with various titles for JP Morgan Chase & Co. (formerly Bank One Corporation) since 1990.

Nancy E. Fields (1949), Assistant Secretary (2005)*	Vice President, JPMorgan Funds Management, Inc. and JPMorgan Distribution Services, Inc.; From 1999 to 2005, Director, Mutual Fund Administration, JPMorgan Funds Management, Inc. (formerly One Group Administrative Services, Inc.) and Senior Project Manager, Mutual Funds, JPMorgan Distribution Services, Inc. (formerly One Group Dealer Services, Inc).

Ellen W. O'Brien (1957), Assistant Secretary (2005)**	Assistant Vice President, JPMorgan Investor Services, Co., responsible for Blue Sky registration; Ms. O'Brien has served in this capacity since joining the firm in 1991.

Suzanne E. Cioffi (1967), Assistant Treasurer (2005)	Vice President, JPMorgan Funds Management, Inc., responsible for mutual fund financial reporting; Ms. Cioffi has overseen various fund accounting, custody and administration conversion projects during the past five years.

JPMORGAN U.S. EQUITY MID/SMALL CAP FUNDS147

JPMorgan Funds

OFFICERS (CONTINUED)

(Unaudited)

Name (Year of Birth), Positions Held with the Funds	Principal Occupations During Past 5 Years
Christopher D. Walsh (1965), Assistant Treasurer (2005)	Vice President, JPMorgan Funds Management, Inc.; Mr. Walsh has managed all aspects of institutional and retail mutual fund administration and vendor relationships within the mutual funds, commingled/ERISA funds, 3(c)(7) funds, hedge funds and LLC products. Mr. Walsh was a director of Mutual Fund Administration at Prudential Investments from 1996 to 2000.

Arthur A. Jensen (1966), Assistant Treasurer (2005)*	Vice President, JPMorgan Funds Management, Inc. since April 2005; formerly, Vice President of Financial Services of BISYS Fund Services, Inc. from 2001 until 2005; Mr. Jensen was Section Manager at Northern Trust Company and Accounting Supervisor at Allstate Insurance Company prior to 2001.

The contact address for each of the officers, unless otherwise noted, is 522 Fifth Avenue, New York, NY 10036.

  *  The contact address for the officer is 1111 Polaris Parkway, Columbus, OH 43271.

  **  The contact address for the officer is 73 Tremont Street, Floor 1, Boston MA 02108.

JPMORGAN U.S. EQUITY MID/SMALL CAP FUNDS148

ANNUAL REPORT DECEMBER 31

2005

SCHEDULE OF SHAREHOLDER EXPENSES

Hypothetical $1,000 Investment at Beginning of Period

December 31, 2005

(Unaudited)

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption fees and (2) ongoing costs, including investment advisory, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period, July 1, 2005, and continued to hold your shares at the end of the reporting period, December 31, 2005.

Actual Expenses

For each Class of each Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

JPMORGAN U.S. EQUITY MID/SMALL CAP FUNDS149

JPMorgan Funds

SCHEDULE OF SHAREHOLDER EXPENSES

Hypothetical $1,000 Investment at Beginning of Period

December 31, 2005

(Unaudited)

	Beginning Account Value, July 1, 2005	Ending Account Value, December 31, 2005	Expenses Paid During Period	Annualized Expense Ratio
CAPITAL GROWTH FUND
Class A
Actual	$1,000.00	$1,072.60	$5.96	1.14%
Hypothetical	$1,000.00	$1,019.46	$5.80	1.14%
Class B
Actual	$1,000.00	$1,069.90	$8.56	1.64%
Hypothetical	$1,000.00	$1,016.94	$8.34	1.64%
Class C
Actual	$1,000.00	$1,069.80	$8.56	1.64%
Hypothetical	$1,000.00	$1,016.94	$8.34	1.64%
Select Class
Actual	$1,000.00	$1,073.90	$4.65	0.89%
Hypothetical	$1,000.00	$1,020.72	$4.53	0.89%
DYNAMIC SMALL CAP FUND
Class A
Actual	$1,000.00	$1,071.40	$7.83	1.50%
Hypothetical	$1,000.00	$1,017.64	$7.63	1.50%
Class B
Actual	$1,000.00	$1,068.00	$10.79	2.07%
Hypothetical	$1,000.00	$1,014.77	$10.51	2.07%
Class C
Actual	$1,000.00	$1,068.20	$10.79	2.07%
Hypothetical	$1,000.00	$1,014.77	$10.51	2.07%
Select Class
Actual	$1,000.00	$1,073.40	$5.75	1.10%
Hypothetical	$1,000.00	$1,019.66	$5.60	1.10%
GROWTH ADVANTAGE FUND
Class A
Actual	$1,000.00	$1,081.80	$7.08	1.35%
Hypothetical	$1,000.00	$1,018.40	$6.87	1.35%
Class B
Actual	$1,000.00	$1,076.10	$10.73	2.05%
Hypothetical	$1,000.00	$1,014.87	$10.41	2.05%

JPMORGAN U.S. EQUITY MID/SMALL CAP FUNDS150

ANNUAL REPORT DECEMBER 31

2005

SCHEDULE OF SHAREHOLDER EXPENSES (CONTINUED)

Hypothetical $1,000 Investment at Beginning of Period

December 31, 2005

(Unaudited)

	Beginning Account Value	Ending Account Value, December 31, 2005	Expenses Paid During Period	Annualized Expense Ratio
MICRO CAP FUND
Class A
Actual*	$1,000.00	$1,031.30	$2.89	1.70%
Hypothetical**	$1,000.00	$1,016.64	$8.64	1.70%
Class C
Actual*	$1,000.00	$1,030.70	$3.73	2.20%
Hypothetical**	$1,000.00	$1,014.12	$11.17	2.20%
Select Class
Actual*	$1,000.00	$1,032.00	$2.46	1.45%
Hypothetical**	$1,000.00	$1,017.90	$7.37	1.45%
MID CAP EQUITY FUND
Select Class
Actual	$1,000.00	$1,056.10	$4.66	0.90%
Hypothetical	$1,000.00	$1,020.67	$4.58	0.90%
MID CAP VALUE FUND
Class A
Actual	$1,000.00	$1,037.40	$6.42	1.25%
Hypothetical	$1,000.00	$1,018.90	$6.36	1.25%
Class B
Actual	$1,000.00	$1,034.80	$8.98	1.75%
Hypothetical	$1,000.00	$1,016.38	$8.89	1.75%
Class C
Actual	$1,000.00	$1,035.20	$8.98	1.75%
Hypothetical	$1,000.00	$1,016.38	$8.89	1.75%
Select Class
Actual	$1,000.00	$1,038.70	$5.14	1.00%
Hypothetical	$1,000.00	$1,020.16	$5.09	1.00%
Institutional Class
Actual	$1,000.00	$1,040.10	$3.86	0.75%
Hypothetical	$1,000.00	$1,021,42	$3.82	0.75%
SMALL CAP CORE FUND
Select Class
Actual	$1,000.00	$1,042.90	$4.18	0.80%
Hypothetic	$1,000.00	$1,021.17	$4.08	0.80%

  *  Beginning account value as of October 31, 2005 (commencement of offering of Classes A, C, and Select Shares) and expenses paid during the period from October 31, 2005 through December 31, 2005.

  **  Beginning account value as of July 1, 2005 and expenses paid during the period from July 1, 2005 through December 31, 2005.

JPMORGAN U.S. EQUITY MID/SMALL CAP FUNDS151

JPMorgan Funds

SCHEDULE OF SHAREHOLDER EXPENSES (CONTINUED)

Hypothetical $1,000 Investment at Beginning of Period

December 31, 2005

(Unaudited)

	Beginning Account Value	Ending Account Value, December 31, 2005	Expenses Paid During Period	Annualized Expense Ratio
SMALL CAP EQUITY FUND
Class A
Actual	$1,000.00	$1,090.10	$7.11	1.35%
Hypothetical	$1,000.00	$1,018.40	$6.87	1.35%
Class B
Actual	$1,000.00	$1,087.70	$9.73	1.85%
Hypothetical	$1,000.00	$1,015.88	$9.40	1.85%
Class C
Actual	$1,000.00	$1,087.70	$9.73	1.85%
Hypothetical	$1,000.00	$1,015.88	$9.40	1.85%
Select Class
Actual	$1,000.00	$1,093.10	$4.48	0.85%
Hypothetical	$1,000.00	$1,020.92	$4.33	0.85%
U.S.SMALL COMPANY FUND
Select Class
Actual	$1,000.00	$1,045.60	$5.21	1.01%
Hypothetical	$1,000.00	$1,020.11	$5.14	1.01%
Institutional Class
Actual	$1,000.00	$1,045.70	$4.28	0.83%
Hypothetical	$1,000.00	$1,021.02	$4.23	0.83%
VALUE ADVANTAGE FUND
Class A
Actual	$1,000.00	$1,041.90	$6.43	1.25%
Hypothetical	$1,000.00	$1,018.90	$6.36	1.25%
Class C
Actual	$1,000.00	$1,039.80	$9.00	1.75%
Hypothetical	$1,000.00	$1,016.38	$8.89	1.75%
Select Class
Actual	$1,000.00	$1,043.70	$5.15	1.00%
Hypothetical	$1,000.00	$1,020.16	$5.09	1.00%
Institutional Class
Actual	$1,000.00	$1,038.60	$3.85	0.75%
Hypothetical	$1,000.00	$1,021.42	$3.82	0.75%

JPMORGAN U.S. EQUITY MID/SMALL CAP FUNDS152

ANNUAL REPORT DECEMBER 31

2005

BOARD APPROVAL OF RENEWAL OF INVESTMENT ADVISORY AGREEMENTS

(Unaudited)

All Funds except Micro Cap Fund

The Board of Trustees meetings held in person in July and August 2005, considered the continuation of each of the investment advisory agreements for the Funds whose annual report is contained herein (each an "Advisory Agreement"). At the July meeting, the Board's investment sub-committees (money market, equity and fixed income) met to review and consider performance and expense information for each Fund. Each investment sub-committee reported to the full Board, which then considered the investment sub-committee's preliminary findings. At and following the July meeting, the Trustees requested additional information from the Funds' management. At the August meeting, the Trustees continued their review and consideration, including the review of management's response to the Trustees' July request. The Trustees, including a majority of the Trustees, who are not "interested persons" (as defined in the '40 Act) of any party to the Advisory Agreement or any of their affiliates, approved the Advisory Agreement on August 10, 2005.

The Trustees, as part of their review of the investment advisory arrangements for the Funds, receive from the Adviser and review on a regular basis over the course of the year, information regarding the performance of the Funds. This information includes the Funds' performance against the Funds' peers and benchmarks and analyses by the Adviser of the Funds' performance. In addition, with respect to all Funds, except the money market Funds, the Trustees have engaged an independent consultant to similarly review the performance of each of the Funds, at each of the Trustees' regular meetings. The Adviser also periodically provides comparative information regarding the Funds' expense ratios and those of the peer groups. In addition, in preparation for the July and August meetings, the Trustees requested and evaluated extensive materials from the Adviser, including performance and expense information compiled by Lipper Inc. ("Lipper"), an independent provider of investment company data. Prior to voting, the Trustees reviewed the proposed approval of the Advisory Agreement with representatives of the Adviser and with counsels to the Trust and received a memorandum from independent counsel to the Trustees discussing the legal standards for their consideration of the proposed approval. The Trustees also discussed the proposed approval in private sessions with independent counsel at which no representatives of the Adviser were present. Set forth below is a summary of the material factors evaluated by the Trustees in determining to approve the Advisory Agreement.

In their deliberations, each Trustee attributed different weights to the various factors, and no factor alone was considered determinative. The Trustees determined that the overall arrangement between each Fund and the Adviser, as provided in the Advisory Agreement was fair and reasonable and that the continuance of the investment advisory contract was in the best interests of each Fund and its shareholders.

The matters discussed below were considered and discussed by the Trustees in reaching their conclusions:

Nature, Extent and Quality of Services Provided by the Adviser

The Trustees received and considered information regarding the nature, extent and quality of the services provided to each Fund under the Advisory Agreement. The Trustees took into account information furnished throughout the year at Trustee Meetings, as well as the materials furnished specifically in connection with this

JPMORGAN U.S. EQUITY MID/SMALL CAP FUNDS153

JPMorgan Funds

BOARD APPROVAL OF RENEWAL OF INVESTMENT ADVISORY AGREEMENTS (CONTINUED)

(Unaudited)

annual review process. The Trustees considered the background and experience of the Adviser's senior management and expertise of, and the amount of attention given to each Fund by, investment personnel of the Adviser. In addition, the Trustees reviewed the qualifications, backgrounds and responsibilities of the portfolio management team primarily responsible for the day-to-day management of each Fund and the infrastructure supporting the team. The quality of the administrative services provided by JPMorgan Funds Management, Inc. ("JPMF") an affiliate of the Adviser was also considered. The Board of Trustees also considered its knowledge of the nature and quality of the services provided by the Adviser to the Funds gained from their experience as Trustees of the Funds. In addition, they considered the overall reputation and capabilities of the Adviser and its affiliates, the commitment of the Adviser to provide high quality service to the Funds, the benefits to the Fund of the integration of the infrastructure supporting the heritage One Group and JPMorgan Funds, their overall confidence in the Adviser's integrity and the Adviser's responsiveness to concerns raised by them, including the Adviser's willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to each Fund.

Based on these considerations and other factors, the Trustees concluded that they were satisfied with the nature, extent and quality of the investment advisory services provided to each Fund by the Adviser.

Costs of Services Provided and Profitability to the Adviser

At the request of the Trustees, the Adviser provided information regarding the profitability to the Adviser and its affiliates in providing services to each of the Funds. The Trustees reviewed and discussed this data. The Trustees recognized that this data is not audited and represents the Adviser's determination of its and its affiliates revenues from the contractual services provided to the Funds, less expenses of providing such services. Expenses include direct and indirect costs and are calculated using an allocation methodology developed by the Adviser. The Trustees also recognized that it is difficult to make comparisons of profitability from fund investment advisory contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the fact that publicly-traded fund managers' operating profits and net income are net of distribution and marketing expenses. Based on their review, the Trustees concluded that the profitability to the Adviser of each of the Investment Advisory Agreements was not unreasonable in light of the services and benefits provided to each Fund.

Fall-Out Benefits

The Trustees reviewed information regarding potential "fall-out" or ancillary benefits received by the Adviser and its affiliates as a result of their relationship with the Funds. The Board considered that the Adviser discontinued third-party soft dollar arrangements with respect to securities transactions it executes for the Funds.

The Trustees also considered that JPMF and JPMorgan Distribution Services, Inc. ("JPMDS") affiliates of the Adviser are expected to earn fees from the Funds for providing administrative and shareholder services. These fees were shown separately in the profitability analysis presented to the Trustees. The Trustees also considered the payments of Rule 12b-1 fees to JPMDS, which also

JPMORGAN U.S. EQUITY MID/SMALL CAP FUNDS154

ANNUAL REPORT DECEMBER 31

2005

BOARD APPROVAL OF RENEWAL OF INVESTMENT ADVISORY AGREEMENTS (CONTINUED)

(Unaudited)

acts as the Funds' distributor and that these fees are generally paid to financial intermediaries that sell the Funds, including financial intermediaries that are affiliates of the Adviser. The Trustees also considered the fees paid to JPMorgan Chase Bank, NA for custody and fund accounting and other related services.

Economies of Scale

The Trustees noted that the proposed investment advisory fee schedule for each Fund does not contain breakpoints. The Trustees considered whether it would be appropriate to add advisory fee breakpoints and the Trustees concluded that the current fee structure was reasonable in light of the fee waivers and expense limitations that the Adviser has in place that serve to limit the overall net expense ratio at competitive levels. The Trustees also recognized that the fee schedule for the administrative services provided by JPMF does include a fee breakpoint, which is tied to the overall level of money market assets or non-money market fund assets, as applicable, advised by the Adviser, and that the Fund would benefit from that breakpoint. The Trustees concluded that shareholders benefited from the lower expense ratios which resulted from these factors.

Independent Written Evaluation of the Fund's Chief Compliance Officer

The Trustees noted that, upon their direction, the Chief Compliance Officer for the Capital Growth Fund, Dynamic Small Cap Fund, Growth Advantage Fund, Mid Cap Equity Fund, Mid Cap Value, Small Cap Core Fund, Small Cap Equity Fund, U.S. Small Company Fund and Value Advantage Fund had prepared an independent written evaluation in order to assist the Trustees in determining the reasonableness of the proposed management fees of these Funds. The Trustees indicated that the written evaluation had been relied upon in this regard in determining whether to continue the Advisory Agreement. The Trustees considered the evaluation as noted in the Investment Performance section of this report.

Fees Relative to Adviser's Other Clients

The Trustees received and considered information about the nature, extent and quality of services and fee rates offered to other clients of the Adviser for comparable services. The Trustees also considered the complexity of investment management for the Funds relative to the Adviser's other clients and the differences in the nature, extent and quality of the services provided to the different clients. The Trustees noted that the fee rates charged to the Funds in comparison to those charged to the Adviser's other clients were reasonable.

Investment Performance

The Trustees received and considered relative performance and expense information for each Fund in a report prepared by Lipper. The Trustees considered the total return performance information, which included each Fund's ranking within a performance universe made up of funds with the same Lipper investment classification and objective (the "Universe Group") by total return for one-year, three-year, and five-year periods. The Trustees also considered the Fund's performance in comparison to the performance results of a group (the "Peer Group") of funds. The Trustees reviewed a description of Lipper's methodology for selecting mutual funds in each Fund's Peer Group and Universe Group. As part of this review, the Trustees also reviewed each Fund's performance against its benchmark and considered the performance information provided for each Fund at regular Board meetings. The attention that was given to the Lipper reports and the actions taken as

JPMORGAN U.S. EQUITY MID/SMALL CAP FUNDS155

JPMorgan Funds

BOARD APPROVAL OF RENEWAL OF INVESTMENT ADVISORY AGREEMENTS (CONTINUED)

(Unaudited)

a result of the review of each Fund's investment performance is summarized below:

The Trustees noted that the performance of the one, three and five year periods of the Capital Growth Fund was better than that of its Universe Group median.

The Trustees noted that the performance of the Dynamic Small Cap Fund was within a reasonable range of the Universe Group median.

The Trustees noted that the performance of the Growth Advantage Fund was better than that of its Universe Group median for the one year and three year periods.

The Trustees noted that the performance of the Mid Cap Equity Fund for the one, three and five year periods was better than that of its Universe Group median.

The Trustees noted that the performance of the Mid Cap Value Fund was better than that of its Universe Group median for the one year and three year periods.

The Trustees noted that although the three and five year performance of the Small Cap Core Fund lagged that of its Universe Group, the Fund's one-year performance demonstrated improvement as the Fund had outperformed the median of its Universe Group. The Trustees found such performance satisfactory in view of the recent improvement, however, the Trustees accepted the Chief Compliance Officer's recommendation that, while considering the Fund's portfolio management team change within the past year, the Board's Equity Investment Sub-Committee would review the Fund's performance at each quarterly board meeting until improved performance is demonstrated over a period of time.

The Trustees noted that the performance of the Small Cap Equity Fund was better than that of its Universe Group median for the one year and three year periods.

The Trustees recognized that the one, three and five year performance of the U.S. Small Company Fund lagged that of its Universe Group. The Trustees and the Chief Compliance Officer noted the Adviser's process to periodically review the Fund and address the Fund's performance results. The Trustees directed the Adviser to report to them at each quarterly board meeting about the results of such reviews and steps taken to improve performance and actual performance results.

The Trustees noted that valuation of performance information for contractual continuance purposes would not yet be sufficiently reliable for the Value Advantage Fund because the Fund commenced operations on February 28, 2005.

Advisory Fees and Expense Ratios

The Trustees considered the contractual advisory fee rate paid by the Fund to the Adviser by comparing that rate to the information prepared by Lipper concerning management fee rates paid by other funds in the same Lipper category as the Fund. The Trustees recognized that Lipper reported the Fund's management fee rate as the combined contractual advisory fee rate and the administration fee. The Trustees also considered the fee waiver and/or expense reimbursement arrangements currently in place for the Fund and considered the net advisory fee rate after taking waivers and reimbursements into account. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are

JPMORGAN U.S. EQUITY MID/SMALL CAP FUNDS156

ANNUAL REPORT DECEMBER 31

2005

BOARD APPROVAL OF RENEWAL OF INVESTMENT ADVISORY AGREEMENTS (CONTINUED)

(Unaudited)

included in the fees paid by other funds. The attention that was given to the Lipper reports and the actions taken as a result of the review of the Fund's advisory fees and expense ratios is summarized below:

The Trustees noted that the Capital Growth Fund's contractual advisory fee was in the first quintile of the Fund's Peer Group and the net advisory fee was in the first quintile of the Fund's Universe Group and concluded that the advisory fee was reasonable.

The Trustees noted that the Dynamic Small Cap Fund's contractual advisory fee was in the first quintile of the Fund's Peer Group and the net advisory fee was in the second quintile of the Fund's Universe Group and concluded that the advisory fee was reasonable.

The Trustees noted that the Growth Advantage Fund's contractual advisory fee was in the second quintile of the Fund's Peer Group and the net advisory fee was in the second quintile of the Fund's Universe Group and concluded that the advisory fee was reasonable.

The Trustees noted that the Mid Cap Equity Fund's contractual advisory fee was in the first quintile of the Fund's Peer Group and the net advisory fee was in the second quintile of the Fund's Universe Group and concluded that the advisory fee was reasonable.

The Trustees noted that although the Mid Cap Value Fund's contractual advisory fee was higher than the median of its Peer Group, the fee was considered reasonable recognizing that the net advisory fee was lower than the median of its Universe Group.

The Trustees noted that the Small Cap Core Fund's contractual advisory fee was in the first quintile of the Fund's Peer Group and the net advisory fee was in the first quintile of the Fund's Universe Group and concluded that the advisory fee was reasonable.

The Trustees noted that the Small Cap Equity Fund's contractual advisory fee was within a reasonable range of the median of its Peer Group and the fee was considered reasonable recognizing that the net advisory fee was lower than the median of its Universe Group.

The Trustees noted that the U.S. Small Company Fund's contractual advisory fee was in the first quintile of the Fund's Peer Group and the net advisory fee was in the first quintile of the Fund's Universe Group and concluded that the advisory fee was reasonable.

The Trustees noted that the Value Advantage Fund's contractual advisory fee was in the second quintile of the Fund's Peer Group and the net advisory fee was in the first quintile of the Fund's Universe Group and concluded that the advisory fee was reasonable.

Micro Cap Fund

The creation of the Micro Cap Fund was considered at the August 2005 board meeting. At the meeting, which was held in person, the Board of Trustees approved the investment advisory agreement for the Fund. In connection with such approval, the portfolio manager provided information concerning the proposed investment strategies to be used by the Fund and the Adviser's experience in using such strategies for other advisory clients. The Trustees also received and evaluated written materials from the Adviser, including expense information compiled by Lipper. Prior to voting, the Trustees reviewed the proposed approval of the advisory agreement with representatives of the Adviser and with counsels to the Trust. The Trustees also discussed the proposed approval in the Trust's Equity Sub-Committee meeting.

The Board evaluated multiple factors in determining whether to approve the investment advisory agreement.

JPMORGAN U.S. EQUITY MID/SMALL CAP FUNDS157

JPMorgan Funds

BOARD APPROVAL OF RENEWAL OF INVESTMENT ADVISORY AGREEMENTS (CONTINUED)

(Unaudited)

In reaching their decision, the Board of Trustees did not identify any single factor as being of paramount importance. Based on their evaluation of the information reviewed and after due consideration, the Board of Trustees concluded that the advisory agreement for the Micro Cap Fund was fair and reasonable and that approval of the agreement would be in the best interest of the Fund and its shareholders. The matters discussed below were considered and discussed by the Trustees in reaching their conclusions:

The Board of Trustees considered the nature and quality of services to be provided by the Adviser to the Micro Cap Fund including portfolio management resources and the experience of the Adviser in connection with the investment strategies used by the Fund. With regard to the nature and quality of the investment advisory services involved, the Board concluded that the services would be of high quality with respect to the Micro Cap Fund given strong staffing resources, infrastructure, and investment processes.

The Board also considered the Adviser's performance with respect to similar investments. The Board noted that, although the Adviser did not have a track record with respect to managing investment companies using the same strategies to be employed by the Micro Cap Fund, the Adviser had extensive experience in managing micro capitalization assets.

The Board of Trustees compared the terms of the Fund's advisory arrangements and similar arrangements by other investment companies, particularly with regard to levels of advisory fees relative to its peer group. In conducting its review, the Board analyzed the materials based on projections and the proposed expense limitation with respect to the Fund.

The Board of Trustees also examined the benefits to the Adviser and its affiliates of their relationship with each Fund. Specifically, the Board of Trustees analyzed the benefits that accrue to the Adviser and its affiliates as a result of the fact that affiliates of the Adviser act as custodian, administrator and shareholder servicing agent for the Fund, and receive fees from the Fund for acting in such capacities.

Finally, the Board considered economies of scale in reviewing the agreement. The Board concluded that the overall contractual environment for the Fund would reflect economies of scale, since breakpoints were included in the administration agreement. It was also noted that the growth of assets in the complex would tend to lower the per-share cost of various fixed expenses and, therefore, would result in certain economies of scale. The board concluded that, given these and other facts, including the anticipated size of the new fund, investment advisory breakpoints were not necessary or appropriate at this time.

JPMORGAN U.S. EQUITY MID/SMALL CAP FUNDS158

ANNUAL REPORT DECEMBER 31

2005

TAX LETTER (UNAUDITED)

Certain tax information for the JPMorgan Funds is required to be provided to shareholders based upon the Funds' income and distributions for the taxable year ended December 31, 2005. The information necessary to complete your income tax returns for the calendar year ending December 31, 2005 will be received under separate cover.

The following represents the percentage of ordinary income distributions eligible for the 70% dividend received deduction for corporate shareholders for the fiscal year ended December 31, 2005:

Dividend Received Deduction
Capital Growth	16.70%
Mid Cap Equity	33.10%
Mid Cap Value	61.03%
Small Cap Core	46.24%
Small Cap Equity	44.95%
U.S. Small Company	26.01%
Value Advantage	41.09%

Each Fund hereby designates the following amount as long-term capital gain distributions for the purpose of the dividend paid deduction on its respective tax return for the fiscal year ended December 31, 2005 (amounts in thousands):

Long-Term Capital Gain Distribution
Capital Growth	$51,737
Dynamic Small Cap	$12,871
Mid Cap Equity	$20,249
Mid Cap Value	$82,699
Small Cap Core	$7,123
Small Cap Equity	$47,292
U.S. Small Company	$12,500
Value Advantage	$6

JPMORGAN U.S. EQUITY MID/SMALL CAP FUNDS159

JPMorgan Funds

TAX LETTER (UNAUDITED)

For the fiscal year ended December 31, 2005, certain dividends paid by the Funds may be subject to a maximum tax rate of 15% as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The following represents the amount of ordinary income distributions received by the Fund treated as qualified dividends (amounts in thousands):

Qualified Dividend Income
Mid Cap Equity	$2,548
Mid Cap Value	$90,024
Small Cap Core	$4,200
Small Cap Equity	$2,914
U.S. Small Company	$1,172
Value Advantage	$640

For the fiscal year ended December 31, 2005, The Funds designate the following amounts of short-term capital gain distributions paid during the Fund's fiscal year that are from qualified and short-term capital gain (amounts in thousands):

Short-term Gain
Mid Cap Equity	$4,602
Mid Cap Value	$85,723
Small Cap Core	$6,588
Small Cap Equity	$5,434
U.S. Small Company	$4,089
Value Advantage	$1,115

JPMORGAN U.S. EQUITY MID/SMALL CAP FUNDS160

JPMorgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

This report is submitted for the general information of the shareholders of the Funds. It is not authorized for distribution to prospective investors in the Funds unless preceded or accompanied by a prospectus.

Contact JPMorgan Funds Service Center at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

Each Fund files a complete schedule of its portfolio holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. Each Fund's Forms N-Q are available on the SEC's website at http://www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of each Fund's policies and procedures with respect to the disclosure of each Fund's portfolio holdings is available in the Statement of Additional Information.

A copy of proxy policies and procedures are available without charge upon request by calling 1-800-480-4111 and on the SEC's website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Fund to the Advisor. A copy of the Fund's voting record for the most recent 12-month period ended June 30 is available on the SEC's website at www.sec.gov or at the Fund's website at www.jpmorganfunds.com no later than August 31 of each year. The Fund's proxy voting record will include, among other things, a brief description of the matter voted on for each portfolio security, and will state how each vote was cast, for example, for or against the proposal.

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JPMorgan Funds Fulfillment Center
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© J.P. Morgan Chase & Co., 2006 All rights reserved. February 2006.  AN-SMC-1205

ITEM 2. CODE OF ETHICS.

Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. If the registrant has not adopted such a code of ethics, explain why it has not done so.

The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 12(a)(1), unless the registrant has elected to satisfy paragraph (f) of this Item by positing its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or third party, that relates to one or more items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. The code of ethics in effect as of December 31, 2005 is included as Exhibit 12(a)(1).

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a) (1) Disclose that the registrant’s board of directors has determined that the registrant either:

(i) Has at least one audit committee financial expert serving on its audit committee; or

(ii) Does not have an audit committee financial expert serving on its audit committee.

The Registrant’s Board of Trustees has determined that the Registrant has at least one audit committee financial expert serving on its audit committee. The Securities and Exchange Commission has stated that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liabilities that are greater than the duties, obligations and liabilities imposed on such person as a member of the Audit Committee and the Board of Trustees in the absence of such designation or identification.

(2) If the registrant provides the disclosure required by paragraph (a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is “independent.” In order to be considered “independent” for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of directors, or any other board committee:

(i) Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

(ii) Be an “interested person” of the investment company as defined in Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

The audit committee financial expert is William Armstrong. He is a “non-interested” trustee and is also “independent” as defined by the Securities and Exchange Commission for purposes of audit committee financial expert determinations.

(3) If the registrant provides the disclosure required by paragraph (a)(1)(ii) of this Item, it must explain why it does not have an audit committee financial expert.

Not applicable.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Disclose, under the caption Audit Fees, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

AUDIT FEES

2004 – $105,000
2005 - $41,852

(b) Disclose, under the caption Audit-Related Fees, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

AUDIT-RELATED FEES (On a calendar year basis)

2004 – $9,397,000
2005 – $10,110,000

The audit-related fees consist of aggregate fees billed for assurance and related services by the independent public registered accounting firm to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant (“Service Affiliates”), that were reasonably related to the performance of the annual audit of the Registrant’s financial statements.

(c) Disclose, under the caption Tax Fees, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

TAX FEES

2004 – $21,300
2005 - $13,700

The tax fees consist of fees billed in connection with preparing the federal regulated investment company income tax returns for the Registrant for the tax years ended December 31, 2004 and 2005.

For the last fiscal year, no tax fees were required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

(d) Disclose, under the caption All Other Fees, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

ALL OTHER FEES

2004 – Not applicable
2005 – Not applicable

(e) (1) Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of          Regulation S-X.

Pursuant to the Registrant’s Audit Committee Charter and written policies and procedures for the pre-approval of audit and non-audit services (the “Pre-approval Policy”), the Audit Committee pre-approves all audit and non-audit services performed by the Registrant’s independent public registered accounting firm for the Registrant. In addition, the Audit Committee will pre-approve the auditor’s engagement for non-audit services with the Registrant’s investment adviser (not including a sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser) and any Service Affiliate in accordance with paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, if the engagement relates directly to the operations and financial reporting of the Registrant. Proposed services may be pre-approved either 1) without consideration of specific case-by-case services or 2) require the specific pre-approval of the

Audit Committee. Therefore, initially the Pre-approval Policy listed a number of audit and non-audit services that have been approved by the Audit Committee, or which were not subject to pre-approval under the transition provisions of Sarbanes-Oxley Act of 2002 (the “Pre-approval List”). The Audit Committee will annually review and pre-approve the services included on the Pre-approval List that may be provided by the independent public registered accounting firm without obtaining additional specific pre-approval of individual services from the Audit Committee. The Audit Committee will add to, or subtract from, the list of general pre-approved services from time to time, based on subsequent determinations. All other audit and non-audit services not on the Pre-approval List must be specifically pre-approved by the Audit Committee.

One or more members of the Audit Committee may be appointed as the Committee’s delegate for the purposes of considering whether to approve such services. Any pre-approvals granted by the delegate will be reported, for informational purposes only, to the Audit Committee at its next scheduled meeting. The Audit Committee’s responsibilities to pre-approve services performed by the independent public registered accounting firm are not delegated to management.

(2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

2004 – Not applicable
2005 – 75%

(f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

None.

(g) Disclose the aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

The aggregate non-audit fees billed by the independent public registered accounting firm for services rendered to the Registrant, and rendered to Service Affiliates, for the last two calendar year ends were $25.3 million in 2004 and $19.1 million in 2005.

(h) Disclose whether the registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

The Registrant’s Audit Committee has considered whether the provision of the non-audit services that were rendered to Service Affiliates that were not pre-approved (not requiring pre-approval) is compatible with maintaining the independent public registered accounting firm’s independence. All services provided by the independent public registered accounting firm to the Registrant or to Service Affiliates that were required to be pre-approved were pre-approved as required.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

(a) If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)).  If the registrant has such a committee, however designated, identify each committee member.  If the entire board of directors is acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so state.

(b) If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17CFR 240.10A-3(d)) regarding an exemption from the listing standards for all audit committees.

Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS

File Schedule I – Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in Section 210.12-12 of Regulation S-X, unless the schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Included in Item 1.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company’s investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company’s investment adviser, or any other third party, that the company uses, or that are used on the company’s behalf, to determine how to vote proxies relating to portfolio securities.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASE OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

(a) If the registrant is a closed-end management investment company, provide the information specified in paragraph (b) of this Item with respect to any purchase made by or on behalf of the registrant or any “affiliated purchaser,” as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the registrant’s equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781).

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A (17 CFR 240.14a-101), or this Item.

Not applicable.

ITEM 11. CONTROLS AND PROCEDURES.

(a) Disclose the conclusions of the registrant’s principal executive and principal financial officers, or persons performing similar functions, regarding the effectiveness of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

The Registrant’s principal executive and principal financial officers have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant’s disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant’s management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b) Disclose any change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

There were no changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s fourth fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely  to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS.

(a) File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.

The Code of Ethics that is the subject of the disclosure required by Item 2 is attached hereto.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2).

Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 are attached hereto.

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.

Not applicable.

(b) A separate or combined certification for each principal executive officer and principal officer of the registrant as required by Rule 30a-2(b) under the Act of 1940.

Certifications pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

J.P. Morgan Mutual Fund Investment Trust

By:	/s/ George C.W. Gatch
George C.W. Gatch
President and Principal Executive Officer
March 8, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ George C.W. Gatch
George C.W. Gatch
President and Principal Executive Officer
March 8, 2006

By:	/s/ Stephanie J. Dorsey
Stephanie J. Dorsey
Treasurer and Principal Financial Officer
March 8, 2006